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             STRUCTURED ASSET SECURITIES CORPORATION, as Depositor,

                 AURORA LOAN SERVICES INC., as Master Servicer,

                                       and

                      THE CHASE MANHATTAN BANK, as Trustee

                           ---------------------------

                                 TRUST AGREEMENT

                          Dated as of February 1, 1999

                           ---------------------------



                     STRUCTURED ASSET SECURITIES CORPORATION

                       MORTGAGE PASS-THROUGH CERTIFICATES

                                SERIES 1999-ALS1





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
                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01.   Definitions....................................................2
Section 1.02.   Calculations Respecting Mortgage Loans........................29

                                   ARTICLE II

                 DECLARATION OF TRUST; ISSUANCE OF CERTIFICATES

Section 2.01.   Creation and Declaration of Trust Fund;
                    Conveyance of Mortgage Loans..............................29
Section 2.02.   Acceptance of Trust Fund by Trustee:
                    Review of Documentation for Trust Fund....................32
Section 2.03.   Representations and Warranties of the Depositor...............33
Section 2.04.   Discovery of Breach...........................................35
Section 2.05.   Repurchase, Purchase or Substitution of Mortgage Loans........35
Section 2.06.   Grant Clause..................................................36

                                   ARTICLE III

                                THE CERTIFICATES

Section 3.01.   The Certificates..............................................36
Section 3.02.   Registration..................................................37
Section 3.03.   Transfer and Exchange of Certificates.........................37
Section 3.04.   Cancellation of Certificates..................................40
Section 3.05.   Replacement of Certificates...................................40
Section 3.06.   Persons Deemed Owners.........................................40
Section 3.07.   Temporary Certificates........................................40
Section 3.08.   Appointment of Paying Agent...................................41
Section 3.09.   Book-Entry Certificates.......................................41

                                   ARTICLE IV

                        ADMINISTRATION OF THE TRUST FUND

Section 4.01.   Collection Account............................................43
Section 4.02.   Application of Funds in the Collection Account................44
Section 4.03.   Reports to Certificateholders.................................46
Section 4.04.   Certificate Account...........................................49

                                    ARTICLE V

                    DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

Section 5.01.   Distributions Generally.......................................50
Section 5.02.   Distributions from the Certificate Account....................50
Section 5.03.   Allocation of Realized Losses.................................55
Section 5.04.   Advances by Master Servicer and Trustee.......................57
Section 5.05.   Compensating Interest Payments................................58

                                   ARTICLE VI

                    CONCERNING THE TRUSTEE; EVENTS OF DEFAULT

Section 6.01.   Duties of Trustee.............................................58
Section 6.02.   Certain Matters Affecting the Trustee.........................60
Section 6.03.   Trustee Not Liable for Certificates...........................61
Section 6.04.   Trustee May Own Certificates..................................62
Section 6.05.   Eligibility Requirements for Trustee..........................62
Section 6.06.   Resignation and Removal of Trustee............................62
Section 6.07.   Successor Trustee.............................................63
Section 6.08.   Merger or Consolidation of Trustee............................63
Section 6.09.   Appointment of Co-Trustee,
                    Separate Trustee or Custodian.............................64
Section 6.10.   Authenticating Agents.........................................65
Section 6.11.   Indemnification of Trustee....................................66
Section 6.12.   Fees and Expenses of Trustee..................................66
Section 6.13.   Collection of Monies..........................................67
Section 6.14.   Events of Default; Trustee To Act;
                    Appointment of Successor..................................67
Section 6.15.   Additional Remedies of Trustee Upon Event of Default..........70
Section 6.16.   Waiver of Defaults............................................71
Section 6.17.   Notification to Holders.......................................71
Section 6.18.   Directions by Certificateholders and Duties of
                    Trustee During Event of Default...........................71
Section 6.19.   Action Upon Certain Failures of the Master Servicer and
                    Upon Event of Default.....................................71
Section 6.20.   Preparation of Tax Returns and Other Reports..................71

                                   ARTICLE VII

                   PURCHASE AND TERMINATION OF THE TRUST FUND

Section 7.01.   Termination of Trust Fund Upon Repurchase or
                    Liquidation of All Mortgage Loans.........................72
Section 7.02.   Procedure Upon Termination of Trust Fund......................73
Section 7.03.   Additional Trust Fund Termination Requirements................74

                                  ARTICLE VIII

                          RIGHTS OF CERTIFICATEHOLDERS

Section 8.01.   Limitation on Rights of Holders...............................75
Section 8.02.   Access to List of Holders.....................................75
Section 8.03.   Acts of Holders of Certificates...............................76

                                   ARTICLE IX

      ADMINISTRATION AND SERVICING OF MORTGAGE LOANS BY THE MASTER SERVICER

Section 9.01.   Duties of the Master Servicer.................................77
Section 9.02.   Master Servicer Fidelity Bond and
                    Master Servicer Errors and Omissions Insurance Policy.....77
Section 9.03.   Master Servicer's Financial Statements and
                    Related Information.......................................78
Section 9.04.   Power to Act; Procedures......................................78
Section 9.05.   Servicing Agreements Between the Master Servicer and
                    Servicers; Enforcement of Servicers' Obligations..........79
Section 9.06.   Collection of Taxes, Assessments and Similar Items............80
Section 9.07.   Termination of Servicing Agreements; Successor Servicers......80
Section 9.08.   Master Servicer Liable for Enforcement........................81
Section 9.09.   No Contractual Relationship Between Servicers and
                    Trustee or Depositor......................................81
Section 9.10.   Assumption of Servicing Agreement by Trustee..................81
Section 9.11.   "Due-on-Sale" Clauses; Assumption Agreements..................82
Section 9.12.   Release of Mortgage Files.....................................82
Section 9.13.   Documents, Records and Funds in Possession of
                    Master Servicer To Be Held for Trustee....................83
Section 9.14.   Representations and Warranties of the Master Servicer.........84
Section 9.15.   Closing Certificate and Opinion...............................86
Section 9.16.   Standard Hazard and Flood Insurance Policies..................86
Section 9.17.   Presentment of Claims and Collection of Proceeds..............87
Section 9.18.   Maintenance of the Primary Mortgage Insurance Policies........87
Section 9.19.   Trustee To Retain Possession of
                    Certain Insurance Policies and Documents..................87
Section 9.20.   Realization Upon Defaulted Mortgage Loans.....................88
Section 9.21.   Compensation to the Master Servicer...........................88
Section 9.22.   REO Property..................................................88
Section 9.23.   [Omitted].....................................................89
Section 9.24.   Reports to the Trustee........................................89
Section 9.25.   Annual Officer's Certificate as to Compliance.................89
Section 9.26.   Annual Independent Accountants' Servicing Report..............90
Section 9.27.   Merger or Consolidation.......................................91
Section 9.28.   Resignation of Master Servicer................................91
Section 9.29.   Assignment or Delegation of Duties by the Master Servicer.....91
Section 9.30.   Limitation on Liability of the Master Servicer and Others.....91
Section 9.31.   Indemnification; Third-Party Claims...........................92

                                    ARTICLE X

                              REMIC ADMINISTRATION

Section 10.01.  REMIC Administration..........................................92
Section 10.02.  Prohibited Transactions and Activities........................94
Section 10.03.  Indemnification with Respect to
                    Certain Taxes and Loss of REMIC Status....................94
Section 10.04.  REO Property..................................................95

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01.  Binding Nature of Agreement; Assignment.......................96
Section 11.02.  Entire Agreement..............................................96
Section 11.03.  Amendment.....................................................96
Section 11.04.  Voting Rights.................................................97
Section 11.05.  Provision of Information......................................97
Section 11.06.  Governing Law.................................................98
Section 11.07.  Notices.......................................................98
Section 11.08.  Severability of Provisions....................................98
Section 11.09.  Indulgences; No Waivers.......................................98
Section 11.10.  Headings Not To Affect Interpretation.........................98
Section 11.11.  Benefits of Agreement.........................................98
Section 11.12.  Special Notices to the Rating Agencies........................99
Section 11.13.  Counterparts.................................................100
Section 11.14.  Transfer of Servicing........................................100

                                   ATTACHMENTS

Exhibit A     Forms of Certificates
Exhibit B-1   Form of Initial Certification
Exhibit B-2   Form of Interim Certification
Exhibit B-3   Form of Final Certification
Exhibit B-4   Form of Endorsement
Exhibit C     Request for Release of Documents and Receipt
Exhibit D-l   Form of Residual Certificate Transfer Affidavit (Transferee)
Exhibit D-2   Form of Residual Certificate Transfer Affidavit (Transferor)
Exhibit E     Servicing Agreement
Exhibit F     Form of Rule 144A Transfer Certificate
Exhibit G     Form of Purchaser's Letter for Institutional Accredited Investors
Exhibit H     Form of ERISA Transfer Affidavit
Exhibit I     Monthly Remittance Advice
Exhibit J     Monthly Electronic Data Transmission
Exhibit K     Custodial Agreement

Schedule A    Mortgage Loan Schedule
Schedule B    Principal Amount Schedules

     This TRUST AGREEMENT, dated as of February 1, 1999 (the "Agreement"), is by and among STRUCTURED ASSET SECURITIES CORPORATION, a Delaware corporation, as depositor (the "Depositor"), AURORA LOAN SERVICES INC., as master servicer (the "Master Servicer"), and THE CHASE MANHATTAN BANK, a New York banking corporation with its main office in New York, New York, as trustee (the "Trustee").

                              PRELIMINARY STATEMENT

     The Depositor has acquired the Mortgage Loans from Lehman Capital, A Division of Lehman Brothers Holdings Inc. (the "Seller"), and at the Closing Date is the owner of the Mortgage Loans and the other property being conveyed by it to the Trustee for inclusion in the Trust Fund. On the Closing Date, the Depositor will acquire the Certificates from the Trust Fund, as consideration for its transfer to the Trust Fund of the Mortgage Loans and the other property constituting the Trust Fund. The Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Mortgage Loans and the other property constituting the Trust Fund. All covenants and agreements made by the Depositor, the Master Servicer and the Trustee herein with respect to the Mortgage Loans and the other property constituting the Trust Fund are for the benefit of the Holders from time to time of the Certificates. The Depositor and the Master Servicer are entering into this Agreement, and the Trustee is accepting the Trust Fund created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

     As provided herein, the Trustee shall elect that the Trust Fund be treated for federal income tax purposes as comprising two real estate mortgage investment conduits (each a "REMIC" or, in the alternative, the Lower Tier REMIC and the Upper Tier REMIC, respectively). Each Certificate, other than the Class R Certificate, represents ownership of a regular interest in the Upper Tier REMIC for purposes of the REMIC Provisions. The Class R Certificate represents ownership of the sole class of residual interest in each of the Lower Tier REMIC and the Upper Tier REMIC for purposes of the REMIC Provisions. The Upper Tier REMIC shall hold as assets the several classes of uncertificated Lower Tier Interests set out below.


    Lower Tier Class                                         Initial Class Principal        Corresponding Class
       Designation                   Interest Rate                    Amount                 of Certificate(s)
    ----------------                 -------------           -----------------------        -------------------
Class LT1-A                              6.90%                     $152,951,000.00           Class 1-A
Class LT1-AP                             0.00                           933,405.00           Class 1-AP
Class LT 2-A                             6.75                        76,965,100.00           Class 2-A
       (1)                                                                                   Class 2-AX
       (2)                                                                                   Class R
Class LT2-AP                             0.00                           784,915.00           Class 2-AP
Class LT3-A                              6.55                        33,914,000.00           Class 3-A
       (3)                                                                                   Class 3-AX
Class LT3-AP                             0.00                           844,678.00           Class 3-AP
Class LTB-1                              6.90                         8,662,000.00           Class B-1
Class LTB-2                              6.90                         6,351,000.00           Class B-2
Class LTB-3                              6.90                         2,741,000.00           Class B-3
Class LTB-4                              6.90                         1,443,000.00           Class B-4
Class LTB-5                              6.90                           865,000.00           Class B-5
Class LTB-6                              6.90                         2,318,513.06           Class B-6
Class LTR                                (4)                               (4)                    (4)

______________
     (1) The Class 2-AX Certificates will be entitled to receive on each Distribution Date to a specified portion of the interest payable on the Class LT2-A Interest.

     (2) The Class R Certificate will be entitled to receive $100 of principal plus interest at the rate of 6.90% from amounts payable with respect to the Class LT2-A Interest.

     (3) The Class 3-AX Certificates will be entitled to receive on each Distribution Date a specified portion of the interest payable on the Class LT3-A Interest.

     (4) The Class LTR does not have a stated principal amount or a stated interest rate. Ownership of the Class LTR Interest will be evidenced by the Class R Certificate.

     The Lower Tier REMIC shall hold as assets all assets included in the Trust Fund other than the uncertificated Lower Tier Interests.

     Distributions of principal payments on each class of Lower Tier Interest for any Distribution Date shall correspond to the principal distributions required to be made on the Corresponding Class of Certificates on such Distribution Date. Realized Losses and Net Prepayment Interest Shortfalls as of any Distribution Date shall be allocated among the classes of Lower Tier Interests in the same manner that such items are allocated among the Corresponding Classes of Certificates.

     The following table sets forth the Class designation, Interest Rate, initial Class Principal Amount and minimum denomination for each Class of Certificates comprising the interests in the Trust Fund created hereunder.


                                                             Initial Class Principal
    Class Designation                Interest Rate                    Amount               Minimum Denominations
    -----------------                -------------           -----------------------       ---------------------
Class 1-A                                6.90%                     $152,951,000.00                 $100,000
Class 1-AP                               0.00                           933,405.00                  100,000
Class 2-A                                6.75                        76,965,000.00                  100,000
Class 2-AP                               0.00                           784,915.00                  100,000
Class 2-AX                               0.15                                  (1)               30,000,000(3)
Class 3-A                                6.55                        33,914,000.00                  100,000
Class 3-AP                               0.00                           844,678.00                  100,000
Class 3-AX                               0.35                                  (2)               20,000,000(3)
Class B1                                 6.90                         8,662,000.00                  100,000
Class B2                                 6.90                         6,351,000.00                  100,000
Class B3                                 6.90                         2,741,000.00                  100,000
Class B4                                 6.90                         1,443,000.00                  250,000
Class B5                                 6.90                           865,000.00                  250,000
Class B6                                 6.90                         2,318,513.06                  250,000
Class R                                  6.90                               100.00                      100

______________
     (1) The Class 2-AX Certificates will accrue interest on a Class Notional Amount equal, as to any Distribution Date, to the Class Principal Amount of the Class 2-A Certificates immediately prior to such date.

     (2) The Class 3-AX Certificates will accrue interest on a Class Notional Amount equal, as to any Distribution Date, to the Class Principal Amount of the Class 3-A Certificates immediately prior to such date.

     (3)  In Notional Amount.

     As of the Cut-off Date, the Mortgage Loans had an aggregate Scheduled Principal Balance of $288,773,612.87.

     In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer and the Trustee hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Section  1.01.  Definitions.  The following  words and phrases,  unless the
                     -----------
context otherwise requires, shall have the following meanings:

     Accepted  Servicing  Practices:  With  respect  to any  Mortgage  Loan,  as
     ------------------------------
applicable, either (x) those customary mortgage servicing practices of prudent mortgage servicing institutions that service or master service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, to the extent applicable to the Trustee or the Master Servicer or (y) as provided in the applicable Servicing Agreement, to the extent applicable to the Servicer.

     Accountant: A person engaged in the practice of accounting who (except when
     ----------
this Agreement provides that an Accountant must be Independent) may be employed by or affiliated with the Depositor or an Affiliate of the Depositor.

     Accretion Directed Certificate: None.
     ------------------------------

     Accretion  Termination  Date:  The first  Distribution  Date  following the
     ----------------------------
Credit Support Depletion Date.

     Accrual  Amount:  As  to  any  Class  of  Accrual   Certificates  and  each
     ---------------
Distribution Date through the Credit Support Depletion Date, the sum of (x) any amount of Accrued Certificate Interest allocable to such Class pursuant to
Section 5.02(a)(ii) on such Distribution Date and (y) any Interest Shortfall allocable to such Class pursuant to Section 5.02(a)(iii) on such Distribution Date. As to any Class of Accrual Certificates and each Distribution Date after the Credit Support Depletion Date, zero.

     Accrual Certificate: None.
     -------------------

     Accrual Component: None.
     -----------------

     Accrual  Period:  With  respect to any  Distribution  Date and any Class of
     ---------------
Certificates (other than any Class of Principal Only Certificates), the one-month period beginning immediately following the end of the preceding Accrual Period (or from the Cut-off Date, in the case of the first Accrual Period) and ending on the last day of the month preceding the month in which such Distribution Date occurs.

     Accrued Certificate  Interest:  As to any Class of Certificates (other than
     -----------------------------
any Principal Only Certificates) and any Distribution Date, the product of the Interest Rate for such Class of Certificates and the Class Principal Amount (or Class Notional Amount) of such Class of Certificates immediately preceding such Distribution Date, as reduced by such Class's share of the interest portion of
(i) any Excess Losses for such Distribution Date and (ii) any Relief Act Reduction, in each case allocable among the Class A Certificates of the related Certificate Group pro rata based on the Accrued Certificate Interest otherwise distributable thereto, and allocable to the Subordinate Certificates pro rata based on interest accrued on their respective Apportioned Principal Balances. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     Additional Collateral: None.
     ---------------------

     Adjustable Rate Mortgage Loan: None.
     -----------------------------

     Advance:  An advance of the aggregate of payments of principal and interest
     -------
(net of the Master Servicing Fee and the Servicing Fee) on one or more Mortgage Loans that were due on the Due Date in the related Due Period and not received as of the close of business on the related Determination Date, required to be made by or on behalf of the Master Servicer and any Servicer (or by the Trustee) pursuant to Section 5.04.

     Affiliate:   With  respect  to  any  specified  Person,  any  other  Person
     ---------
controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Aggregate Master Servicing  Compensation:  As to any Distribution Date, the
     ----------------------------------------
sum of (x) the aggregate of the Master Servicing Fees payable to the Master Servicer in respect of such Distribution Date and (y) all income and gain realized from the investment of funds in the Collection Account during the period from and including the Deposit Date in the calendar month immediately preceding the month in which such Distribution Date occurs, to but excluding the Deposit Date relating to such Distribution Date.

     Aggregate  Principal  Balance:  The  aggregate of the  Scheduled  Principal
     -----------------------------
Balances for all Mortgage Loans at any date of determination.

     Aggregate Subordinate Percentage: The sum of the Class Principal Amounts of
     --------------------------------
the Subordinate Certificates divided by the sum of the Non-AP Pool Balances for all Mortgage Pools.

     Aggregate  Voting  Interests:  The aggregate of the Voting Interests of all
     ----------------------------
the Certificates under this Agreement.

     Agreement: This Trust Agreement and all amendments and supplements hereto.
     ---------

     AP Percentage:  As to any Discount  Mortgage Loan in any Mortgage Pool, the
     -------------
percentage equivalent of a fraction, the numerator of which is 6.90% minus the Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is 6.90%. As to any Non-Discount Mortgage Loan in any Mortgage Pool, 0.000%.

     AP Principal  Distribution  Amount:  For any Distribution Date and for each
     ----------------------------------
Certificate Group, the sum of the following amounts:

          (i) the applicable AP Percentage of the principal portion of each Scheduled Payment (without giving effect to any Debt Service Reduction occurring prior to the Bankruptcy Coverage Termination Date) on each Mortgage Loan in the related Mortgage Pool due during the related Due Period;

          (ii) the  applicable AP  Percentage of each of the following  amounts:
     (1) each Principal Prepayment collected on a Mortgage Loan in the related Mortgage Pool during the applicable Prepayment Period, (2) each other unscheduled collection, including Insurance Proceeds and Net Liquidation Proceeds (other than with respect to any Mortgage Loan in the related Mortgage Pool that was finally liquidated during the applicable Prepayment Period) representing or allocable to recoveries of principal of such Mortgage Loan in the related Mortgage Pool received during the applicable Prepayment Period and (3) the principal portion of all proceeds of the purchase of any Mortgage Loan in the related Mortgage Pool (or, in the case of a permitted substitution, amounts representing a principal adjustment) actually received by the Trustee with respect to the applicable Prepayment Period;

          (iii) with respect to unscheduled recoveries allocable to principal of any Mortgage Loan in the related Mortgage Pool that was finally liquidated during the related Prepayment Period, the applicable AP Percentage of the related net Liquidation Proceeds allocable to principal; and

          (iv) any amounts described in clauses (i) through (iii) for any previous Distribution Date that remain unpaid.

     Apportioned Principal Balance: As to any Class of Subordinate  Certificates
     -----------------------------
and any Distribution Date, the Class Principal Amount of such Class multiplied by a fraction, the numerator of which is the applicable Group Subordinate Amount and the denominator of which is the sum of the Group Subordinate Amounts.

     Appraised Value: With respect to any Mortgage Loan, the amount set forth in
     ---------------
an appraisal made in connection with the origination of such Mortgage Loan as the value of the related Mortgaged Property.

     Assignment of Mortgage:  An assignment of the Mortgage,  notice of transfer
     ----------------------
or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Trustee, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law; provided, however, that the Trustee shall not be responsible for determining whether any such assignment is in recordable form.

     Authenticating  Agent:  Any  authenticating  agent appointed by the Trustee
     ---------------------
pursuant to Section 6.10.

     Authorized Officer: Any Person who may execute an Officer's  Certificate on
     ------------------
behalf of the Depositor.

     Available  Distribution  Amount:  As to  each  Mortgage  Pool  and  on  any
     -------------------------------
Distribution Date, the sum of the following amounts:

          (1) the total amount of all cash received by the Master Servicer through the Remittance Date and deposited by the Master Servicer by the Deposit Date for such Distribution Date on the Mortgage Loans of such Mortgage Pool (including proceeds of any Insurance Policy and any other credit support relating to such Mortgage Loans), plus all Advances made by the Master Servicer or any Servicer (or the Trustee) for such Distribution Date, any Compensating Interest Payment for such date and Mortgage Pool and any amounts paid by any Servicer in respect of Prepayment Interest Shortfalls in respect of the related Mortgage Loans for such date, but not including:

               (a) all amounts distributed pursuant to Section 5.02 on prior Distribution Dates;

               (b) all Scheduled Payments of principal and interest collected but due on a date subsequent to the related Due Period;

               (c) all Principal Prepayments received or identified by the applicable Servicer after the applicable Prepayment Period (together with any interest payments received with such prepayments to the extent that they represent the payment of interest accrued on the related Mortgage Loans for the period subsequent to the applicable Prepayment Period);

               (d) any other unscheduled collection, including Net Liquidation Proceeds and Insurance Proceeds, received by the Master Servicer after the applicable Prepayment Period; and

               (e) all fees and amounts due or reimbursable to the Master Servicer or any Servicer pursuant to the terms of this Agreement or the applicable Servicing Agreement;

               (f) any Prepayment Penalty Amounts;

               (g) any Prepayment Interest Excess; and

               (h)  such   portion  of  each  payment  in  respect  of  interest
          representing Retained Interest.

          (2) any other payment made by any Servicer, the Seller, the Depositor, or any other Person with respect to such Distribution Date (including the Purchase Price with respect to any Mortgage Loan repurchased by the Seller, the Depositor or any other Person).

     Balloon  Mortgage  Loan:  Any  Mortgage  Loan  having an  original  term to
     -----------------------
maturity that is shorter than its amortization schedule, and a final Scheduled Payment that is disproportionately large in comparison to other Scheduled Payments.

     Balloon  Payment:  The final  Scheduled  Payment  in  respect  of a Balloon
     ----------------
Mortgage Loan.

     Bankruptcy:  As to any Person,  the making of an assignment for the benefit
     ----------
of creditors, the filing of a voluntary petition in bankruptcy, adjudication as a bankrupt or insolvent, the entry of an order for relief in a bankruptcy or insolvency proceeding, the seeking of reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief, or seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator, dissolution, or termination, as the case may be, of such Person pursuant to the provisions of either the United States Bankruptcy Code of 1986, as amended, or any other similar state laws.

     Bankruptcy  Coverage  Termination  Date:  As to  each  Mortgage  Pool,  the
     ---------------------------------------
Distribution Date on which the related Bankruptcy Loss Limit has been reduced to zero (or less than zero).

     Bankruptcy Loss Limit: As of the Cut-off Date, $100,000, which amount shall
     ---------------------
be reduced from time to time by the amount of Bankruptcy Losses allocated to the Certificates.

     Bankruptcy  Losses:  Any  Realized  Losses (as  reported by the  applicable
     ------------------
Servicer to the Master Servicer) arising from a proceeding under the United States Bankruptcy Code or any other similar state law or other proceeding with respect to the Mortgagor of or Mortgaged Property under a Mortgage Loan, including, without limitation, any such loss arising from (a) the difference between (i) the principal amount that would have been due under the original scheduled payments of principal and interest due on the related Mortgage Loan and (ii) the value established in the relevant court with respect to such Mortgaged Property, including without limitation a Deficient Valuation, or (b) a Debt Service Reduction.

     Benefit Plan Opinion: An Opinion of Counsel  satisfactory to the Trustee to
     --------------------
the effect that any proposed transfer will not (i) cause the assets of the Trust Fund to be regarded as plan assets for purposes of the Plan Asset Regulations or
(ii) give rise to any fiduciary duty on the part of the Depositor or the Trustee.

     Blanket  Mortgage:  The mortgage or  mortgages  encumbering  a  Cooperative
     -----------------
Property.

     Book-Entry Certificates: Beneficial interests in Certificates designated as
     -----------------------
"Book-Entry Certificates" in this Agreement, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 3.09; provided, that after the occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are to be issued to Certificate Owners, such Book-Entry Certificates shall no longer be "Book-Entry Certificates." As of the Closing Date, the following Classes of Certificates constitute Book-Entry Certificates: the Class 1-A, Class 1-AP, Class 2-A, Class 2-AP, Class 2-AX, Class 3-A, Class 3-AP, Class 3-AX, Class B1, Class B2 and Class B3.

     Business Day: Any day other than (i) a Saturday or a Sunday,  (ii) a day on
     ------------
which banking institutions in New York, New York or, if other than New York, the city in which the Corporate Trust Office of the Trustee is located, or the State of Colorado, or (iii) with respect to any Remittance Date or any Servicer reporting date, the States specified in the definition of "Business Day" in the applicable Servicing Agreement, are authorized or obligated by law or executive order to be closed.

     Certificate:  Any one of the certificates  signed and  countersigned by the
     -----------
Trustee in substantially the forms attached hereto as Exhibit A.

     Certificate  Account:  The account  maintained by the Trustee in accordance
     --------------------
with the provisions of Section 4.04.

     Certificate  Group:  The Group 1 Certificates,  Group 2 Certificates or the
     ------------------
Group 3 Certificates, as applicable.

     Certificate Owner: With respect to a Book-Entry Certificate, the Person who
     -----------------
is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

     Certificate  Principal Amount: With respect to any Certificate other than a
     -----------------------------
Notional Certificate, at the time of determination, the maximum specified dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the initial principal amount set forth on the face of such Certificate (plus, in the case of any Negative Amortization Certificate, any Deferred Interest allocated thereto on previous Distribution Dates, and plus, in the case of any Accrual Certificate, its Percentage Interest of any related Accrual Amount for each previous Distribution Date), less the amount of all principal distributions previously made with respect to such Certificate, all Realized Losses allocated to such Certificate, and, in the case of a Subordinate Certificate, any Subordinate Certificate Writedown Amount allocated to such Certificate. For purposes of Article V hereof, unless specifically provided to the contrary, Certificate Principal Amounts shall be determined as of the close of business of the immediately preceding Distribution Date, after giving effect to all distributions made on such date. Notional Certificates are issued without Certificate Principal Amounts.

     Certificate Register and Certificate Registrar: The register maintained and
     --------------------     ---------------------
the registrar appointed pursuant to Section 3.02.

     Certificateholder: The meaning provided in the definition of "Holder."
     -----------------

     Class: All Certificates bearing the same class designation.
     -----

     Class A  Certificate:  Any Class 1-A,  Class 1-AP,  Class 2-A,  Class 2-AP,
     --------------------
Class 2-AX, Class 3-A, Class 3-AP or Class 3-AX Certificate.

     Class AP Deferred Amount:  As to any  Distribution  Date on or prior to the
     ------------------------
Credit Support Depletion Date and each of the Class 1-AP, Class 2-AP and Class 3-AP Certificates, the aggregate of the applicable AP Percentage of the principal portion of each Realized Loss on a Discount Mortgage Loan in the related Mortgage Pool, other than, in each case, an Excess Loss, to be allocated to such Class of Certificates on such Distribution Date or previously allocated to such Class of Certificates and not yet paid to the Holders of such Class of Certificates pursuant to Section 5.02(a)(v).

     Class AP Certificate: Any Class 1-AP, Class 2-AP or Class 3-AP Certificate.
     --------------------

     Class B  Certificate:  Any Class B1, Class B2, Class B3, Class B4, Class B5
     --------------------
or Class B6 Certificate.

     Class LTR Interest: The sole residual interest in the Lower Tier REMIC.
     ------------------

     Class Notional Amount: With respect to each Class of Notional Certificates,
     ---------------------
the applicable class notional amount described in the Preliminary Statement hereto.

     Class Principal  Amount:  With respect to each Class of Certificates  other
     -----------------------
than any Class of Notional Certificates, the aggregate of the Certificate Principal Amounts of all Certificates of such Class at the date of determination. With respect to each Class of Notional Certificates, zero.

     Class Percentage:  With respect to each Class of Subordinate  Certificates,
     ----------------
for each Distribution Date, the percentage obtained by dividing the Class Principal Amount of such Class immediately prior to such Distribution Date by the aggregate Certificate Principal Amount of all Certificates immediately prior to such date.

     Clearing Agency: An organization registered as a "clearing agency" pursuant
     ---------------
to Section 17A of the Securities Exchange Act of 1934, as amended. As of the Closing Date, the Clearing Agency shall be The Depository Trust Company.

     Clearing  Agency  Participant:  A broker,  dealer,  bank,  other  financial
     -----------------------------
institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     Closing Date: February 26, 1999.
     ------------

     Code:  The  Internal  Revenue  Code of 1986,  as amended,  and as it may be
     ----
further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

     Collection  Account:  A separate account  established and maintained by the
     -------------------
Master Servicer pursuant to Section 4.01.

     Compensating  Interest Payment:  With respect to each Mortgage Pool and any
     ------------------------------
Distribution Date, an amount equal to the excess of (x) the aggregate of any Prepayment Interest Shortfalls with respect to such Mortgage Pool and such Distribution Date over (y) the aggregate of any amounts required to be paid by any Servicer in respect of such shortfalls but not paid; provided, that such amount, to the extent payable by the Master Servicer, shall not exceed the Aggregate Master Servicing Compensation that would be payable to the Master Servicer in respect of such Mortgage Pool and such Distribution Date without giving effect to any Compensating Interest Payment.

     Component: None.
     ---------

     Component Certificate: None.
     ---------------------

     Component Interest Rate: None.
     -----------------------

     Component Principal Amount: Not applicable.
     --------------------------

     Conventional Loan: A Mortgage Loan that is not insured by the United States
     -----------------
Federal Housing Administration or guaranteed by the United States Veterans Administration.

     Converted Mortgage Loan: None.
     -----------------------

     Convertible Mortgage Loan: None.
     -------------------------

     Cooperative Corporation:  The entity that holds title (fee or an acceptable
     -----------------------
leasehold  estate)  to the  real  property  and  improvements  constituting  the
Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under
Section 216 of the Code.

     Cooperative  Loan:  Any Mortgage Loan secured by  Cooperative  Shares and a
     -----------------
Proprietary Lease.

     Cooperative Loan Documents: As to any Cooperative Loan, (i) the Cooperative
     --------------------------
Shares, together with a stock power in blank; (ii) the original executed Security Agreement and the assignment of the Security Agreement endorsed in blank; (iii) the original executed Proprietary Lease and the assignment of the Proprietary Lease endorsed in blank; (iv) the original executed Recognition Agreement and the assignment of the Recognition Agreement (or a blanket assignment of all Recognition Agreements) endorsed in blank; (v) the executed UCC-1 financing statement with evidence of recording thereon, which has been filed in all places required to perfect the security interest in the Cooperative Shares and the Proprietary Lease; and (vi) executed UCC-3 financing statements (or copies thereof) or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

     Cooperative  Property:  The real  property  and  improvements  owned by the
     ---------------------
Cooperative Corporation, that includes the allocation of individual dwelling units to the holders of the Cooperative Shares of the Cooperative Corporation.

     Cooperative Shares: Shares issued by a Cooperative Corporation.
     ------------------

     Cooperative  Unit:  A  single  family  dwelling  located  in a  Cooperative
     -----------------
Property.

     Corporate Trust Office: The principal corporate trust office of the Trustee
     ----------------------
at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at 450 West 33rd Street, New York, New York 10001, Attention: Capital Markets Fiduciary Services.

     Corresponding Class: With respect to any class of Lower Tier Interests, the
     -------------------
Class of Certificates or Component so designated in the Preliminary Statement hereto. With respect to any Class of Certificates or Component, the class or classes of Lower Tier Interests so designated in the Preliminary Statement hereto.

     Corresponding Component: None.
     -----------------------

     Credit Score: With respect to any Mortgage Loan, a numerical  assessment of
     ------------
default risk with respect to the Mortgagor under such Mortgage Loan, determined based on a methodology developed by Fair, Isaac & Co., Inc.

     Credit Support  Depletion  Date:  The  Distribution  Date on which,  giving
     -------------------------------
effect to all distributions on such date, the aggregate Certificate Principal Amount of the Subordinate Certificates is reduced to zero.

     Credit Support Percentage:  As to any Class of Subordinate Certificates and
     -------------------------
any Distribution Date, the sum of the Class Percentages of all Classes of Certificates that rank lower in priority than such Class.

     Custodial Agreement: Each custodial agreement attached as Exhibit K hereto,
     -------------------
and any custodial agreement subsequently executed by the Trustee substantially in the form thereof.

     Custodian:  Each custodian appointed by the Trustee pursuant to a Custodial
     ---------
Agreement, and any successor thereto.

     Cut-off Date: February 1, 1999.
     ------------

     Cut-off  Date  Aggregate  Principal  Balance:  With respect to the Mortgage
     --------------------------------------------
Loans in the Trust Fund on the Closing Date, the Aggregate Principal Balance for all such Mortgage Loans as of the Cut-off Date.

     DCR: Duff & Phelps Credit Rating Co., or any successor in interest.
     ---

     Debt Service  Reduction:  With respect to any Mortgage Loan, a reduction of
     -----------------------
the Scheduled Payment that the related Mortgagor is obligated to pay on any Due Date as a result of any proceeding under Bankruptcy law or any similar proceeding.

     Deferred  Interest:  With  respect  to any Class of  Negative  Amortization
     ------------------
Certificates and any Distribution Date, the lesser of (x) the applicable Interest Distribution Amount for such date (without giving effect to any Deferred Interest) and (y) the aggregate Mortgage Loan Negative Amortization, if any, for the related Due Period.

     Deficient  Valuation:  With respect to any Mortgage  Loan, a valuation by a
     --------------------
court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under such Mortgage Loan, which valuation results from a proceeding under Bankruptcy law or any similar proceeding.

     Definitive  Certificate:  A Certificate  of any Class issued in definitive,
     -----------------------
fully registered, certificated form.

     Deleted  Mortgage Loan: A Mortgage Loan that is repurchased  from the Trust
     ----------------------
Fund pursuant to the terms hereof or as to which one or more Qualifying Substitute Mortgage Loans are substituted therefor.

     Deposit  Date:  With respect to each  Distribution  Date,  the Business Day
     -------------
immediately preceding such Distribution Date.

     Depositor:  Structured Asset Securities Corporation, a Delaware corporation
     ---------
having its principal place of business in New York, or its successors in interest.

     Determination Date: With respect to each Distribution Date, the 18th day of
     ------------------
the month in which such Distribution Date occurs, or, if such 18th day is not a Business Day, the next succeeding Business Day.

     Discount  Mortgage  Loan:  Any Mortgage  Loan with a Net Mortgage Rate less
     ------------------------
than 6.90% per annum.

     Disqualified Organization:  Either (i) the United States, (ii) any state or
     -------------------------
political subdivision thereof, (iii) any foreign government, (iv) any international organization, (v) any agency or instrumentality of any of the foregoing, (vi) any tax-exempt organization (other than a cooperative described in section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by section 511 of the Code, (vii) any organization described in section 1381(a)(2)(C) of the Code, (viii) any "electing large partnership" described in section 775 of the Code, or (ix) any other entity designated as a Disqualified Organization by relevant legislation amending the REMIC Provisions and in effect at or proposed to be effective as of the time of the determination. In addition, a corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such governmental unit.

     Distribution  Date: The 25th day of each month, or, if such 25th day is not
     ------------------
a Business Day, the next succeeding Business Day commencing in March 1999.

     Due Date:  With respect to any Mortgage Loan, the date on which a Scheduled
     --------
Payment is due under the related Mortgage Note.

     Due Period: With respect to any Distribution Date, the period commencing on
     ----------
the second day of the month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

     Eligible  Account:  Either  (i) an account or  accounts  maintained  with a
     -----------------
federal or state chartered depository institution or trust company acceptable to the Rating Agencies or (ii) an account or accounts the deposits in which are insured by the FDIC to the limits established by such corporation, provided that any such deposits not so insured shall be maintained in an account at a depository institution or trust company whose commercial paper or other short term debt obligations (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt or deposit obligations of such holding company or depository institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category, or (iii) a segregated trust account or accounts (which shall be a "special deposit account") maintained with the Trustee or any other federal or state chartered depository institution or trust company, acting in its fiduciary capacity, in a manner acceptable to the Trustee and the Rating Agencies. Eligible Accounts may bear interest.

     Eligible  Investments:  Any  one or more of the  following  obligations  or
     ---------------------
securities:

          (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

          (ii) federal funds, or demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may
     be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

          (iii) repurchase agreements collateralized by Direct Obligations or securities guaranteed by GNMA, FNMA or FHLMC with any registered broker/dealer subject to Securities Investors' Protection Corporation
     jurisdiction   or  any  commercial  bank  insured  by  the  FDIC,  if  such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

          (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest short-term credit ratings of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the Aggregate Principal Balance and the aggregate principal amount of all Eligible Investments in the Certificate Account; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

          (v) commercial paper (including both noninterest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term ratings;

          (vi) a Qualified GIC;

          (vii) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

          (viii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment,
     (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating by either Rating Agency of any of the Certificates. Such investments in this subsection (viii) may include money market mutual funds, including, without limitation, the VISTA U.S. Government Money Market Fund or any other fund for which The Chase Manhattan Bank (the "Bank"), the Trustee or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (i) the Bank or an affiliate thereof charges and collects fees and expenses from such funds for services rendered, (ii) the Bank or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (iii) services performed for such funds and pursuant to this Agreement may converge at any time. The Trustee specifically authorizes the Bank or an affiliate thereof to charge and collect from the Trustee such fees as are collected from all investors in such funds for services rendered to such funds (but not to exceed investment earnings thereon);

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations, provided that any such investment will be a "permitted investment" within the meaning of Section 860G(a)(5) of the Code.

     ERISA-Restricted Certificate: Any Subordinate Certificate.
     ----------------------------

     Escrow  Account:  Any account  established and maintained by the applicable
     ---------------
Servicer pursuant to the applicable Servicing Agreement.

     Event of Default: Any one of the conditions or circumstances  enumerated in
     ----------------
Section 6.14(a).

     Excess Loss:  Any  Bankruptcy  Loss, or portion  thereof,  in excess of the
     -----------
then-applicable Bankruptcy Loss Limit, any Fraud Loss, or portion thereof, in excess of the then-applicable Fraud Loss Limit, and any Special Hazard Loss, or portion thereof, in excess of the then-applicable Special Hazard Loss Limit.

     FDIC: The Federal Deposit Insurance Corporation or any successor thereto.
     ----

     FHLMC:   The  Federal   Home  Loan   Mortgage   Corporation,   a  corporate
     -----
instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

     Final Scheduled Distribution Date: May 25, 2029.
     ---------------------------------

     Financial   Intermediary:   A  broker,  dealer,  bank  or  other  financial
     ------------------------
institution or other Person that clears through or maintains a custodial relationship with a Clearing Agency Participant.

     Fitch: Fitch IBCA, Inc., or any successor in interest.
     -----

     FNMA: The Federal National Mortgage Association,  a federally chartered and
     ----
privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

     Fraud Loss:  Any Realized Loss on a Mortgage Loan  sustained by reason of a
     ----------
default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, as reported by the applicable Servicer to the Master Servicer.

     Fraud Loss Limit:  As of any  Distribution  Date after the Cut-off Date (x)
     ----------------
prior to the first anniversary of the Cut-off Date, $5,775,472, less the aggregate of the Fraud Losses since the Cut-off Date, and (y) from the first to the fourth anniversary of the Cut-off Date, an amount equal to (1) the lesser of
(a) the Fraud Loss Limit as of the most recent anniversary of the Cut-off Date and (b) 2% (from the first to but excluding the second anniversary of the Cut-off Date) or 1% (from and including the second, third and fourth anniversary of the Cut-off Date) of the aggregate principal balance of all the Mortgage Loans as of the most recent anniversary of the Cut-off Date less (2) the aggregate of Fraud Losses since the most recent anniversary of the Cut-off Date. On or after the fifth anniversary of the Cut-off Date, the Fraud Loss Limit shall be zero.

     GNMA:  The  Government  National  Mortgage  Association,   a  wholly  owned
     ----
corporate instrumentality of the United States within HUD.

     Group 1: All of the Group 1 Certificates.
     -------

     Group 1 Certificate: Any Class 1-A or Class 1-AP Certificate.
     -------------------

     Group 2: All of the Group 2 Certificates.
     -------

     Group 2  Certificate:  Any Class  2-A,  Class  2-AP,  Class 2-AX or Class R
     --------------------
Certificate.

     Group 3: All of the Group 3 Certificates.
     -------

     Group 3 Certificate: Any Class 3-A, Class 3-AP or Class 3-AX Certificate.
     -------------------

     Group  Subordinate  Amount:  As to any Mortgage  Pool and any  Distribution
     --------------------------
Date, the excess of the Non-AP Pool Balance of such Mortgage Pool over the sum of the aggregate of the Certificate Principal Amounts of the Non-AP Senior Certificates of the related Certificate Group.

     Holder or  Certificateholder:  The registered  owner of any  Certificate as
     ------     -----------------
recorded on the books of the Certificate Registrar except that, solely for the purposes of taking any action or giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Trustee, the Master Servicer, any Servicer or any Affiliate thereof shall be deemed not to be outstanding in determining whether the requisite percentage necessary to effect any such consent has been obtained, except that, in determining whether the Trustee shall be protected in relying upon any such consent, only Certificates which a Responsible Officer of the Trustee knows to be so owned shall be disregarded. The Trustee may request and conclusively rely on certifications by the Depositor, the Master Servicer and any Servicer in determining whether any Certificates are registered to an Affiliate of the Depositor, the Master Servicer or such Servicer.

     HUD: The United States Department of Housing and Urban Development,  or any
     ---
successor thereto.

     Independent:  When used with  respect to any  Accountants,  a Person who is
     -----------
"independent" within the meaning of Rule 2-01(b) of the Securities and Exchange Commission's Regulation S-X. When used with respect to any other Person, a Person who (a) is in fact independent of another specified Person and any Affiliate of such other Person, (b) does not have any material direct financial interest in such other Person or any Affiliate of such other Person, and (c) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

     Insurance  Policy:  Any Primary Mortgage  Insurance Policy and any standard
     -----------------
hazard insurance policy, earthquake insurance policy or title insurance policy relating to the Mortgage Loans or the Mortgaged Properties, to be in effect as of the Closing Date or thereafter during the term of this Agreement.

     Insurance Proceeds: Amounts paid by the insurer under any Insurance Policy,
     ------------------
other than amounts (i) to cover expenses incurred by or on behalf of the Servicer in connection with procuring such proceeds, (ii) to be applied to restoration or repair of the related Mortgaged Property or (iii) required to be paid over to the Mortgagor pursuant to law or the related Mortgage Note.

     Interest Distribution Amount: Not applicable.
     ----------------------------

     Interest Rate: With respect to each Class of  Certificates,  the applicable
     -------------
per annum rate set forth or described in the Preliminary Statement hereto.

     Interest  Shortfall:  With  respect  to any Class of  Certificates  and any
     -------------------
Distribution Date, any Accrued Certificate Interest not distributed (or added to principal) with respect to any previous Distribution Date, other than any Net Prepayment Interest Shortfalls.

     Intervening  Assignments:  The  original  intervening  assignments  of  the
     ------------------------
Mortgage, notice of transfer or equivalent instrument.

     Latest Possible Maturity Date: May 25, 2031.
     -----------------------------

     Lehman  Capital:  Lehman Capital,  A Division of Lehman  Brothers  Holdings
     ---------------
Inc., or any successor in interest.

     Liquidated  Mortgage  Loan:  Any  defaulted  Mortgage  Loan as to which the
     --------------------------
Master Servicer or the applicable Servicer has determined that all amounts that it expects to recover on behalf of the Trust Fund from or on account of such Mortgage Loan have been recovered.

     Liquidation Expenses:  Expenses that are incurred by the Master Servicer or
     --------------------
a Servicer in connection with the liquidation of any defaulted Mortgage Loan and are not recoverable under the applicable Primary Mortgage Insurance Policy, including, without limitation, foreclosure and rehabilitation expenses, legal expenses and unreimbursed amounts expended pursuant to Sections 9.06, 9.16 or 9.22.

     Liquidation Proceeds: Cash received in connection with the liquidation of a
     --------------------
defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan, including any amounts remaining in the related Escrow Account.

     Loan-to-Value  Ratio:  With respect to any Mortgage  Loan, the ratio of the
     --------------------
principal balance of such Mortgage Loan at origination, or such other date as is specified, to the Original Value thereof.

     Lower  Tier  Interest:  Any one of the  classes  of  lower  tier  interests
     ---------------------
described in the Preliminary Statement hereto.

     Lower Tier Interest  Rate: As to each Lower Tier  Interest,  the applicable
     -------------------------
interest rate, if any, as described in the Preliminary Statement hereto.

     Lower  Tier  REMIC:  One of the two  separate  REMICs as  described  in the
     ------------------
Preliminary Statement hereto.

     Maintenance:  With respect to any Cooperative Unit, the rent or fee paid by
     -----------
the Mortgagor to the Cooperative Corporation pursuant to the Proprietary Lease.

     Master  Servicer:  Aurora Loan Services Inc., or any successor in interest,
     ----------------
or if any successor master servicer shall be appointed as herein provided, then such successor master servicer.

     Master Servicing Fee: As to any  Distribution  Date and each Mortgage Loan,
     --------------------
an amount equal to the product of the Master Servicing Fee Rate and the Scheduled Principal Balance of such Mortgage Loan as of the first day of the related Due Period. The Master Servicing Fee for any Mortgage Loan shall be payable in respect of any Distribution Date solely from the interest portion of the Scheduled Payment or other payment or recovery with respect to such Mortgage Loan.

     Master Servicing Fee Rate: 0.02% per annum.
     -------------------------

     Material Defect: As defined in Section 2.02(c) hereof.
     ---------------

     MERS:  Mortgage   Electronic   Registration   Systems,   Inc.,  a  Delaware
     ----
Corporation, or any successor in interest thereto.

     MERS Mortgage Loan: Any Mortgage Loan as to which the related Mortgage,  or
     ------------------
an Assignment of Mortgage, has been or will be recorded in the name of MERS, as agent for the holder from time to time of the Mortgage Note.

     Moody's: Moody's Investors Service, Inc., or any successor in interest.
     -------

     Mortgage: A mortgage,  deed of trust or other instrument  encumbering a fee
     --------
simple interest in real property securing a Mortgage Note, together with improvements thereto.

     Mortgage File: The mortgage  documents listed in Section 2.01(b) pertaining
     -------------
to a particular Mortgage Loan required to be delivered to the Trustee or a Custodian pursuant to this Agreement.

     Mortgage  Loan:  A Mortgage  and the related  notes or other  evidences  of
     --------------
indebtedness secured by each such Mortgage conveyed, transferred, sold, assigned to or deposited with the Trustee pursuant to Section 2.01 or Section 2.05, including without limitation, each Mortgage Loan listed on the Mortgage Loan Schedule, as amended from time to time.

     Mortgage Loan Sale Agreement: The agreement,  dated as of February 1, 1999,
     ----------------------------
for the sale of the Mortgage Loans by Lehman Capital to the Depositor.

     Mortgage Loan Schedule:  The schedule  attached hereto as Schedule A, which
     ----------------------
shall identify each Mortgage Loan, as such schedule may be amended from time to time pursuant to Section 2.02.

     Mortgage  Note:  The  note  or  other  evidence  of the  indebtedness  of a
     --------------
Mortgagor secured by a Mortgage under a Mortgage Loan.

     Mortgage Pool: Any of Pool 1, Pool 2 or Pool 3.
     -------------

     Mortgage  Rate:  As to any  Mortgage  Loan,  the per  annum  rate at  which
     --------------
interest accrues on such Mortgage Loan.

     Mortgaged Property: Either of (x) the fee simple interest in real property,
     ------------------
together with improvements thereto including any exterior improvements to be completed within 120 days of disbursement of the related Mortgage Loan proceeds, or (y) in the case of a Cooperative Loan, the related Cooperative Shares and Proprietary Lease, securing the indebtedness of the Mortgagor under the related Mortgage Loan.

     Mortgagor: The obligor on a Mortgage Note.
     ---------

     Negative Amortization Certificate: None.
     ---------------------------------

     Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan, the
     ------------------------
related Liquidation Proceeds net of unreimbursed expenses incurred in connection with liquidation or foreclosure and unreimbursed Advances, Servicing Advances, Servicing Fees and Retained Interest, if any, received and retained in connection with the liquidation of such Mortgage Loan.

     Net Mortgage  Rate:  With respect to any Mortgage  Loan,  the Mortgage Rate
     ------------------
thereof reduced by the sum of the applicable Servicing Fee Rate, the Master Servicing Fee Rate, the Trustee Fee Rate and the Retained Interest Rate.

     Net Prepayment Interest  Shortfall:  With respect to each Mortgage Pool and
     ----------------------------------
any Distribution Date, the excess, if any, of any Prepayment Interest Shortfalls with respect to the Mortgage Loans in such Mortgage Pool for such date over the sum of any amounts paid by the Servicers with respect to such shortfalls and any amount that is required to be paid by the Master Servicer in respect of such shortfalls pursuant to this Agreement.

     Non-AP Senior Certificate: Any Class 1-A, Class 2-A, Class 2-AX, Class 3-A,
     -------------------------
Class 3-AX or Class R Certificate.

     Non-AP  Percentage:  As to any Discount Mortgage Loan in any Mortgage Pool,
     ------------------
the percentage equivalent of the fraction, the numerator of which is the Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is 6.90%. As to any Premium Mortgage Loan in any Mortgage Pool, 100%.

     Non-AP Pool Balance:  As to each Mortgage Pool and any  Distribution  Date,
     -------------------
the sum of the applicable Non-AP Percentage of the Scheduled Principal Balance of each Mortgage Loan included in such Mortgage Pool.

     Non-Book-Entry  Certificate:   Any  Certificate  other  than  a  Book-Entry
     ---------------------------
Certificate.

     Non-Discount  Mortgage  Loan:  Any Mortgage  Loan with a Net Mortgage  Rate
     ----------------------------
equal to or greater than 6.90% per annum.

     Non-MERS Mortgage Loan: Any Mortgage Loan other than a MERS Mortgage Loan.
     ----------------------

     Non-permitted Foreign Holder:  As defined in Section 3.03(f).
     ----------------------------

     Non-U.S. Person: Any individual,  corporation,  partnership or other person
     ---------------
other than a citizen or resident of the United States; a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, including for this purpose, the District of Columbia; an estate that is subject to U.S. federal income tax regardless of the source of its income; or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust.

     Notional  Amount:  With  respect  to  any  Notional   Certificate  and  any
     ----------------
Distribution Date, such Certificate's Percentage Interest of the Class Notional Amount of such Class of Certificates for such Distribution Date.

     Notional Certificate: Any Class 2-AX or Class 3-AX Certificate.
     --------------------

     Notional Component: None.
     ------------------

     Notional Component Amount: None.
     -------------------------

     Offering  Document:  Either  of the  Prospectus  or the  private  placement
     ------------------
memorandum dated February 24, 1999 relating to the Class B4, Class B5 and Class B6 Certificates.

     Officer's  Certificate:  A certificate signed by the Chairman of the Board,
     ----------------------
any Vice Chairman, the President, any Vice President or any Assistant Vice President of a Person, and in each case delivered to the Trustee.

     Opinion of Counsel: A written opinion of counsel,  reasonably acceptable in
     ------------------
form and substance to the Trustee, and who may be in-house or outside counsel to the Depositor, the Master Servicer or a Servicer but which must be Independent outside counsel with respect to any such opinion of counsel concerning the transfer of any Residual Certificate or concerning certain matters with respect to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the taxation, or the federal income tax status, of each REMIC.

     Original  Credit  Support  Percentage:   With  respect  to  each  Class  of
     -------------------------------------
Subordinate Certificates, the Credit Support Percentage for such Class of Certificates on the Closing Date.

     Original  Group  Subordinate  Amount:  As to any Mortgage  Pool,  the Group
     ------------------------------------
Subordinate Amount for such Mortgage Pool on the Closing Date.

     Original  Value:  The  lesser  of (a) the  Appraised  Value of a  Mortgaged
     ---------------
Property at the time the related Mortgage Loan was originated and (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price paid for the Mortgaged Property by the Mortgagor at the time the related Mortgage Loan was originated.

     Paying Agent: Any paying agent appointed pursuant to Section 3.08.
     ------------

     Percentage  Interest:  With  respect  to any  Certificate,  its  percentage
     --------------------
interest in the undivided beneficial ownership interest in the Trust Fund evidenced by all Certificates of the same Class as such Certificate. With respect to any Certificate other than a Notional Certificate, the Percentage Interest evidenced thereby shall equal the initial Certificate Principal Amount thereof divided by the initial Class Principal Amount of all Certificates of the same Class. With respect to any Notional Certificate, the Percentage Interest evidenced thereby shall be as specified on the face thereof.

     Person:   Any   individual,   corporation,   partnership,   joint  venture,
     ------
association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Placement Agent: Lehman Brothers Inc.
     ---------------

     Plan Asset Regulations: The Department of Labor regulations set forth in 29
     ----------------------
C.F.R. 2510.3-101.

     Pool 1: The aggregate of the Mortgage Loans identified on the Mortgage Loan
     ------
Schedule as being included in Pool 1.

     Pool 2: The aggregate of the Mortgage Loans identified on the Mortgage Loan
     ------
Schedule as being included in Pool 2.

     Pool 3: The aggregate of the Mortgage Loans identified on the Mortgage Loan
     ------
Schedule as being included in Pool 3.

     Premium  Mortgage  Loan. Any Mortgage Loan with a Net Mortgage Rate greater
     -----------------------
than 6.90% per annum.

     Prepayment  Interest  Excess:  With respect to any Principal  Prepayment in
     ----------------------------
full received from the first day through the sixteenth day of any month, all amounts paid in respect of interest at the applicable Net Mortgage Rate on such Principal Prepayment.

     Prepayment  Interest  Shortfall:  With respect to any Distribution Date and
     -------------------------------
(x) any Principal Prepayment in part (other than any such prepayment received on the first of the month) and (y) any Principal Prepayment in full received on or after the seventeenth day of the month immediately preceding the month of such Distribution Date, but on or before the last day of the month immediately preceding the month of such Distribution Date, the difference between (i) one full month's interest at the applicable Mortgage Rate (giving effect to any applicable Relief Act Reduction), as reduced by the Master Servicing Fee Rate, the applicable Servicing Fee Rate and the Retained Interest Rate, on the outstanding principal balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest actually received with respect to such Mortgage Loan in connection with such Principal Prepayment.

     Prepayment  Penalty  Amounts:  With respect to any  Distribution  Date, all
     ----------------------------
premiums or charges paid by the obligors under the Mortgage Notes due to Principal Prepayments collected by the Servicers during the immediately preceding Prepayment Period.

     Prepayment  Period:  With respect to any Distribution  Date and any partial
     ------------------
Principal Prepayment, the period from the second day of the month immediately preceding the month of such Distribution Date to the first day of the month of such Distribution Date. With respect to any Distribution Date and a full Principal Prepayment, the period from the seventeenth day of the month immediately preceding the month of such Distribution Date to the sixteenth day of the month of such Distribution Date.

     Primary Mortgage Insurance Policy:  Mortgage guaranty insurance, if any, on
     ---------------------------------
an individual Mortgage Loan, as evidenced by a policy or certificate.

     Principal Amount Schedules: Not applicable.
     --------------------------

     Principal  Only  Certificate:  Any Class  1-AP,  Class  2-AP or Class  3-AP
     ----------------------------
Certificate.

     Principal  Prepayment:  Any  Mortgagor  payment of principal  (other than a
     ---------------------
Balloon Payment) or other recovery of principal on a Mortgage Loan that is recognized as having been received or recovered in advance of its scheduled Due Date and applied to reduce the principal balance of the Mortgage Loan in accordance with the terms of the Mortgage Note or the applicable Servicing Agreement.

     Proceeding:  Any  suit  in  equity,  action  at law or  other  judicial  or
     ----------
administrative proceeding.

     Proprietary  Lease:  With  respect  to any  Cooperative  Unit,  a lease  or
     ------------------
occupancy agreement between a Cooperative Corporation and a holder of related Cooperative Shares.

     Prospectus:  The prospectus  supplement  dated February 24, 1999,  together
     ----------
with the accompanying prospectus dated January 15, 1999, relating to the Class 1-A, Class 1-AP, Class 2-A, Class 2-AP, Class 2-AX, Class 3-A, Class 3-AP, Class 3-AX, Class B1, Class B2, Class B3 and Class R Certificates.

     Purchase Price:  With respect to the repurchase of a Mortgage Loan pursuant
     --------------
to this Agreement, an amount equal to the sum of (a) 100% of the unpaid principal balance of such Mortgage Loan and (b) accrued interest thereon at the Mortgage Rate, from the date as to which interest was last paid to (but not including) the Due Date immediately preceding the related Distribution Date. The Master Servicer or the applicable Servicer (or the Trustee, if applicable) shall be reimbursed from the Purchase Price for any Mortgage Loan or related REO Property for any Advances made with respect to such Mortgage Loan that are reimbursable to the Master Servicer or such Servicer under this Agreement or the related Servicing Agreement, as well as any unreimbursed Servicing Advances and accrued and unpaid Master Servicing Fees or Servicing Fees, as applicable.

     Qualified  GIC: A guaranteed  investment  contract or surety bond providing
     --------------
for the investment of funds in the Collection Account or the Certificate Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

          (a) be an obligation of an insurance company or other corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

          (b) provide that the Trustee may exercise all of the rights under such contract or surety bond without the necessity of taking any action by any other Person;

          (c) provide that if at any time the then current credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Certificates, the Trustee shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Trustee;

          (d) provide that the Trustee's interest therein shall be transferable to any successor trustee hereunder: and

          (e) provide that the funds reinvested thereunder and accrued interest thereon be returnable to the Collection Account or the Certificate Account, as the case may be, not later than the Business Day prior to any Distribution Date.

     Qualified  Insurer:  An insurance  company duly qualified as such under the
     ------------------
laws of the states in which the related Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided and whose claims paying ability is rated by each Rating Agency in its highest rating category or whose selection as an insurer will not adversely affect the rating of the Certificates.

     Qualifying  Substitute  Mortgage  Loan:  In the  case  of a  Mortgage  Loan
     --------------------------------------
substituted for a Deleted Mortgage Loan, a Mortgage Loan that, on the date of substitution, (i) has a Scheduled Principal Balance (together with that of any other mortgage loan substituted for the same Deleted Mortgage Loan) as of the Due Date in the month in which such substitution occurs not in excess of the Scheduled Principal Balance of the related Deleted Mortgage Loan, provided, however, that, to the extent that the Scheduled Principal Balance of such
Mortgage Loan is less than the Scheduled Principal Balance of the related Deleted Mortgage Loan, then such differential in principal amount, together with interest thereon at the applicable Mortgage Rate net of the Master Servicing Fee and the applicable Servicing Fee from the date as to which interest was last paid through the end of the Due Period in which such substitution occurs, shall be paid by the party effecting such substitution to the Trustee for deposit into the Certificate Account, and shall be treated as a Principal Prepayment hereunder; (ii) has a Net Mortgage Rate not lower than the Net Mortgage Rate of the related Deleted Mortgage Loan; (iii) has a remaining stated term to maturity not longer than, and not more than one year shorter than, the remaining term to stated maturity of the related Deleted Mortgage Loan; (iv) (A) has a Loan-to-Value Ratio as of the date of such substitution of not greater than 80%, provided, however, that if the related Deleted Mortgage Loan has a Loan-to-Value Ratio of greater than 80%, then the Loan-to-Value Ratio of such substitute
Mortgage Loan may be greater than 80% but shall not be greater than the Loan-to-Value Ratio of the related Deleted Mortgage Loan and (B) the addition of such substitute Mortgage Loan does not increase the weighted average Loan-to-Value Ratio of the related Mortgage Pool by more than 5%; (v) will comply with all of the representations and warranties relating to Mortgage Loans set forth herein, as of the date as of which such substitution occurs; (vi) is not a Cooperative Loan unless the related Deleted Mortgage Loan was a Cooperative Loan; (vii) if applicable, has the same index as and a margin not less than that of the related Deleted Mortgage Loan; (viii) has not been delinquent for a period of more than 30 days more than once in the twelve months immediately preceding such date of substitution; (ix) is covered by a Primary Mortgage Insurance Policy if the related Deleted Mortgage Loan is so covered, and the Loan-to-Value Ratio of such Mortgage Loan is greater than 80%; and (x) has a Credit Score not greater than 20 points lower than the Credit Score of the related Deleted Mortgage Loan, provided, however, that if the Deleted Mortgage Loan does not have a Credit Score, then such substitute Mortgage Loan shall have a Credit Score equal to or greater than 700. In the event that either one mortgage loan is substituted for more than one Deleted Mortgage Loan or more than one mortgage loan is substituted for one or more Deleted Mortgage Loans, then (a) the Scheduled Principal Balance referred to in clause (i) above shall be determined such that the aggregate Scheduled Principal Balance of all such substitute Mortgage Loans shall not exceed the aggregate Scheduled Principal Balance of all Deleted Mortgage Loans and (b) each of (1) the rate referred to in clause (ii) above, (2) the remaining term to stated maturity referred to in clause (iii) above, (3) the Loan-to-Value Ratio referred to in clause (iv) above and (4) the Credit Score referred to in clause (x) above shall be determined on a weighted average basis, provided that the final scheduled maturity date of any Qualifying Substitute Mortgage Loan shall not exceed the Final Scheduled Distribution Date of any Class of Certificates. Whenever a Qualifying Substitute Mortgage Loan is substituted for a Deleted Mortgage Loan pursuant to this Agreement, the party effecting such substitution shall certify such qualification in writing to the Trustee.

     Rating Agency: Each of DCR, Fitch and S&P.
     -------------

     Realized Loss: (a) with respect to each Liquidated Mortgage Loan, an amount
     -------------
equal to (i) the unpaid principal balance of such Mortgage Loan as of the date of liquidation, plus (ii) interest at the applicable Net Mortgage Rate from the date as to which interest was last paid up to the last day of the month of such liquidation, minus (iii) Liquidation Proceeds received, net of amounts that are reimbursable to the Master Servicer or any Servicer with respect to such Mortgage Loan (other than Advances of principal and interest) including expenses of liquidation, and (b) with respect to each Mortgage Loan that has become the subject of a Deficient Valuation, the difference between the unpaid principal balance of such Mortgage Loan immediately prior to such Deficient Valuation and the unpaid principal balance of such Mortgage Loan as reduced by the Deficient Valuation. In determining whether a Realized Loss is a Realized Loss of interest or principal, Liquidation Proceeds shall be allocated, first, to payment of expenses related to such Liquidated Mortgage Loan, then to accrued unpaid interest and finally to reduce the principal balance of the Mortgage Loan.

     Recognition  Agreement:  With respect to any Cooperative Loan, an agreement
     ----------------------
between the related Cooperative Corporation and the originator of such Mortgage Loan to establish the rights of such originator in the related Cooperative Property.

     Record Date: With respect to any  Distribution  Date, the close of business
     -----------
on the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

     Redemption Certificate: None.
     ----------------------

     Reference Banks: None.
     ---------------

     Reimbursement Amount: As defined in Section 5.02.
     --------------------

     Relief Act  Reduction:  With respect to any Mortgage Loan as to which there
     ---------------------
has been a reduction in the amount of interest collectible thereon as a result of application of the Solders' and Sailors' Civil Relief Act of 1940, as amended, any amount by which interest collectible on such Mortgage Loan for the Due Date in the related Due Period is less than interest accrued thereon for the applicable one-month period at the Mortgage Rate without giving effect to such reduction.

     REMIC:  Each of the Lower Tier REMIC and the Upper Tier REMIC, as described
     -----
in the Preliminary Statement hereto.

     REMIC Provisions:  The provisions of the federal income tax law relating to
     ----------------
real estate mortgage investment conduits, which appear at sections 860A through 86OG of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations, including proposed regulations and rulings, and administrative pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

     Remittance  Date:  The day in each month on which each Servicer is required
     ----------------
to remit payments to the account maintained by the Master Servicer, as specified in the related Servicing Agreement, which in the case of each Servicer is the 18th day of each month (or if such 18th day is not a Business Day, the immediately preceding Business Day).

     REO  Property:  A Mortgaged  Property  acquired  by the Trust Fund  through
     -------------
foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan or otherwise treated as having been acquired pursuant to the REMIC Provisions.

     Reserve Interest Rate: Not applicable.
     ---------------------

     Residual Certificate: Any Class R Certificate.
     --------------------

     Responsible  Officer:  When  used with  respect  to the  Trustee,  any Vice
     --------------------
President, Assistant Vice President, the Secretary, any assistant secretary, the Treasurer, or any assistant treasurer, working in its corporate trust department and having direct responsibility for the administration of this Agreement.

     Restricted Certificate: Any Class B4, Class B5 or Class B6 Certificate.
     ----------------------

     Retained  Interest:  Interest in respect of each  Mortgage Loan retained by
     ------------------
the Retained Interest Holder at the Retained Interest Rate.

     Retained  Interest  Holder:  The  Depositor or any successor in interest by
     --------------------------
assignment or otherwise.

     Retained  Interest Rate:  With respect to each Mortgage Loan, the excess of
     -----------------------
the Mortgage Rate of such Mortgage Loan over the Trust Rate.

     Rounding Account: Not applicable.
     ----------------

     S&P:  Standard & Poor's  Rating  Services,  a division  of the  McGraw-Hill
     ---
Companies, Inc., or any successor in interest.

     Scheduled Amount: Not applicable.
     ----------------

     Scheduled Certificate: None.
     ---------------------

     Scheduled Component: None.
     -------------------

     Scheduled Payment:  Each scheduled payment of principal and interest (or of
     -----------------
interest only, if applicable) to be paid by the Mortgagor on a Mortgage Loan, as reduced (except where otherwise specified herein) by the amount of any related Debt Service Reduction (excluding all amounts of principal and interest that were due on or before the Cut-off Date whenever received) and, in the case of an REO Property, an amount equivalent to the Scheduled Payment that would have been due on the related Mortgage Loan if such Mortgage Loan had remained in existence. In the case of any bi-weekly payment Mortgage Loan, all payments due on such Mortgage Loan during any Due Period shall be deemed collectively to constitute the Scheduled Payment due on such Mortgage Loan in such Due Period.

     Scheduled Principal Amount: As to any Distribution Date, an amount equal to
     --------------------------
the amount described in clause (i)(b) of the definition of Senior Principal Distribution Amount.

     Scheduled  Principal  Balance:  With respect to (i) any Mortgage Loan as of
     -----------------------------
any Distribution Date, the principal balance of such Mortgage Loan at the close of business on the Cut-off Date, after giving effect to principal payments due on or before the Cut-off Date, whether or not received, less an amount equal to principal payments due after the Cut-off Date and on or before the Due Date in the related Due Period, whether or not received from the Mortgagor or advanced by any Servicer or the Master Servicer, and all amounts allocable to unscheduled principal payments (including Principal Prepayments, Net Liquidation Proceeds, Insurance Proceeds and condemnation proceeds, in each case to the extent identified and applied prior to or during the applicable Prepayment Period) and
(ii) any REO Property as of any Distribution Date, the Scheduled Principal Balance of the related Mortgage Loan on the Due Date immediately preceding the date of acquisition of such REO Property by the Trustee (reduced by any amount applied as a reduction of principal on the Mortgage Loan). With respect to any Mortgage Loan and the Cut-off Date, as specified in the Mortgage Loan Schedule.

     Security  Agreement:  With respect to any  Cooperative  Loan, the agreement
     -------------------
between the owner of the related Cooperative Shares and the originator of the related Mortgage Note that defines the terms of the security interest in such Cooperative Shares and the related Proprietary Lease.

     Seller: Lehman Capital, A Division of Lehman Brothers Holdings Inc., or any
     ------
successor in interest.

     Senior Certificate: Any Class 1-A, Class 1-AP, Class 2-A, Class 2-AP, Class
     ------------------
2-AX, Class 3-A, Class 3-AP, Class 3-AX or Class R Certificate.

     Senior Percentage:  With respect to each Mortgage Pool and any Distribution
     -----------------
Date, the percentage equivalent of the fraction, the numerator of which is the aggregate of the Certificate Principal Amounts of the Class 1-A Certificates, in the case of Pool 1, the Class 2-A and Class R Certificates, in the case of Pool 2, and the Class 3-A Certificates, in the case of Pool 3, immediately prior to such date and the denominator of which is the related Non-AP Pool Balance for such date.

     Senior  Prepayment  Percentage:  With respect to each Mortgage Pool and any
     ------------------------------
Distribution Date occurring during the five years beginning on the first Distribution Date, 100%. With respect to each Mortgage Pool and for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date, the related Senior Percentage plus the following percentage of the related Subordinate Percentage for such Distribution Date: for any Distribution Date in the first year thereafter, 70%; for any Distribution Date in the second year thereafter, 60%; for any Distribution Date in the third year thereafter, 40%; for any Distribution Date in the fourth year thereafter, 20%; and for any subsequent Distribution Date, 0%; provided, however, that if on any of the foregoing Distribution Dates the Senior Percentage for any Mortgage Pool exceeds the initial Senior Percentage for such Mortgage Pool, the Senior Prepayment Percentage for each Mortgage Pool on such Distribution Date will once again equal 100% for such Distribution Date.

     Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage for any Mortgage Pool below the level in effect for the most recent prior period set forth in the paragraph above shall be effective on any Distribution Date if, as of the first Distribution Date as to which any such decrease applies, (i) the average outstanding principal balance on such Distribution Date and for the preceding five Distribution Dates of all Mortgage Loans that were delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and the Scheduled Payments that would have been due on Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust Fund if the related Mortgage Loan had remained in existence) is greater than or equal to 50% of the applicable Group Subordinate Amount immediately prior to such Distribution Date or (ii) cumulative Realized Losses with respect to the Mortgage Loans in any Mortgage Pool exceed (a) with respect to the Distribution Date on the fifth anniversary of the first Distribution Date, 30% of the related Original Group Subordinate Amount, (b) with respect to the Distribution Date on the sixth anniversary of the first
Distribution Date, 35% of the related Original Group Subordinate Amount, (c) with respect to the Distribution Date on the seventh anniversary of the first Distribution Date, 40% of the related Original Group Subordinate Amount, (d) with respect to the Distribution Date on the eighth anniversary of the first Distribution Date, 45% of the related Original Group Subordinate Amount, and (e) with respect to the Distribution Date on the ninth anniversary of the first Distribution Date or thereafter, 50% of the related Original Group Subordinate Amount.

     Senior Principal  Distribution  Amount:  For each Certificate Group and any
     --------------------------------------
Distribution Date, the sum of the following amounts:

          (i) the product of (a) the related Senior Percentage for such date and
     (b) the principal portion (multiplied by the applicable Non-AP Percentage) of each Scheduled Payment (without giving effect to any Debt Service Reduction occurring prior to the Bankruptcy Coverage Termination Date), on each Mortgage Loan in the related Mortgage Pool due during the related Due Period;

          (ii) the product of (a) the related Senior Prepayment Percentage for such date and (b) each of the following amounts (multiplied by the applicable Non-AP Percentage): (1) each Principal Prepayment on the Mortgage Loans in the related Mortgage Pool collected during the related Prepayment Period, (2) each other unscheduled collection, including Insurance Proceeds and Net Liquidation Proceeds (other than with respect to any Mortgage Loan in the related Mortgage Pool that was finally liquidated during the related Prepayment Period) representing or allocable to recoveries of principal received during the related Prepayment Period, and
     (3) the principal portion of all proceeds of the purchase of any Mortgage Loan in the related Mortgage Pool (or, in the case of a permitted substitution, amounts representing a principal adjustment) actually received by the Trustee during the related Prepayment Period;

          (iii) with respect to unscheduled recoveries allocable to principal of any Mortgage Loan in the related Mortgage Pool that was finally liquidated during the related Prepayment Period, the lesser of (a) the related net Liquidation Proceeds allocable to principal (multiplied by the applicable Non-AP Percentage) and (b) the product of the related Senior Prepayment Percentage for such date and the Scheduled Principal Balance (multiplied by the applicable Non-AP Percentage) of such related Mortgage Loan at the time of liquidation; and

          (iv) any amounts described in clauses (i) through (iii) for any previous Distribution Date that remain unpaid.

     Servicer: Aurora Loan Services Inc. or any successor in interest.
     --------

     Servicing  Advances:  Expenditures  incurred by the Servicer in  connection
     -------------------
with the liquidation or foreclosure of a Mortgage Loan which are eligible for reimbursement under the Servicing Agreement.

     Servicing  Agreement:  The Servicing Agreement between the Servicer and the
     --------------------
Seller, dated as of February 1, 1999, attached hereto as Exhibit E and any other servicing agreement entered into between a successor servicer and the Seller pursuant to the terms hereof, attached hereto as an exhibit.

     Servicing  Fee: The  Servicing Fee  specified in the  applicable  Servicing
     --------------
Agreement (which shall include any Prepayment Interest Excess).

     Servicing  Fee Rate:  With  respect to any  Servicer,  as  specified in the
     -------------------
applicable Servicing Agreement.

     Servicing  Officer:  Any  officer of the  Master  Servicer  involved  in or
     ------------------
responsible for the administration and servicing or master servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Master Servicer to the Trustee, as such list may from time to time be amended.

     Special Hazard Loss: With respect to the Mortgage  Loans,  (x) any Realized
     -------------------
Loss arising out of any direct physical loss or damage to a Mortgaged Property which is caused by or results from any cause, exclusive of any loss covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property and any loss caused by or resulting from (i) normal wear and tear, (ii) conversion or other dishonest act on the part of the Trustee, the Master Servicer, any Servicer or any of their agents or employees, or (iii) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues, or (y) any Realized Loss arising from or related to the presence or suspected presence of hazardous wastes, or hazardous substances on a Mortgaged Property unless such loss is covered by a hazard policy or flood insurance policy required to be maintained in respect of such Mortgaged Property, in any case, as reported by the applicable Servicer to the Master Servicer.

     Special Hazard Loss Limit: As of the Cut-off Date, $5,720,000, which amount
     -------------------------
shall be reduced from time to time to an amount equal on any Distribution Date to the lesser of (a) the greatest of (i) 1% of the aggregate of the Scheduled Principal Balances of the Mortgage Loans; (ii) twice the Scheduled Principal Balance of the Mortgage Loan having the highest Scheduled Principal Balance, and
(iii) the aggregate Scheduled Principal Balances of the Mortgage Loans secured by Mortgaged Properties located in the single California postal zip code area having the highest aggregate Scheduled Principal Balance of Mortgage Loans of any such postal zip code area and (b) the Special Hazard Loss Limit as of the Closing Date less the amount, if any, of Special Hazard Losses incurred with respect to Mortgage Loans since the Closing Date.

     Startup  Day:  The day  designated  as such  pursuant  to Section  10.01(b)
     ------------
hereof.

     Subordinate Certificate: Any Class B Certificate.
     -----------------------

     Subordinate  Certificate Writedown Amount: As to any Distribution Date, the
     -----------------------------------------
amount by which (i) the sum of the Class Principal Amounts of all the Certificates (after giving effect to the distribution of principal and the application of Realized Losses in reduction of the Certificate Principal Amounts of the Certificates on such Distribution Date) exceeds (ii) the aggregate Scheduled Principal Balance of the Mortgage Loans at the close of the related Due Period.

     Subordinate Class Percentage: With respect to any Distribution Date and any
     ----------------------------
Class of Subordinate Certificates, the percentage obtained by dividing the Class Principal Amount of such Class immediately prior to such Distribution Date by the aggregate Certificate Principal Amount of all Subordinate Certificates immediately prior to such date.

     Subordinate  Percentage:  With  respect  to  each  Mortgage  Pool  and  any
     -----------------------
Distribution Date, the difference between 100% and the related Senior Percentage for such Distribution Date.

     Subordinate Prepayment  Percentage:  With respect to each Mortgage Pool and
     ----------------------------------
any Distribution Date, the difference between 100% and the related Senior Prepayment Percentage for such Distribution Date.

     Subordinate  Principal  Distribution Amount: For each Certificate Group and
     -------------------------------------------
any Distribution Date, the sum of the following:

          (i) the product of (a) the related Subordinate Percentage for such date and (b) the principal portion (multiplied by the applicable Non-AP Percentage) of each Scheduled Payment (without giving effect to any Debt Service Reduction occurring prior to the applicable Bankruptcy Coverage Termination Date) on each Mortgage Loan in the related Mortgage Pool due during the related Due Period;

          (ii) the product of (a) the related Subordinate Prepayment Percentage for such date and (b) each of the following amounts (multiplied by the applicable Non-AP Percentage): (1) each Principal Prepayment on the Mortgage Loans in the related Mortgage Pool collected during the related Prepayment Period, (2) each other unscheduled collection, including Insurance Proceeds and Net Liquidation Proceeds (other than with respect to any Mortgage Loan in the related Mortgage Pool that was finally liquidated during the related Prepayment Period) representing or allocable to recoveries of principal received during the related Prepayment Period, and
     (3) the principal portion of all proceeds of the purchase of any Mortgage Loan in the related Mortgage Pool (or, in the case of a permitted substitution, amounts representing a principal adjustment) actually received by the Trustee during the related Prepayment Period;

          (iii) with respect to unscheduled recoveries allocable to principal of any Mortgage Loan in the related Mortgage Pool that was finally liquidated during the related Prepayment Period, the related net Liquidation Proceeds allocable to principal (multiplied by the applicable Non-AP Percentage) less any related amount paid pursuant to subsection (iii) of the definition of Senior Principal Distribution Amount for the related Certificate Group; and

          (iv) any amounts described in clauses (i) through (iii) for any previous Distribution Date that remain unpaid;

     TAC Amount: Not applicable.
     ----------

     TAC Certificate: None.
     ---------------

     TAC Component: None.
     -------------

     Tax Matters  Person:  The "tax  matters  person" as  specified in the REMIC
     -------------------
Provisions.

     Termination Price: As defined in Section 7.01 hereof.
     -----------------

     Title Insurance Policy: A title insurance policy maintained with respect to
     ----------------------
a Mortgage Loan.

     Transfer Agreement: As defined in the Mortgage Loan Sale Agreement.
     ------------------

     Transferor:  Each seller of Mortgage Loans to Lehman Capital  pursuant to a
     ----------
Transfer Agreement.

     Trust Fund:  The corpus of the trust  created  pursuant to this  Agreement,
     ----------
consisting of the Mortgage Loans (other than any Retained Interest), the assignment of the Depositor's rights under the Mortgage Loan Sale Agreement (other than any Retained Interest), such amounts as shall from time to time be held in the Collection Account, the Certificate Account, any Escrow Account, the Insurance Policies, any REO Property and the other items referred to in, and conveyed to the Trustee under, Section 2.01(a).

     Trustee:  The Chase  Manhattan  Bank,  not in its  individual  capacity but
     -------
solely as Trustee, or any successor in interest, or if any successor trustee or any co-trustee shall be appointed as herein provided, then such successor trustee and such co-trustee, as the case may be.

     Trustee Fee: As to any Distribution Date, an amount equal to the product of
     -----------
the Trustee Fee Rate and the aggregate Scheduled Principal Balance of the related Mortgage Loans as of the first day of the related Due Period. The Trustee Fee shall be calculated separately, by Mortgage Pool.

     Trustee Fee Rate: 0.008% per annum.
     ----------------

     Trust Rate: With respect to each Mortgage Loan, the sum of (i) 6.90%,  (ii)
     ----------
the Servicing Fee Rate, (iii) the Master Servicing Fee Rate and (iv) the Trustee Fee Rate.

     Undercollateralization Distribution: As defined in Section 5.02(e)(ii).
     -----------------------------------

     Undercollateralized  Group:  With  respect to any  Distribution  Date,  the
     --------------------------
Non-AP Senior Certificates of any Certificate Group as to which the aggregate Certificate Principal Amount thereof after giving effect to distributions pursuant to Sections 5.02(a) and (b) on such date is greater than the Non-AP Pool Balance of the related Mortgage Pool for such Distribution Date.

     Unscheduled  Principal Amount: As to any Distribution  Date, the sum of the
     -----------------------------
amounts described in clauses (ii)(b) and (iii) (without regard to the reference in clause (iii) to the "Senior Prepayment Percentage") of the definition of Senior Principal Distribution Amount.

     Upper  Tier  REMIC:  One of the two  separate  REMICs as  described  in the
     ------------------
Preliminary Statement hereto.

     Voting Interests:  The portion of the voting rights of all the Certificates
     ----------------
that is allocated to any Certificate for purposes of the voting provisions of this Agreement. At all times during the term of this Agreement, 98% of all Voting Interests shall be allocated to the Certificates other than the Notional Certificates and 2% of all Voting Interests shall be allocated to the Notional Certificates. Voting Interests allocated to the Notional Certificates shall be allocated between the Classes of such Certificates (and among the Certificates of each such Class) in proportion to their Class Notional Amounts (or Notional Amounts). Voting Interests shall be allocated among the other Classes of Certificates (and among the Certificates of each such Class) in proportion to their Class Principal Amounts (or Certificate Principal Amounts).

     Section 1.02. Calculations Respecting Mortgage Loans. Calculations required
                   --------------------------------------
to be made pursuant to this Agreement with respect to any Mortgage Loan in the Trust Fund shall be made based upon current information as to the terms of the Mortgage Loans and reports of payments received from the Mortgagor on such Mortgage Loans and payments to be made to the Trustee as supplied to the Trustee by the Master Servicer. The Trustee shall not be required to recompute, verify or recalculate the information supplied to it by the Master Servicer.

                                   ARTICLE II

                              DECLARATION OF TRUST;
                            ISSUANCE OF CERTIFICATES

     Section  2.01.  Creation  and  Declaration  of Trust  Fund;  Conveyance  of
                     -----------------------------------------------------------
Mortgage  Loans.  (a)  Concurrently  with the  execution  and  delivery  of this
---------------
Agreement, the Depositor does hereby transfer, assign, set over, deposit with and otherwise convey to the Trustee, without recourse, subject to Sections 2.02, 2.04, 2.05 and 2.06, in trust, all the right, title and interest of the Depositor in and to the Mortgage Loans. Such conveyance includes, without limitation, the right to all distributions of principal and interest received on or with respect to the Mortgage Loans on and after the Cut-off Date other than
(i) any amounts representing Retained Interest and (ii) payments of principal and interest due on or before such date, and all such payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date, together with all of the Depositor's right, title and interest in and to the Collection Account and all amounts from time to time credited to and the proceeds of the Collection Account, the Certificate Account and all amounts from time to time credited to and the proceeds of the Certificate Account, any Escrow Account established pursuant to
Section 9.06 hereof and all amounts from time to time credited to and the proceeds of any such Escrow Account, any REO Property and the proceeds thereof, the Depositor's rights under any Insurance Policies related to the Mortgage Loans, and the Depositor's security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties and any Additional Collateral, and any proceeds of the foregoing, to have and to hold, in trust; and the Trustee declares that, subject to the review provided for in Section 2.02, it has received and shall hold the Trust Fund, as trustee, in trust, for the benefit and use of the Holders of the Certificates and for the purposes and subject to the terms and conditions set forth in this Agreement, and, concurrently with such receipt, has caused to be executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Trust Fund, Certificates in the authorized denominations evidencing the entire ownership of the Trust Fund.

     Concurrently with the execution and delivery of this Agreement, the Depositor does hereby assign to the Trustee all of its rights and interest under the Mortgage Loan Sale Agreement (other than any right to receive Retained Interest), including all rights of the Seller under the Servicing Agreement to the extent assigned under the Mortgage Loan Sale Agreement, and delegates its obligations thereunder. The Trustee hereby accepts such assignment and delegation, and shall be entitled to exercise all rights of the Depositor under the Mortgage Loan Sale Agreement as if, for such purpose, it were the Depositor. The foregoing sale, transfer, assignment, set-over, deposit and conveyance does not and is not intended to result in creation or assumption by the Trustee of any obligation of the Depositor, the Seller, or any other Person in connection with the Mortgage Loans or any other agreement or instrument relating thereto except as specifically set forth herein.

     (b) In connection with such transfer and assignment, the Depositor does hereby deliver to, and deposit with, or cause to be delivered to and deposited with, the Trustee, and/or any custodian acting on the Trustee's behalf, if applicable, the following documents or instruments with respect to each Mortgage Loan (each a "Mortgage File") so transferred and assigned:

          (i) with respect to each Mortgage Loan, the original Mortgage Note endorsed without recourse in proper form to the order of the Trustee, or in blank (in each case, with all necessary intervening endorsements as applicable);

          (ii) the original of any guarantee executed in connection with the Mortgage Note, assigned to the Trustee;

          (iii) with respect to each Mortgage Loan other than a Cooperative Loan, the original recorded Mortgage with evidence of recording indicated thereon. If, in connection with any Mortgage Loan, the Depositor cannot deliver the Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost, the Depositor shall deliver or cause to be delivered to the Trustee (or its custodian), in the case of a delay due to recording, a true copy of such Mortgage, pending delivery of the original thereof, together with an Officer's Certificate of the Depositor certifying that the copy of such Mortgage delivered to the Trustee (or its custodian) is a true copy and that the original of such Mortgage has been forwarded to the public recording office, or, in the case of a Mortgage that has been lost, a copy thereof (certified as provided for under the laws of the appropriate jurisdiction) and a written Opinion of Counsel acceptable to the Trustee and the Depositor that an original recorded Mortgage is not required to enforce the Trustee's interest in the Mortgage Loan;

          (iv) The original of each  assumption,  modification  or  substitution agreement, if any, relating to the Mortgage Loans, or, as to any assumption, modification or substitution agreement which cannot be delivered on or prior to the Closing Date because of a delay caused by the public recording office where such assumption, modification or substitution agreement has been delivered for recordation, a photocopy of such assumption, modification or substitution agreement, pending delivery of the original thereof, together with an Officer's Certificate of the Depositor certifying that the copy of such assumption, modification or substitution agreement delivered to the Trustee (or its custodian) is a true copy and that the original of such agreement has been forwarded to the public recording office;

          (v) with respect to each Non-MERS Mortgage Loan other than a Cooperative Loan, the original Assignment of Mortgage for each Mortgage Loan;

          (vi) If applicable, such original intervening assignments of the Mortgage, notice of transfer or equivalent instrument (each, an "Intervening Assignment"), as may be necessary to show a complete chain of assignment from the originator, or, in the case of an Intervening Assignment that has been lost, a written Opinion of Counsel acceptable to the Trustee that such original Intervening Assignment is not required to enforce the Trustee's interest in the Mortgage Loans;

          (vii) the original Primary Mortgage Insurance Policy or certificate, if private mortgage guaranty insurance is required;

          (viii) with respect to each Mortgage Loan other than a Cooperative Loan, the original mortgagee title insurance policy or attorney's opinion of title and abstract of title;

          (ix) the original of any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage or as to any security agreement, chattel mortgage or their equivalent that cannot be delivered on or prior to the Closing Date because of a delay caused by the public recording office where such document has been delivered for recordation, a photocopy of such document, pending delivery of the original thereof, together with an Officer's Certificate of the Depositor certifying that the copy of such security agreement, chattel mortgage or their equivalent delivered to the Trustee (or its custodian) is a true copy and that the original of such document has been forwarded to the public recording office;

          (x) with respect to any Cooperative Loan, the Cooperative Loan Documents; and

          (xi) in connection with any pledge of Additional Collateral, the original additional collateral pledge and security agreement executed in connection therewith, assigned to the Trustee.

     The parties hereto acknowledge and agree that the form of endorsement attached hereto as Exhibit B-4 is intended to effect the transfer to the Trustee, for the benefit of the Certificateholders, of the Mortgage Notes and the Mortgages.

     (c) (i) Assignments of Mortgage with respect to each Non-MERS Mortgage Loan other than a Cooperative Loan shall be recorded; provided, however, that such Assignments need not be recorded if, in the Opinion of Counsel (which must be Independent counsel) acceptable to the Trustee and the Rating Agencies, recording in such states is not required to protect the Trustee's interest in the related Non-MERS Mortgage Loans. Subject to the preceding sentence, as soon as practicable after the Closing Date (but in no event more than 3 months thereafter except to the extent delays are caused by the applicable recording office), the Trustee, at the expense of the Depositor and with the cooperation of the Servicer, shall cause to be properly recorded by the Servicer in each public recording office where the related Mortgages are recorded each Assignment of Mortgage referred to in subsection (b)(v) above with respect to a Non-MERS Mortgage Loan. With respect to each Cooperative Loan, the Trustee, at the expense of the Depositor and with the cooperation of the Servicer, shall cause to be taken such actions as are necessary under applicable law in order to perfect the interest of the Trustee in the related Mortgaged Property.

          (ii) With respect to each MERS Mortgage Loan, the Trustee, at the expense of the Depositor and with the cooperation of the Servicer, shall cause to be taken such actions as are necessary to cause the Trustee to be clearly identified as the owner of each such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

     (d) In instances where a Title Insurance Policy is required to be delivered to the Trustee, or to the applicable Custodian on behalf of the Trustee, under clause (b)(viii) above and is not so delivered, the Depositor will provide a copy of such Title Insurance Policy to the Trustee, or to the applicable Custodian on behalf of the Trustee, as promptly as practicable after the execution and delivery hereof, but in any case within 180 days of the Closing Date.

     (e) For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, herewith delivers to the Trustee, or to the applicable Custodian on behalf of the Trustee, an Officer's Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the applicable Collection Account pursuant to Section 4.01 have been so deposited. All original documents that are not delivered to the Trustee shall be held by the Master Servicer or the applicable Servicer in trust for the benefit of the Trustee and the Certificateholders.

     Section 2.02. Acceptance of Trust Fund by Trustee:  Review of Documentation
                   -----------------------------------
for Trust Fund. (a) The Trustee, by execution and delivery hereof, acknowledges receipt of the Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by the Trustee, or by the applicable Custodian on behalf of the Trustee, under this Section 2.02. The Trustee, or the applicable Custodian on behalf of the Trustee, will execute and deliver to the Depositor and the Master Servicer on the Closing Date an Initial Certification in the form annexed hereto as Exhibit B-1 (or in the form annexed to the applicable Custodial Agreement as Exhibit B-1, as applicable).

     (b) Within 45 days after the Closing Date, the applicable Custodian will, on behalf of the Trustee and for the benefit of Holders of the Certificates, review each Mortgage File to ascertain that all required documents set forth in
Section 2.01 have been received and appear on their face to contain the requisite signatures by or on behalf of the respective parties thereto, and shall deliver to the Depositor and the Master Servicer an Interim Certification in the form annexed hereto as Exhibit B-2 (or in the form annexed to the applicable Custodial Agreement as Exhibit B-2, as applicable) to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan prepaid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all of the applicable documents specified in Section 2.01(b) are in its possession and (ii) such documents have been reviewed by it and appear to relate to such Mortgage Loan. The Trustee, or the applicable Custodian on behalf of the Trustee, shall make sure that the documents are executed and endorsed, but shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that the same are valid, binding, legally effective, properly endorsed, genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded or are in recordable form or that they are other than what they purport to be on their face. Neither the Trustee nor any Custodian shall have any responsibility for verifying the genuineness or the legal effectiveness of or authority for any signatures of or on behalf of any party or endorser.

     (c) If in the course of the review described in paragraph (b) above the Trustee or the applicable Custodian discovers any document or documents constituting a part of a Mortgage File that is missing, does not appear regular on its face (i.e., is mutilated, damaged, defaced, torn or otherwise physically altered) or appears to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule (each, a "Material Defect"), the Trustee, or the applicable Custodian on behalf of the Trustee, shall promptly identify the Mortgage Loan to which such Material Defect relates in the Interim Certificate delivered to the Depositor or the Master Servicer (and to the Trustee). Within 90 days of its receipt of such notice, the Depositor shall be required to cure such Material Defect (and, in such event, the Depositor shall provide the Trustee with an Officer's Certificate confirming that such cure has been effected). If the Depositor does not so cure such Material Defect, it shall, if a loss has been incurred with respect to such Mortgage Loan that would, if such Mortgage Loan were not purchased from the Trust Fund, constitute a Realized Loss, and such loss is attributable to the failure of the Depositor to cure such Material Defect, repurchase the related Mortgage Loan from the Trust Fund at the Purchase Price. A loss shall be deemed to be attributable to the failure of the Depositor to cure a Material Defect if, as determined by the Depositor, upon mutual agreement acting in good faith, absent such Material Defect, such loss would not have been incurred. Within the two year period following the Closing Date, the Depositor may, in lieu of repurchasing a Mortgage Loan pursuant to this Section 2.02, substitute for such Mortgage Loan a Qualifying Substitute Mortgage Loan subject to the provisions of Section 2.05. The failure of the Trustee or the applicable Custodian to give the notice contemplated herein within 45 days after the Closing Date shall not affect or relieve the Depositor of its obligation to repurchase any Mortgage Loan pursuant to this Section 2.02 or any other Section of this Agreement requiring the repurchase of Mortgage Loans from the Trust Fund.

     (d) Within 180 days following the Closing Date, the Trustee, or the applicable Custodian, shall deliver to the Depositor and the Master Servicer a Final Certification substantially in the form annexed hereto as Exhibit B-3 (or in the form annexed to the applicable Custodial Agreement as Exhibit B-3, as applicable) evidencing the completeness of the Mortgage Files in its possession or control, with any exceptions noted thereto.

     (e) Nothing in this Agreement shall be construed to constitute an assumption by the Trust Fund, the Trustee or the Certificateholders of any unsatisfied duty, claim or other liability on any Mortgage Loan or to any Mortgagor.

     (f)  Each of the  parties  hereto  acknowledges  that the  Custodian  shall
perform  the   applicable   review  of  the   Mortgage   Loans  and   respective
certifications thereof as provided in this Section 2.02.

     Section 2.03.  Representations  and  Warranties of the  Depositor.  (a) The
                    --------------------------------------------------
Depositor hereby represents and warrants to the Trustee, for the benefit of Certificateholders, and to the Master Servicer, as of the Closing Date or such other date as is specified, that:

          (i) the Depositor is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, to enter into and perform its obligations under this Agreement, and to create the trust pursuant hereto;

          (ii) the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the certificate of incorporation or bylaws of the Depositor;

          (iii) the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

          (iv) this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the Trustee and the Master Servicer, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law;

          (v) there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened or likely to be asserted against or affecting the Depositor, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will if determined adversely to the Depositor materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement;

          (vi) immediately prior to the transfer and assignment of the Mortgage Loans to the Trustee, the Depositor was the sole owner of record and holder of each Mortgage Loan, and the Depositor had good and marketable title thereto, and had full right to transfer and sell each Mortgage Loan to the Trustee free and clear, subject only to (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender's Title Insurance Policy or attorney's opinion of title and abstract of title delivered to the originator of such Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement.

     (b) The representations and warranties of each Transferor with respect to the related Mortgage Loans in the applicable Transfer Agreement, which have been assigned to the Trustee hereunder, were made as of the date specified in the applicable Transfer Agreement (or underlying agreement, if such Transfer Agreement is in the form of an assignment of a prior agreement). To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both (i) a representation or warranty of the applicable Transferor under the applicable Transfer Agreement and (ii) a representation or warranty of Lehman Capital under the Mortgage Loan Sale Agreement, the only right or remedy of the Trustee or of any Certificateholder shall be the Trustee's right to enforce the obligations of the applicable Transferor under any applicable representation or warranty made by it. The Trustee acknowledges that the representations and warranties of Lehman Capital in Section 1.04(b) of the Mortgage Loan Sale Agreement are applicable only to facts or conditions that arise or events that occur subsequent to the date as of which the representations and warranties with respect to the related Mortgage Loans in the Transfer Agreements were made, and which do not constitute a breach of any representation or warranty made by the applicable Transferor in the applicable Transfer Agreement. The Trustee acknowledges that Lehman Capital shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Mortgage Loans if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by the applicable Transferor in the applicable Transfer Agreement, without regard to whether such Transferor fulfills its contractual obligations in respect of such representation or warranty. The Trustee further acknowledges that the Depositor shall have no obligation or liability with respect to any breach of any representation or warranty with respect to the Mortgage Loans (except as set forth in Section 2.03(a)(vi)) under any circumstances.

     Section 2.04.  Discovery of Breach.  It is  understood  and agreed that the
                    -------------------
representations and warranties (i) set forth in Section 2.03, (ii) of Lehman Capital set forth in the Mortgage Loan Sale Agreement and assigned to the Trustee by the Depositor hereunder and (iii) of each Transferor, assigned by Lehman Capital to the Depositor pursuant to the Mortgage Loan Sale Agreement and assigned to the Trustee by the Depositor hereunder shall each survive delivery of the Mortgage Files and the Assignment of Mortgage of each Mortgage Loan to the Trustee and shall continue throughout the term of this Agreement. Upon discovery by either the Depositor, the Master Servicer or the Trustee of a breach of any of such representations and warranties that adversely and materially affects the value of the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties. Within 90 days of the discovery of a breach of any representation or warranty given to the Trustee by the Depositor or given by Lehman Capital and assigned to the Trustee, the Depositor or Lehman Capital, as applicable, shall either (a) cure such breach in all material respects, (b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Trustee at the Purchase Price or
(c) within the two year period following the Closing Date, substitute a Qualifying Substitute Mortgage Loan for the affected Mortgage Loan. In the event of discovery of a breach of any representation and warranty of any Transferor assigned to the Trustee, the Trustee may enforce its rights under the applicable Transfer Agreement for the benefit of Certificateholders.

     Section 2.05.  Repurchase,  Purchase or Substitution of Mortgage Loans. (a)
                    -------------------------------------------------------
With respect to any Mortgage Loan repurchased by the Depositor pursuant to this Agreement, by Lehman Capital pursuant to the Mortgage Loan Sale Agreement or by any Transferor pursuant to the applicable Transfer Agreement, the principal portion of the funds received by the Trustee in respect of such repurchase of a Mortgage Loan will be considered a Principal Prepayment and shall be deposited in the Collection Account. The Trustee, upon receipt of the full amount of the Purchase Price for a Deleted Mortgage Loan, or upon receipt of the Mortgage File for a Qualifying Substitute Mortgage Loan substituted for a Deleted Mortgage Loan (and any applicable Substitution Amount), shall release or cause to be released and reassign to the Depositor, Lehman Capital or the applicable Transferor, as applicable, the related Mortgage File for the Deleted Mortgage Loan and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as shall be necessary to vest in such party or its designee or assignee title to any Deleted Mortgage Loan released pursuant hereto, free and clear of all security interests, liens and other encumbrances created by this Agreement, which instruments shall be prepared by the Trustee (or its custodian), and the Trustee shall have no further responsibility with respect to the Mortgage File relating to such Deleted Mortgage Loan.

     (b) With respect to each Qualifying Substitute Mortgage Loan to be delivered to the Trustee (or its custodian) pursuant to the terms of this
Article II in exchange for a Deleted Mortgage Loan: (i) the Depositor, the applicable Transferor or Lehman Capital, as applicable, must deliver to the Trustee (or its custodian) the Mortgage File for the Qualifying Substitute Mortgage Loan containing the documents set forth in Section 2.01(b) along with a written certification certifying as to the delivery of such Mortgage File and containing the granting language set forth in Section 2.01(a); and (ii) the Depositor will be deemed to have made, with respect to such Qualified Substitute Mortgage Loan, each of the representations and warranties made by it with respect to the related Deleted Mortgage Loan. As soon as practicable after the delivery of any Qualifying Substitute Mortgage Loan hereunder, the Trustee, at the expense of the Depositor and with the cooperation of the Servicer, shall (i) with respect to a Qualifying Substitute Mortgage Loan that is a Non-MERS Mortgage Loan, cause the Assignment of Mortgage to be recorded by the Servicer if required pursuant to Section 2.01(c)(i), or (ii) with respect to a Qualifying Substitute Mortgage Loan that is a MERS Mortgage Loan, cause to be taken such actions as are necessary to cause the Trustee to be clearly identified as the owner of each such Mortgage Loan on the records of MERS if required pursuant to
Section 2.01(c)(ii).

     (c) Notwithstanding any other provision of this Agreement, the right to substitute Mortgage Loans pursuant to this Article II shall be subject to the additional limitations that no substitution of a Qualifying Substitute Mortgage Loan for a Deleted Mortgage Loan shall be made unless the Trustee has received an Opinion of Counsel (at the expense of the party seeking to make the substitution) that, under current law, such substitution will not (A) affect adversely the status of any REMIC established hereunder as a REMIC, or of the related "regular interests" as "regular interests" in any such REMIC, or (B) cause any such REMIC to engage in a "prohibited transaction" or prohibited contribution pursuant to the REMIC Provisions.

     Section  2.06.  Grant  Clause.  It is intended  that the  conveyance of the
                     -------------
Depositor's right, title and interest in and to property constituting the Trust Fund pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan. However, if such conveyance is deemed to be in respect of a loan, it is intended that: (1) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (2) the Depositor hereby grants to the Trustee for the benefit of the Holders of the Certificates a first priority security interest in all of the Depositor's right, title and interest in, to and under, whether now owned or hereafter acquired, the Trust Fund and all proceeds of any and all property constituting the Trust Fund to secure payment of the Certificates; and (3) this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be in respect of a loan and the Trust created by this Agreement terminates prior to the satisfaction of the claims of any Person holding any Certificate, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person, and all proceeds shall be distributed as herein provided.

                                  ARTICLE III

                                THE CERTIFICATES

     Section 3.01. The Certificates.  (a) The Certificates  shall be issuable in
                   ----------------
registered form only and shall be securities governed by Article 8 of the New York Uniform Commercial Code. The Book-Entry Certificates will be evidenced by one or more certificates, beneficial ownership of which will be held in the dollar denominations in Certificate Principal Amount or Notional Principal Amount, as applicable, or in the Percentage Interests, specified herein. Each Class of Book-Entry Certificates shall be issued in the minimum denominations in Certificate Principal Amount (or Notional Amount) specified in the Preliminary Statement hereto and in integral multiples of $1 in excess thereof. Each Class of Non-Book Entry Certificates other than the Residual Certificate shall be issued in definitive, fully registered form in the minimum denominations in Certificate Principal Amount (or Notional Amount) specified in the Preliminary Statement hereto and in integral multiples of $1 in excess thereof. The Residual Certificate shall be issued as a single Certificate and maintained in definitive, fully registered form in a minimum denomination equal to 100% of the Percentage Interest of such Class. The Certificates may be issued in the form of typewritten certificates. One Certificate of each Class of Certificates other than any Class of Residual Certificates may be issued in any denomination in excess of the minimum denomination.

     (b) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer. Each Certificate shall, on original issue, be authenticated by the Trustee upon the order of the Depositor upon receipt by the Trustee of the Mortgage Files described in Section 2.01. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein, executed by an authorized officer of the Trustee or the Authenticating Agent, if any, by manual signature, and such certification upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. At any time and from time to time after the execution and delivery of this Agreement, the Depositor may deliver Certificates executed by the Depositor to the Trustee or the Authenticating Agent for authentication and the Trustee or the Authenticating Agent shall authenticate and deliver such Certificates as in this Agreement provided and not otherwise.

     Section 3.02.  Registration.  The Trustee is hereby  appointed,  and hereby
                    ------------
accepts its appointment as, Certificate Registrar in respect of the Certificates and shall maintain books for the registration and for the transfer of Certificates (the "Certificate Register"). The Trustee may appoint a bank or trust company to act as Certificate Registrar. A registration book shall be maintained for the Certificates collectively. The Certificate Registrar may resign or be discharged or removed and a new successor may be appointed in accordance with the procedures and requirements set forth in Sections 6.06 and
6.07 hereof with respect to the resignation, discharge or removal of the Trustee and the appointment of a successor Trustee. The Certificate Registrar may appoint, by a written instrument delivered to the Holders and the Master Servicer, any bank or trust company to act as co-registrar under such conditions as the Certificate Registrar may prescribe; provided, however, that the
Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment.

     Section  3.03.  Transfer and Exchange of  Certificates.  (a) A  Certificate
                     --------------------------------------
(other than Book-Entry Certificates which shall be subject to Section 3.09 hereof) may be transferred by the Holder thereof only upon presentation and surrender of such Certificate at the office of the Certificate Registrar duly endorsed or accompanied by an assignment duly executed by such Holder or his duly authorized attorney in such form as shall be satisfactory to the Certificate Registrar. Upon the transfer of any Certificate in accordance with the preceding sentence, the Trustee shall execute, and the Trustee or any Authenticating Agent shall authenticate and deliver to the transferee, one or more new Certificates of the same Class and evidencing, in the aggregate, the same aggregate Certificate Principal Amount as the Certificate being transferred. No service charge shall be made to a Certificateholder for any registration of transfer of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer of Certificates.

     (b) A Certificate may be exchanged by the Holder thereof for any number of new Certificates of the same Class, in authorized denominations, representing in the aggregate the same Certificate Principal Amount as the Certificate surrendered, upon surrender of the Certificate to be exchanged at the office of the Certificate Registrar duly endorsed or accompanied by a written instrument of transfer duly executed by such Holder or his duly authorized attorney in such form as is satisfactory to the Certificate Registrar. Certificates delivered upon any such exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Certificates surrendered. No service charge shall be made to a Certificateholder for any exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and the Trustee or the Authenticating Agent shall authenticate, date and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

     (c) By acceptance of a Restricted Certificate, whether upon original issuance or subsequent transfer, each Holder of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth thereon and agrees that it will transfer such a Certificate only as provided herein.

     The following restrictions shall apply with respect to the transfer and registration of transfer of a Restricted Certificate to a transferee that takes delivery in the form of a Definitive Certificate:

          (i) The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is (x) to the Depositor or the Placement Agent, an affiliate (as defined in Rule 144(a)(1) under the 1933 Act) of the Depositor or the Placement Agent or (y) being made to a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended (the "Act") by a transferor who has provided the Trustee with a certificate in the form of Exhibit F hereto; and

          (ii) The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is being made to an "accredited investor" under Rule 501(a)(1), (2), (3) or (7) under the Act by a transferor who furnishes to the Trustee a letter of the transferee substantially in the form of Exhibit G hereto.

     (d) (i) No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (A) a certificate substantially in the form of Exhibit H hereto from such transferee or (B) an Opinion of Counsel satisfactory to the Trustee and the Depositor to the effect that the purchase and holding of such a Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" subject to the prohibited transactions provisions of ERISA or
Section 4975 of the Code and will not subject the Trustee or the Depositor to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code. The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Trustee or the Depositor. Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates.

     (e) As a condition of the registration of transfer or exchange of any Certificate, the Certificate Registrar may require the certified taxpayer identification number of the owner of the Certificate and the payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith; provided, however, that the Certificate Registrar shall have no obligation to require such payment or to determine whether or not any such tax or charge may be applicable. No service charge shall be made to the Certificateholder for any registration, transfer or exchange of Certificate.

     (f) Notwithstanding anything to the contrary contained herein, no Residual Certificate may be owned, pledged or transferred, directly or indirectly, by or to (i) a Disqualified Organization or (ii) an individual, corporation or partnership or other person unless such person is (A) not a Non-U.S. Person or
(B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code (any such person who is not covered by clause (A) or (B) above is referred to herein as a "Non-permitted Foreign Holder").

     Prior to and as a condition of the registration of any transfer, sale or other disposition of a Residual Certificate, the proposed transferee shall deliver to the Trustee an affidavit in substantially the form attached hereto as Exhibit D-1 representing and warranting, among other things, that such transferee is neither a Disqualified Organization, an agent or nominee acting on behalf of a Disqualified Organization, nor a Non-permitted Foreign Holder (any such transferee, a "Permitted Transferee"), and the proposed transferor shall deliver to the Trustee an affidavit in substantially the form attached hereto as Exhibit D-2. In addition, the Trustee may (but shall have no obligation to) require, prior to and as a condition of any such transfer, the delivery by the proposed transferee of an Opinion of Counsel, addressed to the Depositor and the Trustee satisfactory in form and substance to the Depositor, that such proposed transferee or, if the proposed transferee is an agent or nominee, the proposed beneficial owner, is not a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder. Notwithstanding the registration in the Certificate Register of any transfer, sale, or other disposition of a Residual Certificate to a Disqualified Organization, an agent or nominee thereof, or Non-permitted Foreign Holder, such registration shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Residual Certificate. The Trustee shall not be under any liability to any person for any registration or transfer of a Residual Certificate to a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder or for the maturity of any payments due on such Residual Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of the Agreement, so long as the transfer was effected in accordance with this Section 3.03(f), unless the Trustee shall have actual knowledge at the time of such transfer or the time of such payment or other action that the transferee is a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder. The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder at the time it became a Holder or any subsequent time it became a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder, all payments made on such Residual Certificate at and after either such times (and all costs and expenses, including but not limited to attorneys' fees, incurred in connection therewith). Any payment (not including any such costs and expenses) so recovered by the Trustee shall be paid and delivered to the last preceding Holder of such Residual Certificate.

     If any purported transferee shall become a registered Holder of a Residual Certificate in violation of the provisions of this Section 3.03(f), then upon receipt of written notice to the Trustee that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 3.03(f), the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of such registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 3.03(f), for making any payment due on such Certificate to the registered Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered upon receipt of the affidavit described in the preceding paragraph of this Section 3.03(f).

     (g) Each Holder of a Residual Certificate, by such Holder's acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this section. Section 3.04. Cancellation of Certificates. Any Certificate surrendered for registration of transfer or exchange shall be cancelled and retained in accordance with normal retention policies with respect to cancelled certificates maintained by the Trustee or the Certificate Registrar.

     Section  3.05.  Replacement  of  Certificates.  If (i) any  Certificate  is
                     -----------------------------
mutilated and is surrendered to the Trustee or any Authenticating Agent or (ii) the Trustee or any Authenticating Agent receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Trustee or the Authenticating Agent such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Depositor and any Authenticating Agent that such destroyed, lost or stolen Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Certificate Principal Amount. Upon the issuance of any new Certificate under this Section 3.05, the Trustee and Authenticating Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or the Authenticating Agent) connected therewith. Any replacement Certificate issued pursuant to this Section 3.05 shall constitute complete and indefeasible evidence of ownership in the applicable Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 3.06.  Persons Deemed Owners.  Subject to the provisions of Section
                    ---------------------
3.09 with respect to Book-Entry Certificates, the Depositor, the Master Servicer, the Trustee, the Certificate Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered upon the books of the Certificate Registrar as the owner of such Certificate for the purpose of receiving distributions pursuant to Sections 5.01 and 5.02 and for all other purposes whatsoever, and neither the Depositor, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of any of them shall be affected by notice to the contrary.

     Section  3.07.  Temporary  Certificates.  (a)  Pending the  preparation  of
                     -----------------------
definitive Certificates, upon the order of the Depositor, the Trustee shall execute and shall authenticate and deliver temporary Certificates that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such variations as the authorized officers executing such Certificates may determine, as evidenced by their execution of such Certificates.

     (b) If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Trustee without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute and authenticate and deliver in exchange therefor a like aggregate Certificate Principal Amount of definitive Certificates of the same Class in the authorized denominations. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates of the same Class.

     Section 3.08. Appointment of Paying Agent. The Trustee may appoint a Paying
                   ---------------------------
Agent (which may be the Trustee) for the purpose of making distributions to Certificateholders hereunder. The Trustee shall cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in an Eligible Account in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to the Certificateholders. All funds remitted by the Trustee to any such Paying Agent for the purpose of making distributions shall be paid to Certificateholders on each Distribution Date and any amounts not so paid shall be returned on such Distribution Date to the Trustee. If the Paying Agent is not the Trustee, the Trustee shall cause to be remitted to the Paying Agent on or before the Business Day prior to each Distribution Date, by wire transfer in immediately available funds, the funds to be distributed on such Distribution Date. Any Paying Agent shall be either a bank or trust company or otherwise authorized under law to exercise corporate trust powers.

     Section  3.09.  Book-Entry  Certificates.  (a)  Each  Class  of  Book-Entry
                     ------------------------
Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Depositor. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of the nominee of the Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in the Book-Entry Certificates, except as provided in Section 3.09(c). Unless Definitive Certificates have been issued to Certificate Owners of Book-Entry Certificates pursuant to Section 3.09(c):

          (i) the provisions of this Section 3.09 shall be in full force and effect;

          (ii) the Depositor, the Master Servicer, the Paying Agent, the Registrar and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates) as the authorized representatives of the Certificate Owners and the Clearing Agency shall be responsible for crediting the amount of such distributions to the accounts of such Persons entitled thereto, in accordance with the Clearing Agency's normal procedures;

          (iii) to the extent that the provisions of this Section 3.09 conflict with any other provisions of this Agreement, the provisions of this Section
     3.09 shall control; and

          (iv) the rights of Certificate Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Certificates are issued pursuant to Section 3.09(c), the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal of and interest on the Book-Entry Certificates to such Clearing Agency Participants.

     (b) Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 3.09(c), the Trustee shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency.

     (c) If (i) (A) the Depositor advises the Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities with respect to the Book-Entry Certificates, and (B) the Trustee or the Depositor is unable to locate a qualified successor, (ii) the Depositor, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default, Certificate Owners representing beneficial interests aggregating not less than 50% of the Class Principal Amount of a Class of Book-Entry Certificates identified as such to the Trustee by an Officer's Certificate from the Clearing Agency advise the Trustee and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners of a Class of Book-Entry Certificates, the Trustee shall notify or cause the Certificate Registrar to notify the Clearing Agency to effect notification to all Certificate Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall issue the Definitive Certificates. Neither the Transferor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable, with respect to such Definitive Certificates and the Trustee shall recognize the holders of the Definitive Certificates as Certificateholders hereunder.

                                   ARTICLE IV

                        ADMINISTRATION OF THE TRUST FUND

     Section  4.01.  Collection  Account.  (a) On the Closing  Date,  the Master
                     -------------------
Servicer shall open and shall thereafter maintain an account held in trust (the "Collection Account"), entitled "Aurora Loan Services Inc., as Master Servicer, in trust for the benefit of the Holders of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-ALS1." The Collection Account shall relate solely to the Certificates issued by the Trust Fund hereunder, and funds in such Collection Account shall not be commingled with any other monies.

     (b) The Collection Account shall be an Eligible Account. If an existing Collection Account ceases to be an Eligible Account, the Master Servicer shall establish a new Collection Account that is an Eligible Account within 30 days and transfer all funds on deposit in such existing Collection Account into such new Collection Account.

     (c) The Master Servicer shall give to the Trustee prior written notice of the name and address of the depository institution at which the Collection Account is maintained and the account number of such Collection Account. On each Deposit Date, the entire amount on deposit in the Collection Account (subject to permitted withdrawals set forth in Section 4.02), excluding such amounts not included in the Available Distribution Amount for such Distribution Date pursuant to clauses (a) through (g) of paragraph (1) of the definition thereof, shall be remitted to the Trustee for deposit into the Certificate Account by wire transfer in immediately available funds. The Master Servicer, at its option, may choose to make daily remittances from the Collection Account to the Trustee for deposit into the Certificate Account.

     (d) The Master Servicer shall deposit or cause to be deposited into the Collection Account, no later than the Business Day following the Closing Date, any amounts representing Scheduled Payments on the Mortgage Loans due after the Cut-off Date and received by the Master Servicer on or before the Closing Date. Thereafter, the Master Servicer shall deposit or cause to be deposited in the Collection Account on the applicable Remittance Date the following amounts received or payments made by it (other than in respect of principal of and interest on the Mortgage Loans due on or before the Cut-Off Date):

          (i)  all  payments  on  account  of  principal,   including  Principal
     Prepayments and late collections, on the Mortgage Loans;

          (ii) all payments on account of interest on the Mortgage Loans (other than payments due prior to the Cut-off Date), net of the Servicing Fee and Master Servicing Fee with respect to each such Mortgage Loan, but only to the extent of the amount permitted to be withdrawn or withheld from the Collection Account in accordance with Sections 5.04 and 9.21;

          (iii) any unscheduled payment or other recovery with respect to a Mortgage Loan not otherwise specified in this paragraph (d), including all Net Liquidation Proceeds with respect to the Mortgage Loans and REO Property, and all amounts received in connection with the operation of any REO Property, net of any unpaid Servicing Fees and Master Servicing Fees with respect to such Mortgage Loans (but only to the extent of the amount permitted to be withdrawn or withheld from the Collection Account in accordance with Sections 5.04 and 9.21);

          (iv) all Insurance Proceeds;

          (v) all Advances made by the Master Servicer or any Servicer pursuant to Section 5.04 or the applicable Servicing Agreement; and

          (vi) all proceeds of any Mortgage Loan purchased by any Person.

     (e) Funds in the Collection Account may be invested in Eligible Investments (selected by and at the written direction of the Master Servicer) which shall mature not later than the earlier of (a) the Deposit Date (except that if such Eligible Investment is an obligation of the Trustee or the Paying Agent, if other than the Trustee, and such Collection Account is maintained with the Trustee or the Paying Agent, if other than the Trustee, then such Eligible Investment shall mature not later than such applicable Distribution Date) or (b) the day on which the funds in such Collection Account are required to be remitted to the Trustee for deposit into the Certificate Account, and any such Eligible Investment shall not be sold or disposed of prior to its maturity. All such Eligible Investments shall be made in the name of the Trustee (in its capacity as such) or its nominee. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time, subject to Section 5.05, and shall not be part of the Trust Fund. The amount of any losses incurred in respect of any such investments shall be deposited in such Collection Account by the Master Servicer out of its own funds, without any right of reimbursement therefor, immediately as realized. The foregoing requirements for deposit in the Collection Account are exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments of interest on funds in the Collection Account and payments in the nature of late payment charges or assumption fees need not be deposited by the Master Servicer in the Collection Account and may be retained by the Master Servicer or the applicable Servicer as additional servicing compensation. If the Master Servicer deposits in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from such Collection Account. In the event the Master Servicer does not provide written direction to the Trustee pursuant to this Section, all funds on deposit in the Collection Account shall remain uninvested.

     Section 4.02.  Application of Funds in the Collection  Account.  The Master
                    -----------------------------------------------
Servicer may, from time to time, make, or cause to be made, withdrawals from the Collection Account for the following purposes:

          (i) to reimburse itself or any Servicer for Advances made by it or by such Servicer pursuant to Section 5.04 or the applicable Servicing Agreement; the Master Servicer's right to reimburse itself pursuant to this subclause (i) is limited to amounts received on or in respect of particular Mortgage Loans (including, for this purpose, Liquidation Proceeds and amounts representing Insurance Proceeds with respect to the property subject to the related Mortgage) which represent late recoveries (net of the applicable Servicing Fee and the Master Servicing Fee) of payments of principal or interest respecting which any such Advance was made, it being understood, in the case of any such reimbursement, that the Master Servicer's or Servicer's right thereto shall be prior to the rights of the Certificateholders;

          (ii) to reimburse itself or any Servicer for any Servicing Advances made by it or by such Servicer that it determines in good faith will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Servicing Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, it being understood, in the case of any such reimbursement, that such Master Servicer's or Servicer's right thereto shall be prior to the rights of the Certificateholders;

          (iii) to reimburse itself or any Servicer from Liquidation Proceeds for Liquidation Expenses and for amounts expended by it pursuant to Sections 9.20 and 9.22(a) or the applicable Servicing Agreement in good faith in connection with the restoration of damaged property and, to the extent that Liquidation Proceeds after such reimbursement exceed the unpaid principal balance of the related Mortgage Loan, together with accrued and unpaid interest thereon at the applicable Mortgage Rate less the applicable Servicing Fee and the Master Servicing Fee for such Mortgage Loan to the Due Date next succeeding the date of its receipt of such Liquidation Proceeds, to pay to itself out of such excess the amount of any unpaid assumption fees, late payment charges or other Mortgagor charges on the related Mortgage Loan and to retain any excess remaining thereafter as additional servicing compensation, it being understood, in the case of any such reimbursement or payment, that such Master Servicer's or Servicer's right thereto shall be prior to the rights of the Certificateholders;

          (iv) in the event it has elected not to pay itself the Master Servicing Fee out of any Mortgagor payment on account of interest or other recovery with respect to a particular Mortgage Loan prior to the deposit of such Mortgagor payment or recovery in the Collection Account, to pay to itself the Master Servicing Fee for each Distribution Date and any unpaid Master Servicing Fees for prior Distribution Dates, as reduced pursuant to
     Section 5.05, from any Mortgagor payment as to interest or such other recovery with respect to that Mortgage Loan, as is permitted by this Agreement;

          (v) to reimburse itself or any Servicer for expenses incurred by and recoverable by or reimbursable to it or such Servicer pursuant to Section 9.04, 9.06, 9.16 or 9.22(a) or pursuant to the applicable Servicing Agreement, and to reimburse itself for any expenses reimbursable to it pursuant to Section 10.01(c);

          (vi) to pay to the applicable Person, with respect to each Mortgage Loan or REO Property acquired in respect thereof that has been repurchased by such Person pursuant to this Agreement, all amounts received thereon and not distributed on the date on which the related repurchase was effected;

          (vii) subject to Section 5.04, to pay to itself income earned on the investment of funds deposited in the Collection Account;

          (viii)  to  make   payments  to  the  Trustee  for  deposit  into  the
     Certificate  Account  in the  amounts  and in the  manner  provided  for in
     Section 4.04;

          (ix) to make distributions of the Retained Interest to the Retained Interest Holder on each Distribution Date;

          (x) to make payment to itself and others pursuant to any provision of this Agreement;

          (xi) to withdraw funds deposited in error in the Collection Account;

          (xii) to clear  and  terminate  any  Collection  Account  pursuant  to
     Section 7.02;

          (xiii) to reimburse a successor Master Servicer (solely in its capacity as successor Master Servicer), for any fee or advance occasioned by a termination of the Master Servicer, and the assumption of such duties by the Trustee or a successor Master Servicer appointed by the Trustee pursuant to Section 6.14, in each case to the extent not reimbursed by the terminated Master Servicer, it being understood, in the case of any such reimbursement or payment, that the right of the Master Servicer or the Trustee thereto shall be prior to the rights of the Certificateholders; and

          (xiv) to reimburse any Servicer for such amounts as are due thereto under the applicable Servicing Agreement and have not been retained by or paid to such Servicer to the extent provided in such Servicing Agreement.

     Each  Servicer  shall  be  entitled  to  retain  as  additional   servicing
compensation any Prepayment Penalty Amounts or Prepayment Interest Excess.

     In connection with withdrawals  pursuant to subclauses (i), (iii), (iv) and
(vi) above, the Master Servicer's or Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan. The Master Servicer shall therefore keep and maintain a separate accounting for each Mortgage Loan it master services for the purpose of justifying any withdrawal from the Collection Account it maintains pursuant to such subclause (i), (iii),
(iv) and (vi).

     Section 4.03. Reports to Certificateholders. (a) On each Distribution Date,
                   -----------------------------
the Trustee shall deliver or cause to be delivered by first class mail to each Certificateholder a written report setting forth the following information, by Mortgage Pool and Certificate Group (on the basis of Mortgage Loan level information obtained from the Servicers):

          (i) the aggregate amount of the distribution to be made on such Distribution Date to the Holders of each Class of Certificates, other than any Class of Notional Certificates, allocable to principal on the Mortgage Loans, including Liquidation Proceeds and Insurance Proceeds, stating separately the amount attributable to scheduled principal payments and unscheduled payments in the nature of principal in each Mortgage Pool;

          (ii) the aggregate amount of the distribution to be made on such Distribution Date to the Holders of each Class of Certificates (other than any Class of Principal Only Certificates) allocable to interest, including any Accrual Amount added to the Class Principal Amount of any Class of Accrual Certificates;

          (iii) the amount, if any, of any distribution to the Holders of a Residual Certificate;

          (iv) (A) the aggregate amount of any Advances required to be made by or on behalf of the Master Servicer or any Servicer (or the Trustee) with respect to such Distribution Date, (B) the aggregate amount of such Advances actually made, and (C) the amount, if any, by which (A) above exceeds (B) above;

          (v) the Aggregate Principal Balance of the Mortgage Loans and the Non-AP Pool Balance of each Mortgage Pool as of the close of business on the last day of the related Due Period, after giving effect to payments allocated to principal reported under clause (i) above;

          (vi) the Class Principal Amount (or Class Notional Amount) of each Class of Certificates, to the extent applicable, as of such Distribution Date after giving effect to payments allocated to principal reported under clause (i) above (and to the addition of any Accrual Amount in the case of any Class of Accrual Certificates), separately identifying any reduction of any of the foregoing Certificate Principal Amounts due to Realized Losses:

          (vii) any Realized  Losses realized with respect to the Mortgage Loans
     (x) in the applicable Prepayment Period and (y) in the aggregate since the Cut-off Date, stating separately the amount of Special Hazard Losses, Fraud Losses and Bankruptcy Losses and the aggregate amount of such Realized Losses, and the remaining Special Hazard Loss Amount, Fraud Loss Amount and Bankruptcy Loss Amount;

          (viii) the amount of the Master Servicing Fees, Servicing Fees and Trustee Fee paid during the Due Period to which such distribution relates;

          (ix) the number and aggregate Scheduled Principal Balance of Mortgage Loans, as reported to the Trustee by the Master Servicer, (a) remaining outstanding (b) delinquent one month, (c) delinquent two months, (d) delinquent three or more months, and (e) as to which foreclosure proceedings have been commenced as of the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs;

          (x) the deemed principal balance of each REO Property as of the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs;

          (xi) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the principal balance of such Mortgage Loan and the number of such Mortgage Loans as of the close of business on the Distribution Date in such preceding month;

          (xii) with respect to substitution of Mortgage Loans in the preceding calendar month, the Scheduled Principal Balance of each Deleted Mortgage Loan, and of each Qualifying Substitute Mortgage Loan;

          (xiii)  the  aggregate   outstanding   Interest   Shortfalls  and  Net
     Prepayment Interest Shortfalls, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

          (xiv) if applicable, the amount of any shortfall (i.e., the difference between the aggregate amounts of principal and interest which Certificateholders would have received if there were sufficient available amounts in the Certificate Account and the amounts actually distributed); and

          (xv) any other "loan-level" information for any Mortgage Loans that are delinquent three or more months and any REO Property held by the Trust that is reported by the Master Servicer to the Trustee.

     In the case of information  furnished  pursuant to subclauses (i), (ii) and
(viii) above, the amounts shall be expressed as a dollar amount per $1,000 of original principal amount of Certificates.

     The foregoing information and reports shall be prepared and determined by the Trustee based solely on Mortgage Loan data provided to the Trustee by the Master Servicer no later than four Business Days prior to the Distribution Date. In preparing or furnishing the Mortgage Loan data to the Trustee, the Master Servicer shall be entitled to rely conclusively on the accuracy of the information or data regarding the Mortgage Loans and the related REO Property that has been provided to the Master Servicer by each Servicer, and the Master Servicer shall not be obligated to verify, recompute, reconcile or recalculate any such information or data.

     On each Distribution Date, the Trustee shall also deliver or cause to be delivered by first class mail to the Depositor a copy of the above-described written report, to the following address: Mortgage Finance Group, Lehman Brothers Inc., Three World Financial Center, 200 Vesey Street, New York, New York, 10285, Attention: Joseph J. Kelly, or to such other address as the Depositor may designate.

     (b) Upon the reasonable advance written request of any Certificateholder that is a savings and loan, bank or insurance company, which request, if received by the Trustee, will be promptly forwarded to the Master Servicer, the Master Servicer shall provide, or cause to be provided, (or, to the extent that such information or documentation is not required to be provided by a Servicer under the applicable Servicing Agreement, shall use reasonable efforts to obtain such information and documentation from such Servicer, and provide) to such Certificateholder such reports and access to information and documentation regarding the Mortgage Loans as such Certificateholder may reasonably deem necessary to comply with applicable regulations of the Office of Thrift Supervision or its successor or other regulatory authorities with respect to investment in the Certificates; provided, however, that the Master Servicer shall be entitled to be reimbursed by such Certificateholder for such Master Servicer's actual expenses incurred in providing such reports and access.

     (c) Within 90 days, or such shorter period as may be required by statute or regulation, after the end of each calendar year, the Trustee shall send to each Person who at any time during the calendar year was a Certificateholder of record, and make available to Certificate Owners (identified as such by the Clearing Agency) in accordance with applicable regulations, a report summarizing the items provided to Certificateholders pursuant to Section 4.03(a) on an annual basis as may be required to enable such Holders to prepare their federal income tax returns. Such information shall include the amount of original issue discount accrued on each Class of Certificates and information regarding the expenses of the Trust Fund. The Master Servicer shall provide the Trustee with such information as is necessary for the Trustee to prepare such reports.

     Section 4.04.  Certificate  Account.  (a) The Trustee  shall  establish and
                    --------------------
maintain in its name, as trustee, a special deposit trust account (the "Certificate Account"), to be held in trust for the benefit of the Certificateholders until disbursed pursuant to the terms of this Agreement. The Certificate Account shall be an Eligible Account. If the existing Certificate Account ceases to be an Eligible Account, the Trustee shall establish a new Certificate Account that is an Eligible Account within 20 Business Days and transfer all funds on deposit in such existing Certificate Account into such new Certificate Account. The Certificate Account shall relate solely to the Certificates issued hereunder and funds in the Certificate Account shall be held separate and apart from and shall not be commingled with any other monies including, without limitation, other monies of the Trustee held under this Agreement.

     (b) The Trustee shall cause to be deposited into the Certificate Account on the day on which, or, if such day is not a Business Day, the Business Day immediately following the day on which, any monies are remitted by the Master Servicer to the Trustee, all such amounts. The Trustee shall make withdrawals from the Certificate Account only for the following purposes:

          (i) to withdraw amounts deposited in the Certificate Account in error;

          (ii) to pay itself any investment income earned with respect to funds in the Certificate Account invested in Eligible Investments as set forth in subsection (c) below, and to make payments to itself and others pursuant to any provision of this Agreement;

          (iii) to make payments of the Master Servicing Fee (to the extent not already withheld or withdrawn from the Collection Account by the Master Servicer) to the Master Servicer;

          (iv) to  make  distributions  to the  Certificateholders  pursuant  to
     Article V; and

          (v) to clear and terminate the Certificate Account pursuant to Section 7.02.

     (c) The Trustee may invest, or cause to be invested, funds held in the Certificate Account, which funds, if invested, shall be invested in Eligible Investments (which may be obligations of the Trustee). All such investments must mature no later than the next Distribution Date, and shall not be sold or disposed of prior to their maturity. All such Eligible Investments will be made in the name of the Trustee (in its capacity as such) or its nominee. All income and gain realized from any such investment shall be compensation for the Trustee and shall be subject to its withdrawal on order from time to time. The amount of any losses incurred in respect of any such investments shall be paid by the Trustee for deposit in the Certificate Account out of its own funds, without any right of reimbursement therefor, immediately as realized. Funds held in the Certificate Account that are not invested shall be held in cash.

                                   ARTICLE V

                    DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

     Section  5.01.   Distributions  Generally.  (a)  Subject  to  Section  7.01
                      ------------------------
respecting the final distribution on the Certificates, on each Distribution Date the Trustee or the Paying Agent shall make distributions in accordance with this
Article V. Such distributions shall be made by check mailed to each Certificateholder's address as it appears on the Certificate Register of the Certificate Registrar (which shall initially be the Trustee) or, upon written request made to the Trustee at least three Business Days prior to the related Distribution Date to any Certificateholder owning an aggregate initial
Certificate Principal Amount of at least $2,500,000, or, in the case of the Class 2-AX or Class 3-AX Certificates, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office. Wire transfers will be made at the expense of the Holder requesting such wire transfer by deducting a wire transfer fee from the related distribution. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of each REMIC and the payment in full of all other amounts due with respect to the Residual
Certificate  and at such time such final  payment in  retirement of any Residual
Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office of the Trustee or at the office of the New York Presenting Agent. If any payment required to be made on the Certificates is to be made on a day that is not a Business Day, then such payment will be made on the next succeeding Business Day.

     (b) All distributions or allocations made with respect to Certificateholders within each Class on each Distribution Date shall be allocated among the outstanding Certificates in such Class equally in proportion to their respective initial Certificate Principal Amounts (or initial Notional Amounts).

     Section  5.02.  Distributions  from the  Certificate  Account.  (a) On each
                     ---------------------------------------------
Distribution Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall withdraw from the Certificate Account the Available Distribution Amount with respect to each Mortgage Pool, and shall distribute such amount to itself (in the case of clause (i)) and to the Holders of record of each Class of Certificates in the following order of priority:

          (i) from the Available Distribution Amount for each Mortgage Pool, to the Trustee, the Trustee Fee allocable to such Mortgage Pool for such Distribution Date;

          (ii) from the Available Distribution Amount for each Mortgage Pool, to each Class of Senior Certificates in the related Certificate Group (other than any Class of Principal Only Certificates), the Accrued Certificate Interest thereon for such Distribution Date, as reduced by such Class's allocable share of any Net Prepayment Interest Shortfalls for the related Mortgage Pool for such Distribution Date; provided, however, that any shortfall in available amounts for each Mortgage Pool shall be allocated between the Classes of the related Certificate Group in proportion to the amount of Accrued Certificate Interest (as so reduced) that would otherwise be distributable thereon;

          (iii) from the Available Distribution Amount for each Mortgage Pool, to each Class of Senior Certificates in the related Certificate Group (other than any Class of Principal Only Certificates), any related Interest Shortfall for such Distribution Date; provided, however, that any shortfall in available amounts for each Mortgage Pool shall be allocated between the Classes of the related Certificate Group in proportion to the Interest Shortfall for each such Class on such Distribution Date;

          (iv) from the remaining Available Distribution Amount for each Mortgage Pool, to the Senior Certificates of the related Certificate Group (other than any Class of Notional Certificates), as follows:

               (A) to the  Class  1-A and  Class  1-AP  Certificates,  from  the
          Available Distribution Amount for Pool 1 for such Distribution Date, in reduction of their respective Class Principal Amounts, concurrently, as follows:

                    (1) to the  Class 1-A  Certificates,  the  Senior  Principal
               Distribution Amount for Pool 1 for such Distribution Date, until the Class Principal Amount thereof has been reduced to zero; and

                    (2) to the  Class  1-AP  Certificates,  the AP  Distribution
               Amount for Pool 1 for such Distribution Date, until the Class Principal Amount thereof has been reduced to zero;

               (B) to the Class 2-A, Class 2-AP and Class R Certificates, from the Available Distribution Amount for Pool 2 for such Distribution Date, in reduction of their respective Class Principal Amounts, concurrently, as follows:

                    (1) sequentially,  to the Class 2-Aand Class R Certificates, in that order, the Senior Principal Distribution Amount for Pool 2 for such Distribution Date, until the Class Principal Amount of each such Class has been reduced to zero; and

                    (2) to the Class 2-AP Certificates, the AP Principal Distribution Amount for Pool 2 for such Distribution Date, until the Class Principal Amount thereof has been reduced to zero;

               (C) to the  Class  3-A and  Class  3-AP  Certificates,  from  the
          Available Distribution Amount for Pool 3 for such Distribution Date, in reduction of their respective Class Principal Amounts, concurrently, as follows:

                    (1) to the  Class 3-A  Certificates,  the  Senior  Principal
               Distribution Amount for Pool 3 for such Distribution Date, until the Class Principal Amount thereof has been reduced to zero; and

                    (2) to the  Class  3-AP  Certificates,  the AP  Distribution
               Amount for Pool 3 for such Distribution Date, until the Class Principal Amount thereof has been reduced to zero;

          (v) to the Class 1-AP, Class 2-AP and Class 3-AP Certificates, to the extent of the remaining Available Distribution Amount for each Mortgage Pool, the Class AP Deferred Amount for such Class and Distribution Date, until the Class Principal Amount thereof has been reduced to zero; provided, however, that (A) distributions pursuant to this priority shall not exceed the aggregate Subordinate Principal Distribution Amount for all Mortgage Pools for such date; (B) such amounts will not reduce the Class Principal Amounts of such Classes; and (C) in the event the aggregate Subordinate Principal Distribution Amount for all Mortgage Pools is insufficient to fully pay the Class AP Deferred Amount for the Class 1-AP, Class 2-AP and Class 3-AP Certificates, such amount shall be distributed pro rata to such Classes on the basis of their respective Class AP Deferred Amounts; and

          (vi) from the remaining Available Distribution Amount for all Mortgage Pools, subject to the prior distribution of amounts pursuant to Section 5.02(e) in the case of clauses (C), (F), (I), (L), (O) and (R) below, to the Subordinated Certificates, as follows:

               (A)  to  the  Class  B1  Certificates,  the  Accrued  Certificate
          Interest thereon for such Distribution Date, as reduced by such Class's allocable share of any Net Prepayment Interest Shortfalls for such Distribution Date;

               (B) to the Class B1 Certificates, any Interest Shortfall for such Class on such Distribution Date;

               (C) to the Class B1 Certificates, in reduction of the Class Principal Amount thereof, such Class's Subordinate Class Percentage of each Subordinate Principal Distribution Amount for such Distribution Date, except as provided in Section 5.02(c), until the Certificate Principal Balance thereof has been reduced to zero;

               (D)  to  the  Class  B2  Certificates,  the  Accrued  Certificate
          Interest thereon for such Distribution Date, as reduced by such Class's allocable share of any Net Prepayment Interest Shortfalls for such Distribution Date;

               (E) to the Class B2 Certificates, any Interest Shortfall for such Class on such Distribution Date;

               (F) to the Class B2 Certificates, in reduction of the Certificate Principal Amount thereof, such Class's Subordinate Class Percentage of each Subordinate Principal Distribution Amount for such Distribution Date, except as provided in Section 5.02(c), until the Class Principal Amount thereof has been reduced to zero;

               (G)  to  the  Class  B3  Certificates,  the  Accrued  Certificate
          Interest thereon for such Distribution Date, as reduced by such Class's allocable share of any Net Prepayment Interest Shortfalls for such Distribution Date;

               (H) to the Class B3 Certificates, any Interest Shortfall for such Class on such Distribution Date;

               (I) to the Class B3 Certificates, in reduction of the Certificate Principal Amount thereof, such Class's Subordinate Class Percentage of each Subordinate Principal Distribution Amount for such Distribution Date, except as provided in Section 5.02(c), until the Class Principal Amount thereof has been reduced to zero;

               (J)  to  the  Class  B4  Certificates,  the  Accrued  Certificate
          Interest thereon for such Distribution Date, as reduced by such Class's allocable share of any Net Prepayment Interest Shortfalls for such Distribution Date;

               (K) to the Class B4 Certificates, any Interest Shortfall for such Class on such Distribution Date;

               (L) to the Class B4 Certificates, in reduction of the Certificate Principal Amount thereof, such Class's Subordinate Class Percentage of each Subordinate Principal Distribution Amount for such Distribution Date, except as provided in Section 5.02(c), until the Certificate Principal Balance thereof has been reduced to zero;

               (M)  to  the  Class  B5  Certificates,  the  Accrued  Certificate
          Interest thereon for such Distribution Date, as reduced by such Class's allocable share of any Net Prepayment Interest Shortfalls for such Distribution Date;

               (N) to the Class B5 Certificates, any Interest Shortfall for such Class on such Distribution Date;

               (O) to the Class B5 Certificates, in reduction of the Certificate Principal Amount thereof, such Class's Subordinate Class Percentage of each Subordinate Principal Distribution Amount for such Distribution Date, except as provided in Section 5.02(c), until the Class Principal Balance thereof has been reduced to zero;

               (P)  to  the  Class  B6  Certificates,  the  Accrued  Certificate
          Interest thereon for such Distribution Date, as reduced by such Class's allocable share of any Net Prepayment Interest Shortfalls for such Distribution Date;

               (Q) to the Class B6 Certificates, any Interest Shortfall for such Class on such Distribution Date; and

               (R) to the Class B6 Certificates, in reduction of the Certificate Principal Amount thereof, such Class's Subordinate Class Percentage of each Subordinate Principal Distribution Amount for such Distribution Date, except as provided in Section 5.02(c), until the Certificate Principal Balance thereof has been reduced to zero.

     (b) Net Prepayment Interest Shortfalls for each Mortgage Pool shall be allocated among the Certificates of the related Certificate Group (other than any related Principal Only Certificates) pro rata based on (i) in the case of the Non-AP Senior Certificates, the Accrued Certificate Interest otherwise distributable thereon, and (ii) in the case of the Subordinate Certificates, interest accrued on the related Apportioned Principal Balances.

     (c) (i) If on any Distribution Date the Credit Support Percentage for the Class B1 Certificates is less than the Original Credit Support Percentage for such Class, then, notwithstanding anything to the contrary in Section 5.02(a), no distribution of amounts described in clauses (ii) and (iii) of the definition of Subordinate Principal Distribution Amount will be made in respect of the Class B2, Class B3, Class B4, Class B5 or Class B6 Certificates on such
Distribution  Date.  (ii)  If  on  any  Distribution  Date  the  Credit  Support
Percentage  for the  Class B2  Certificates  is less  than the  Original  Credit
Support Percentage for such Class, then, notwithstanding anything to the contrary in Section 5.02(a), no distribution of amounts described in clauses
(ii) and (iii) of the definition of Subordinate Principal Distribution Amount will be made in respect of the Class B3, Class B4, Class B5 or Class B6 Certificates on such Distribution Date. (iii) If on any Distribution Date the Credit Support Percentage for the Class B3 Certificates is less than the Original Credit Support Percentage for such Class, then, notwithstanding anything to the contrary in Section 5.02(a), no distribution of amounts described in clauses (ii) and (iii) of the definition of Subordinate Principal Distribution Amount will be made in respect of the Class B4, Class B5 or Class B6 Certificates on such Distribution Date. (iv) If on any Distribution Date the Credit Support Percentage for the Class B4 Certificates is less than the Original Credit Support Percentage for such Class, then, notwithstanding anything to the contrary in Section 5.02(a), no distribution of amounts described in clauses (ii) and (iii) of the definition of Subordinate Principal Distribution Amount will be made in respect of the Class B5 or Class B6 Certificates on such Distribution Date. (v) If on any Distribution Date the Credit Support Percentage for the Class B5 Certificates is less than the Original Credit Support Percentage for such Class, then, notwithstanding anything to the contrary in Section 5.02(a), no distribution of amounts described in clauses (ii) and (iii) of the definition of Subordinate Principal Distribution Amount will be made in respect of the Class B6 Certificates on such Distribution Date.

     Any amount not distributed in respect of any Class on any Distribution Date pursuant to the immediately preceding paragraph will be allocated among the remaining Subordinate Classes in proportion to their respective Certificate Principal Amounts.

     (d) On each Distribution Date, the Trustee shall distribute to the Holder of the Class R Certificate any amounts remaining in the Upper Tier REMIC for such Distribution Date after application of all amounts described in paragraph
(a) of this Section 5.02. Any distributions pursuant to this paragraph (d) shall not reduce the Class Principal Amount of the Class R Certificate.

     (e) (i) On each Distribution Date prior to the Credit Support Depletion Date but on or after the date on which the aggregate Certificate Principal Amount of the Non-AP Senior Certificates of any Certificate Group has been reduced to zero, amounts otherwise distributable as principal on each Class of Subordinate Certificates pursuant to Section 5.02(a)(vi), in reverse order of priority, in respect of such Class's Subordinate Class Percentage of the Subordinate Principal Distribution Amount for the Mortgage Pool relating to such retired Certificates, shall be distributed as principal to the Non-AP Senior Certificates (other than any Notional Certificates) remaining outstanding, until the Class Principal Amounts thereof have been reduced to zero, provided that on such Distribution Date (a) the Aggregate Subordinate Percentage for such Distribution Date is less than 200% of the Aggregate Subordinate Percentage as of the Cut-off Date or (b) the average outstanding principal balance of the Mortgage Loans in any Mortgage Pool that are delinquent 60 days or more over the last six months as a percentage of the related Group Subordinate Amount is greater than or equal to 50%.

               (A) On each Distribution Date on which the aggregate Certificate Principal Amount of the Non-AP Senior Certificates of any two Certificate Groups has been reduced to zero, any amounts distributable pursuant to this Section 5.02(e)(i) will be distributed, as to each applicable Class of Subordinate Certificates, in proportion to such Class's Subordinate Class Percentage of the Subordinate Principal Distribution Amount for the Mortgage Pool relating to each such retired Certificate Group.

               (B) On each Distribution Date on which any of the Non-AP Senior Certificates of each of two Certificate Groups remain outstanding, any amounts distributable pursuant to this Section 5.02(e)(i) will be distributed in proportion to the aggregate Certificate Principal Amounts of such Certificates of each such Certificate Group.

          (ii) (A) On any Distribution Date on which any Certificate Group constitutes an Undercollateralized Group, all amounts otherwise distributable as principal on the Subordinate Certificates, in reverse order of priority (other than amounts necessary to pay Class AP Deferred Amounts or unpaid Interest Shortfalls) (or, following the Credit Support Depletion Date, such other amounts described in the immediately following sentence), will be distributed as principal to the Non-AP Senior Certificates (other than any Notional Certificates) of such Undercollateralized Group, until the aggregate Certificate Principal Amount of such Non-AP Senior Certificates equals the Non-AP Pool Balance of the related Mortgage Pool (such distribution, an "Undercollateralization Distribution"). In the event that any Certificate Group constitutes an Undercollateralized Group on any Distribution Date following the Credit Support Depletion Date, Undercollateralization Distributions will be made from any Available Distribution Amount for each Mortgage Pool not related to an Undercollateralized Group remaining after all required amounts have been distributed to the Non-AP Senior Certificates of each such other Certificate Group. In addition, the amount of any unpaid Interest Shortfalls with respect to an Undercollateralized Group on any Distribution Date (including any Interest Shortfalls for such Distribution Date) will be distributed to the Non-AP Senior Certificates of such Undercollateralized Group prior to the payment of any Undercollateralization Distributions from amounts otherwise distributable as principal on the Subordinate
     Certificates, in reverse order of priority (or, following the Credit Support Depletion Date, as provided in the preceding sentence).

               (B)  If on any  Distribution  Date  two  Certificate  Groups  are
          Undercollateralized Groups and one Certificate Group is not an Undercollateralized Group, the distributions described in paragraph
          (ii)(A) above will be made in proportion to the amount by which the aggregate Certificate Principal Amount of the Non-AP Senior Certificates, after giving effect to distributions pursuant to Sections 5.02(a) and (b) on such Distribution Date, of each Undercollateralized Group exceeds the Non-AP Pool Balance of the related Mortgage Pool for such Distribution Date.

     Section 5.03.  Allocation of Realized Losses. (a) On any Distribution Date,
                    -----------------------------
(x) the applicable AP Percentage of the principal portion of each Realized Loss (other than any Excess Loss) in respect of a Mortgage Loan in each Mortgage Pool will be allocated to the related Class of Principal Only Certificates until the Class Principal Amount thereof has been reduced to zero; and (y) the applicable Non-AP Percentage of the principal portion of each Realized Loss (other than any Excess Loss) in respect of a Mortgage Loan shall be allocated in the following order of priority:

          first, to the Class B6 Certificates, until the Class Principal Amount thereof has been reduced to zero;

          second, to the Class B5 Certificates, until the Class Principal Amount thereof has been reduced to zero;

          third, to the Class B4 Certificates, until the Component Principal Amount thereof has been reduced to zero;

          fourth, to the Class B3 Certificates, until the Class Principal Amount thereof has been reduced to zero;

          fifth, to the Class B2 Certificates, until the Class Principal Amount thereof has been reduced to zero;

          sixth, to the Class B1 Certificates, until the Class Principal Amount thereof has been reduced to zero; and

          seventh, to the Classes of Senior Certificates of the related Certificate Group, pro rata, in accordance with their Class Principal Amounts; provided, that any such loss allocated to any Class of Accrual Certificates shall be allocated (subject to Section 5.03(c)) on the basis of the lesser of (x) the Class Principal Amount thereof immediately prior to the applicable Distribution Date and (y) the Class Certificate Principal thereof on the Closing Date (as reduced by any Realized Losses previously allocated thereto).

     (b) With respect to any Distribution Date, the applicable Non-AP Percentage of the principal portion of any Excess Loss in respect of a Mortgage Loan shall be allocated, pro rata, to the Subordinate Certificates (regardless which Mortgage Pool experienced the loss) and Group 1 Certificates (in the case of a Realized Loss in Pool 1), Group 2 Certificates (in the case of a Realized Loss in Pool 2) or Group 3 Certificates (in the case of a Realized Loss in Pool 3) and on the basis of the Apportioned Principal Balances of the Classes of Subordinate Certificates and Class Principal Amounts of the Senior Certificates; provided, that any such loss allocated to any Class of Accrual Certificates (and any Accrual Component) shall be allocated (subject to Section 5.03(c)) on the basis of the lesser of (x) the Class Principal Amount thereof immediately prior to the applicable Distribution Date and (y) the Class Principal Amount thereof on the Closing Date (as reduced by any Realized Losses previously allocated thereto). The applicable AP Percentage of the principal portion of an Excess Loss in a Mortgage Pool will be applied to the related Class of Principal Only Certificates until the Class Principal Amount thereof has been reduced to zero.

     (c) Any Realized Losses  allocated to a Class of  Certificates  pursuant to
Section 5.03(a) or (b) shall be allocated among the Certificates of such Class in proportion to their respective Certificate Principal Amounts. Any allocation of Realized Losses pursuant to this paragraph (c) shall be accomplished by reducing the Certificate Principal Amount of the related Certificates on the related Distribution Date in accordance with Section 5.03(d).

     (d) Realized Losses allocated in accordance with this Section 5.03 shall be allocated on the Distribution Date in the month following the month in which such loss was incurred and, in the case of the principal portion thereof, after giving effect to distributions made on such Distribution Date, except that the aggregate amount of Realized Losses to be allocated to the Principal Only Certificates on such Distribution Date will be taken into account in determining distributions in respect of any related Class AP Deferred Amount for such date.

     (e) On each Distribution Date, the Subordinate Certificate Writedown Amount for such date shall effect a corresponding reduction in the Certificate
Principal Amount of the lowest ranking Class of outstanding Subordinate Certificates, which reduction shall occur on such Distribution Date after giving effect to distributions made on such Distribution Date.

     (f) In the event that there is a recovery of an amount in respect of principal of a Mortgage Loan, which amount had previously been allocated as a Realized Loss to one or more Classes of Certificates, each outstanding Class to which any portion of such Realized Loss had previously been allocated shall be entitled to receive, on the Distribution Date in the month following the month in which such recovery is received, its pro rata share (based on the Class Principal Amount thereof) of such recovery, up to the amount of the portion of such Realized Loss previously allocated to such Class. In the event that the total amount of such recovery exceeds the amount of Realized Loss allocated to the outstanding Classes in accordance with the preceding provisions, each outstanding Class of Certificates shall be entitled to receive its pro rata share of the amount of such excess, up to the amount of any unrecovered Realized Loss previously allocated to such Class. Any such recovery allocated to a Class of Certificates shall not further reduce the Certificate Principal Amount of such Certificate. Any such amounts not otherwise allocated to any Class of Certificates, pursuant to this subsection shall be treated as Principal Prepayments for purposes of this Agreement.

     Section 5.04.  Advances by Master Servicer and Trustee.  (a) Advances shall
                    ---------------------------------------
be made in respect of each Deposit Date as provided herein. If, on any Determination Date, the Master Servicer determines that any Scheduled Payments due during the related Due Period (other than Balloon Payments) have not been received, the Master Servicer shall, or cause the applicable Servicer to, advance such amount, less an amount, if any, to be set forth in an Officer's Certificate to be delivered to the Trustee on such Determination Date, which if advanced the Master Servicer or the applicable Servicer has determined would not be recoverable from amounts received with respect to such Mortgage Loan, including late payments, Liquidation Proceeds, Insurance Proceeds or otherwise. If the Master Servicer determines that an Advance is required, it shall on the Deposit Date immediately following such Determination Date either (i) remit to the Trustee from its own funds (or funds advanced by the applicable Servicer) for deposit in the Certificate Account immediately available funds in an amount equal to such Advance, (ii) cause to be made an appropriate entry in the records of the Collection Account that funds in such account being held for future distribution or withdrawal have been, as permitted by this Section 5.04, used by the Master Servicer to make such Advance, and remit such immediately available funds to the Trustee for deposit in the Certificate Account or (iii) make Advances in the form of any combination of clauses (i) and (ii) aggregating the amount of such Advance. Any funds being held in the Collection Account for future distribution to Certificateholders and so used shall be replaced by the Master Servicer from its own funds by remittance to the Trustee for deposit in the Certificate Account on or before any future Deposit Date to the extent that funds in the Certificate Account on such Deposit Date shall be less than payments to Certificateholders required to be made on the related Distribution Date. The Master Servicer and each Servicer shall be entitled to be reimbursed from the Collection Account for all Advances made by it as provided in Section 4.02.

     (b) In the event that the Master Servicer fails for any reason to make an Advance required to be made pursuant to Section 5.04 on or before the Deposit Date, the Trustee, as successor Master Servicer pursuant to Section 6.14, shall, on or before the related Distribution Date, deposit in the Certificate Account an amount equal to the excess of (a) Advances required to be made by the Master Servicer or any Servicer that would have been deposited in such Certificate Account over (b) the amount of any Advance made by the Master Servicer or any Servicer with respect to such Distribution Date; provided, however, that the Trustee shall be required to make such Advance only if it is not prohibited by law from doing so and it has determined that such Advance would be recoverable from amounts to be received with respect to such Mortgage Loan, including late payments, Liquidation Proceeds, Insurance Proceeds, or otherwise. The Trustee shall be entitled to be reimbursed from the Certificate Account for Advances made by it pursuant to this Section 5.04 as if it were the Master Servicer.

     Section 5.05.  Compensating Interest Payments.  The amount of the Aggregate
                    ------------------------------
Master Servicing Compensation payable to the Master Servicer in respect of any Distribution Date shall be reduced by the amount of any Compensating Interest Payment for such Distribution Date, but only to the extent such Compensating Interest Payment is not actually made by a Servicer on the applicable Remittance Date. Such amount shall not be treated as an Advance and shall not be reimbursable to the Master Servicer.

                                   ARTICLE VI

                    CONCERNING THE TRUSTEE; EVENTS OF DEFAULT

     Section  6.01.  Duties of  Trustee.  (a) The  Trustee,  except  during  the
                     ------------------
continuance of an Event of Default (of which a Responsible Officer of the Trustee shall have actual knowledge), undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Any permissive right of the Trustee provided for in this Agreement shall not be construed as a duty of the Trustee. If an Event of Default (of which a Responsible Officer of the Trustee shall have actual knowledge) has occurred and has not otherwise been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs unless the Trustee is acting as Master Servicer, in which case it shall use the same degree of care and skill as the Master Servicer hereunder.

     (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer, to the Trustee pursuant to this Agreement, and shall not be required to recalculate or verify any numerical information furnished to the Trustee pursuant to this Agreement.

     (c) The Trustee shall not have any liability arising out of or in connection with this Agreement, except for its negligence or willful misconduct. No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the consent or direction of Holders of Certificates as provided in Section 6.19 hereof;

          (ii) For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Event of Default (other than resulting from a failure by the Master Servicer (i) to remit funds (or to make Advances) or
     (ii) to furnish information to the Trustee when required to do so) unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office, and such notice references the Holders of the Certificates and this Agreement;

          (iii) No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement; and

          (iv) The Trustee shall not be responsible for any act or omission of the Master Servicer.

     (d) The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall use its best efforts to remit to the Master Servicer upon receipt any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trustee, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

     (e) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

     (f) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer or any Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

     (g) Subject to Section 4.04, the Trustee shall not be held liable by reason of any insufficiency in any account (including without limitation the Collection Amount) held by or on behalf of the Trustee resulting from any investment loss on any Eligible Investment included therein (except to the extent that the Trustee is the obligor and has defaulted thereon).

     (h) Except as otherwise provided herein, the Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any re-recording, re-filing or re-depositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Collection Account or the Certificate Account, or (D) to confirm or verify the contents of any reports or certificates of the Master Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

     (i) The Trustee shall pay, out of its own funds, but not to exceed in the aggregate $3,000 per calendar year, one-half of any fees assessed by the Rating Agencies after the Closing Date in connection with maintaining the ratings of the Certificates. Any additional fees in excess of such amounts shall be paid by the Depositor.

     (j) The Trustee shall not be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or other officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts.

     (k) Notwithstanding anything in this Agreement to the contrary, the Trustee shall not be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

     Section 6.02.  Certain Matters  Affecting the Trustee.  Except as otherwise
                    --------------------------------------
provided in Section 6.01:

          (i) The Trustee may request, and may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors, opinion of counsel or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) The Trustee may consult with counsel and any advice of its counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (iii) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (iv) Unless an Event of Default shall have occurred and be continuing, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by Holders of at least a majority in Class Principal Amount (or Class Notional Amount) of each Class of Certificates; provided, however, that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to proceeding. The reasonable expense thereof shall be paid by the Holders requesting such investigation;

          (v) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, or attorneys, which agents, custodians or attorneys shall have any and all of the rights, powers, duties and obligations of the Trustee conferred on them by such appointment provided that the Trustee shall continue to be responsible for its duties and obligations hereunder to the extent provided herein, and provided further that the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by the Trustee;

          (vi) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto, in each case at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

          (vii) The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act; and

          (viii) The Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder.

     Section  6.03.  Trustee Not Liable for  Certificates.  The Trustee makes no
                     ------------------------------------
representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the certificate of authentication on the Certificates) or of any Mortgage Loan, or related document save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms except that such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally, and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law. The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans to the Trust Fund by the Depositor or for the use or application of any funds deposited into the Collection Account, the Certificate Account, any Escrow Account or any other fund or account maintained with respect to the Certificates. The Trustee shall not be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder. Except as otherwise provided herein, the Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

     Section 6.04.  Trustee May Own Certificates.  The Trustee and any Affiliate
                    ----------------------------
or agent of the Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may transact banking and trust with the other parties hereto with the same rights it would have if it were not Trustee or such agent.

     Section 6.05.  Eligibility  Requirements for Trustee. The Trustee hereunder
                    -------------------------------------
shall at all times be (i) an institution insured by the FDIC and (ii) a corporation or national banking association, organized and doing business under the laws of any State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.06.

     Section 6.06.  Resignation  and Removal of Trustee.  (a) The Trustee may at
                    -----------------------------------
any time resign and be discharged from the trust hereby created by giving written notice thereof to the Depositor and the Master Servicer. Upon receiving such notice of resignation, the Depositor will promptly appoint a successor trustee by written instrument, one copy of which instrument shall be delivered to the resigning Trustee, one copy to the successor trustee and one copy to the Master Servicer. If no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     (b) If at any time (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.05 and shall fail to resign after written request therefor by the Depositor, (ii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, (iii) a tax is imposed or threatened with respect to the Trust Fund by any state in which the Trustee or the Trust Fund held by the Trustee is located, or (iv) the continued use of the Trustee would result in a downgrading of the rating by the Rating Agencies of any Class of Certificates with a rating, then the Depositor shall remove the Trustee and appoint a successor trustee by written instrument, one copy of which instrument shall be delivered to the Trustee so removed, one copy to the successor trustee and one copy to the Master Servicer.

     (c) The Holders of more than 50% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates may at any time upon 30 days' written notice to the Trustee and to the Depositor remove the Trustee by such written instrument, signed by such Holders or their attorney-in-fact duly authorized, one copy of which instrument shall be delivered to the Depositor, one copy to the Trustee so removed and one copy to the Master Servicer; the Depositor shall thereupon use its best efforts to appoint a mutually acceptable successor trustee in accordance with this Section.

     (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 6.07.

     Section 6.07.  Successor  Trustee.  (a) Any successor  trustee appointed as
                    ------------------
provided in Section 6.06 shall execute, acknowledge and deliver to the Depositor, the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and documents and statements related to each Mortgage Files held by it hereunder, and shall duly assign, transfer, deliver and pay over to the successor trustee the entire Trust Fund, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and such of the record or copies thereof maintained by the predecessor trustee in the administration hereof as may be requested by the successor trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement. In addition, the Master Servicer and the predecessor trustee shall execute and deliver such other instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee all such rights, powers, duties and obligations.

     (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 6.05.

     (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to the Rating Agencies. The expenses of such mailing shall be borne by the Master Servicer.

     Section 6.08. Merger or Consolidation of Trustee. Any Person into which the
                   ----------------------------------
Trustee may be merged or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Persons succeeding to the business of the Trustee, shall be the successor to the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided that such Person shall be eligible under the provisions of Section 6.05.

     Section 6.09. Appointment of Co-Trustee, Separate Trustee or Custodian. (a)
                   --------------------------------------------------------
Notwithstanding any other provisions hereof, at any time, the Trustee, the Depositor or the Certificateholders evidencing more than 50% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates shall each have the power from time to time to appoint one or more Persons to act either as co-trustees jointly with the Trustee, or as separate trustees, or as custodians, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business where such separate trustee or co-trustee is necessary or advisable (or the Trustee has been advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a property securing a Mortgage Loan is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a property securing a Mortgage Loan is located or in any state in which any portion of the Trust Fund is located. The separate Trustees, co-trustees, or custodians so appointed shall be trustees or custodians for the benefit of all the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The obligation of the Trustee to make Advances pursuant to Section 5.04 and 6.14 hereof shall not be affected or assigned by the appointment of a co-trustee.

     (b) Every separate trustee, co-trustee, and custodian shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

          (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee, co-trustee, or custodian jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations, including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction, shall be exercised and performed by such separate trustee, co-trustee, or custodian;

          (iii) no trustee or custodian hereunder shall be personally liable by reason of any act or omission of any other trustee or custodian hereunder; and

          (iv) the Trustee or the Certificateholders evidencing more than 50% of the Aggregate Voting Interests of the Certificates may at any time accept the resignation of or remove any separate trustee, co-trustee or custodian, so appointed by it or them, if such resignation or removal does not violate the other terms of this Agreement.

     (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee or custodian shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     (d) Any separate trustee, co-trustee or custodian may, at any time, constitute the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. The Trustee shall not be responsible for any action or inaction of any separate trustee, co-trustee or custodian. If any separate trustee, co-trustee or custodian shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     (e) No separate trustee, co-trustee or custodian hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
6.05 hereunder and no notice to Certificateholders of the appointment shall be required under Section 6.07 hereof.

     (f) The Trustee agrees to instruct the co-trustees, if any, to the extent necessary to fulfill the Trustee's obligations hereunder.

     (g) The Trustee shall pay the reasonable compensation of the co-trustees to the extent, and in accordance with the standards, specified in Section 6.12 hereof (which compensation shall not reduce any compensation payable to the Trustee under such Section).

     Section  6.10.  Authenticating  Agents.  (a) The Trustee may appoint one or
                     ----------------------
more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be a corporation organized and doing business under the laws of the United States of America or of any state, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

     (b) Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     (c) Any Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee and the Depositor. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Depositor. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.10, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Depositor and shall mail notice of such appointment to all Holders of Certificates. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.10. No Authenticating Agent shall have responsibility or liability for any action taken by it as such at the direction of the Trustee. Any Authenticating Agent shall be entitled to reasonable compensation for its services and, if paid by the Trustee, it shall be a reimbursable expense pursuant to Section 6.12.

     Section 6.11.  Indemnification  of Trustee.  The Trustee and its directors,
                    ---------------------------
officers, employees and agents shall be entitled to indemnification from the Trust Fund for any loss, liability or expense incurred in connection with any legal proceeding and incurred without negligence or willful misconduct on their part, arising out of, or in connection with, the acceptance or administration of the trusts created hereunder, including the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder, provided that:

          (i) with respect to any such claim, the Trustee shall have given the Depositor, the Master Servicer and the Holders written notice thereof promptly after the Trustee shall have knowledge thereof;

          (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Depositor in preparing such defense; and

          (iii) notwithstanding anything to the contrary in this Section 6.11, the Trust Fund shall not be liable for settlement of any such claim by the Trustee entered into without the prior consent of the Depositor, which consent shall not be unreasonably withheld.

     The provisions of this Section 6.11 shall survive any termination of this Agreement and the resignation or removal of the Trustee and shall be construed to include, but not be limited to any loss, liability or expense under any environmental law.

     Section 6.12.  Fees and Expenses of Trustee.  The Trustee shall be entitled
                    ----------------------------
to the Trustee Fee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), to the extent provided herein, and in addition, the Trustee shall be entitled to receive, and is authorized to pay to itself the amount of income or gain earned from the investment of funds in the Certificate Account.

     Section 6.13.  Collection of Monies. Except as otherwise expressly provided
                    --------------------
in this Agreement, the Trustee may demand payment or delivery of, and shall receive and collect, all money and other property payable to or receivable by the Trustee pursuant to this Agreement. The Trustee shall hold all such money and property received by it as part of the Trust Fund and shall distribute it as provided in this Agreement. If the Trustee shall not have timely received amounts to be remitted with respect to the Mortgage Loans from the Master Servicer, the Trustee shall request the Master Servicer to make such distribution as promptly as practicable or legally permitted. If the Trustee shall subsequently receive any such amount, it may withdraw such request.

     Section 6.14. Events of Default;  Trustee To Act; Appointment of Successor.
                   ------------------------------------------------------------
(a) The occurrence of any one or more of the following events shall constitute an "Event of Default":

          (i) Any failure by the Master Servicer to furnish the Trustee the Mortgage Loan data sufficient to prepare the reports described in Section 4.03(a) which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to such Master Servicer by the Trustee or to such Master Servicer and the Trustee by the Holders of not less than 25% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates affected thereby; or

          (ii) Any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of such Master Servicer contained in this Agreement which continues unremedied for a period of 30 days (or 15 days, in the case of a failure to maintain any Insurance Policy required to be maintained pursuant to this Agreement) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to such Master Servicer by the Trustee, or to such Master Servicer and the Trustee by the Holders of not less than 25% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates affected thereby; or

          (iii) A decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days or any Rating Agency reduces or withdraws or threatens to reduce or withdraw the rating of the Certificates because of the financial condition or loan servicing capability of such Master Servicer; or

          (iv) The Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to such Master Servicer or of or relating to all or substantially all of its property; or

          (v) The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

          (vi) The Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets, or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer as specified in Section 9.27 hereof; or

          (vii) If a representation or warranty set forth in Section 9.14 hereof shall prove to be incorrect as of the time made in any respect that materially and adversely affects the interests of the Certificateholders, and the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 60 days after the date on which written notice of such incorrect representation or warranty shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the Holders of not less than 25% of the Aggregate Certificate Principal Amount of each Class of Certificates; or

          (viii)  A sale  or  pledge  of the  any of the  rights  of the  Master
     Servicer  hereunder  or an  assignment  of  this  Agreement  by the  Master
     Servicer or a delegation of the rights or duties of the Master Servicer hereunder shall have occurred in any manner not otherwise permitted hereunder and without the prior written consent of the Trustee and Certificateholders holding more than 50% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates;

          (ix) Any Servicer at any time is not either an FNMA- or FHLMC-approved Seller/Servicer, and the Master Servicer has not terminated the rights and obligations of such Servicer under the applicable Servicing Agreement and replaced such Servicer with an FNMA- or FHLMC-approved servicer within 30 days of the absence of such approval; or

          (x) Any failure of the Master Servicer to remit to the Trustee any payment required to be made to the Trustee for the benefit of Certificateholders under the terms of this Agreement, including any Advance, on any Deposit Date.

     If an Event of  Default  described  in  clauses  (i)  through  (ix) of this
Section 6.14 shall occur, then, in each and every case, subject to applicable law, so long as any such Event of Default shall not have been remedied within any period of time prescribed by this Section 6.14, the Trustee, by notice in writing to the Master Servicer may, and shall, if so directed by Certificateholders evidencing more than 50% of the Class Principal Amount (or
Class Notional Amount) of each Class of Certificates, terminate all of the rights and obligations of the Master Servicer hereunder and in and to the Mortgage Loans and the proceeds thereof. If an Event of Default described in clause (x) of this Section 6.14 shall occur, then, in each and every case, subject to applicable law, the Trustee, by notice in writing to the Master Servicer, shall promptly terminate all of the rights and obligations of the Master Servicer hereunder and in and to the Mortgage Loans and the proceeds thereof. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer, and only in its capacity as Master Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under the terms of this Agreement; and the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the defaulting Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The defaulting Master Servicer agrees to cooperate with the Trustee in effecting the termination of the defaulting Master Servicer's responsibilities and rights hereunder as Master Servicer including, without limitation, notifying Mortgagors of the assignment of the master servicing function and providing the Trustee or its designee all documents and records in electronic or other form reasonably requested by it to enable the Trustee or its designee to assume the defaulting Master Servicer's functions hereunder and the transfer to the Trustee for administration by it of all amounts which shall at the time be or should have been deposited by the defaulting Master Servicer in the Collection Account maintained by such defaulting Master Servicer and any other account or fund maintained with respect to the Certificates or thereafter received with respect to the Mortgage Loans. The Master Servicer being terminated shall bear all costs of a master servicing transfer, including but not limited to those of the Trustee reasonably allocable to specific employees and overhead, legal fees and expenses, accounting and financial consulting fees and expenses, and costs of amending the Agreement, if necessary.

     Notwithstanding the termination of its activities as Master Servicer, each terminated Master Servicer shall continue to be entitled to reimbursement to the extent provided in Section 4.02(i), (ii), (iii), (iv), (v), (vi), (vii), (ix) and (xi) to the extent such reimbursement relates to the period prior to such Master Servicer's termination.

     If any Event of Default shall occur, the Trustee shall promptly notify the Rating Agencies of the nature and extent of such Event of Default. The Trustee shall immediately give written notice to the Master Servicer upon such Master Servicer's failure to remit funds on the Deposit Date.

     (b) On and after the time the Master Servicer receives a notice of termination from the Trustee pursuant to Section 6.14(a) or the Trustee receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 9.29, the Trustee, unless another master servicer shall have been appointed, shall be the successor in all respects to the Master Servicer in its capacity as such under this Agreement and the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Master Servicer hereunder, including the obligation to make Advances; provided, however, that any failure to perform such duties or responsibilities caused by the Master Servicer's failure to provide information required by this Agreement shall not be considered a default by the Trustee hereunder. In addition, the Trustee shall have no responsibility for any act or omission of the Master Servicer prior to the issuance of any notice of termination and shall have no liability relating to the representations and warranties of the Master Servicer set forth in Section 9.14. In the Trustee's capacity as such successor, the Trustee shall have the same limitations on liability herein granted to the Master Servicer. As compensation therefor, the Trustee shall be entitled to receive all compensation payable to the Master Servicer under this Agreement, including the Master Servicing Fee.

     (c) Notwithstanding the above, the Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution servicer, master servicer, servicing or mortgage servicing institution having a net worth of not less than $15,000,000 and meeting such other standards for a successor master servicer as are set forth in this Agreement, as the successor to such Master Servicer in the assumption of all of the responsibilities, duties or liabilities of a master servicer, like the Master Servicer. Any entity designated by the Trustee as a successor master servicer may be an Affiliate of the Trustee; provided, however, that, unless such Affiliate meets the net worth requirements and other standards set forth herein for a successor master servicer, the Trustee, in its individual capacity shall agree, at the time of such designation, to be and remain liable to the Trust Fund for such Affiliate's actions and omissions in performing its duties hereunder. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted to the Master Servicer hereunder. The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession and may make other arrangements with respect to the servicing to be conducted hereunder which are not inconsistent herewith. The Master Servicer shall cooperate with the Trustee and any successor master servicer in effecting the termination of the Master Servicer's responsibilities and rights hereunder including, without limitation, notifying Mortgagors of the assignment of the master servicing functions and providing the Trustee and successor master servicer, as applicable, all documents and records in electronic or other form reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and the transfer to the Trustee or such successor master servicer, as applicable, all amounts which shall at the time be or should have been deposited by the Master Servicer in the Collection Account and any other account or fund maintained with respect to the Certificates or thereafter be received with respect to the Mortgage Loans. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, (ii) the failure of the Master Servicer to cooperate as required by this Agreement, (iii) the failure of the Master Servicer to deliver the Mortgage Loan data to the Trustee as required by this Agreement or (iv) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer.

     Section 6.15. Additional Remedies of Trustee Upon Event of Default.  During
                   ----------------------------------------------------
the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in
Section 6.14, shall have the right, in its own name and as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

     Section  6.16.  Waiver of  Defaults.  35% or more of the  Aggregate  Voting
                     -------------------
Interests of Certificateholders may waive any default or Event of Default by the Master Servicer in the performance of its obligations hereunder, except that a default in the making of any required deposit to the Certificate Account that would result in a failure of the Trustee to make any required payment of principal of or interest on the Certificates may only be waived with the consent of 100% of the affected Certificateholders. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

     Section  6.17.  Notification  to Holders.  Upon  termination  of the Master
                     ------------------------
Servicer or appointment of a successor to the Master Servicer, in each case as provided herein, the Trustee shall promptly mail notice thereof by first class mail to the Certificateholders at their respective addresses appearing on the Certificate Register. The Trustee shall also, within 45 days after the occurrence of any Event of Default known to the Trustee, give written notice thereof to Certificateholders, unless such Event of Default shall have been cured or waived prior to the issuance of such notice and within such 45-day period.

     Section 6.18. Directions by Certificateholders and Duties of Trustee During
                   -------------------------------------------------------------
Event of Default.  Subject to the provisions of Section 8.01 hereof,  during the
----------------
continuance of any Event of Default, Holders of Certificates evidencing not less than 25% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer or any successor master servicer from its rights and duties as master servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby; and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

     Section 6.19.  Action Upon Certain Failures of the Master Servicer and Upon
                    ------------------------------------------------------------
Event of Default.  In the event that the Trustee shall have actual  knowledge of
----------------
any action or inaction of the Master Servicer that would become an Event of Default upon the Master Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Master Servicer.

     Section 6.20. Preparation of Tax Returns and Other Reports. (a) The Trustee
                   --------------------------------------------
shall prepare or cause to be prepared on behalf of the Trust Fund, based upon information calculated in accordance with this Agreement pursuant to instructions given by the Depositor, and the Trustee shall file, federal tax returns and appropriate state income tax returns and such other returns as may be required by applicable law relating to the Trust Fund, and the Trustee shall forward copies to the Depositor of all such returns and Form 1099 information and such other information within the control of the Trustee as the Depositor may reasonably request in writing, and shall forward to each Certificateholder such forms and furnish such information within the control of the Trustee as are required by the Code and the REMIC Provisions to be furnished to them, and will prepare and file annual reports required by applicable state authorities, will file copies of this Agreement with the appropriate state authorities as may be required by applicable law, and will prepare and disseminate to Certificateholders Form 1099 (or otherwise furnish information within the control of the Trustee) to the extent required by applicable law. The Master Servicer will indemnify the Trustee for any liability of or assessment against the Trustee resulting from any error in any of such tax or information returns directly resulting from errors in the information provided by such Master
Servicer (other than information that is derived solely from information provided by a Servicer).

     (b) The Trustee shall prepare and file with the Internal Revenue Service ("IRS"), on behalf of the Trust Fund, an application on IRS Form SS-4. The Trustee, upon receipt from the IRS of the Notice of Taxpayer Identification Number Assigned, shall promptly forward a copy of such notice to the Master Servicer and the Depositor.

     (c) The Depositor shall prepare or cause to be prepared the initial current report on Form 8-K and thereafter the Trustee will prepare or cause to be prepared Form 10-Ks and Form 10-Qs (if necessary), or monthly current reports on Form 8-K, on behalf of the Trust Fund, as may be required by applicable law, for filing with the Securities and Exchange Commission (the "SEC"), and the Trustee will sign each such report on behalf of the Trust. The Trustee will forward a copy of each such report to the Depositor promptly after such report has been filed with the SEC. The Trustee agrees to use its best efforts to seek to terminate such filing obligation after the period during which such filings are required under the Securities Exchange Act of 1934. Promptly after filing a Form 15 or other applicable form with the SEC in connection with such termination, the Trustee shall deliver to the Depositor a copy of such form together with copies of confirmations of receipt by the SEC of each report filed therewith on behalf of the Trust Fund.

                                  ARTICLE VII

                            PURCHASE AND TERMINATION
                                OF THE TRUST FUND

     Section 7.01.  Termination of Trust Fund Upon  Repurchase or Liquidation of
                    ------------------------------------------------------------
All Mortgage Loans. (a) The respective  obligations and  responsibilities of the
------------------
Trustee and the Master Servicer created hereby (other than the obligation of the Trustee to make payments to Certificateholders as set forth in Section 7.02, the obligation of the Master Servicer to make a final remittance to the Trustee for deposit into the Certificate Account pursuant to Section 4.01 and the obligations of the Master Servicer to the Trustee pursuant to Sections 9.10 and 9.14), shall terminate on the earlier of (i) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the sale of the property held by the Trust Fund in accordance with Section 7.01(b); provided, however, that in no event shall the Trust Fund created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof, and (ii) the Latest Possible Maturity Date. Any termination of the Trust Fund shall be carried out in such a manner so that the termination of each REMIC included therein shall qualify as a "qualified liquidation" under the REMIC Provisions.

     (b) On any Distribution Date occurring after the date on which the aggregate Scheduled Principal Balance of the Mortgage Loans is less than 10% of the Cut-off Date Aggregate Principal Balance, the Depositor may, upon written direction to the Trustee, cause (i) the Trustee to sell (or arrange for the sale of) the assets of the Trust Fund and (ii) the Trust Fund to adopt a plan of complete liquidation pursuant to Section 7.03(a)(i) hereof to sell all of its property. The property of the Trust Fund shall be sold at a price (the "Termination Price") equal to: (i) 100% of the unpaid principal balance of each Mortgage Loan on the day of such purchase plus interest accrued thereon at the applicable Mortgage Rate with respect to any Mortgage Loan to the Due Date in the Due Period immediately preceding the related Distribution Date to the date of such repurchase and (ii) the fair market value of any REO Property and any other property held by any REMIC, such fair market value to be determined by an appraiser or appraisers appointed by the Master Servicer with the consent of the Trustee.

     Section 7.02.  Procedure Upon  Termination of Trust Fund. (a) Notice of any
                    -----------------------------------------
termination pursuant to the provisions of Section 7.01, specifying the Distribution Date upon which the final distribution shall be made, shall be given promptly by the Trustee by first class mail to Certificateholders mailed
(x) no later than five Business Days after the Trustee has received notice from the Depositor of its intent to exercise its right to cause the termination of the Trust Fund pursuant to Section 7.01(b) or (y) upon the final payment or other liquidation of the last Mortgage Loan or REO Property in the Trust Fund. Such notice shall specify (A) the Distribution Date upon which final distribution on the Certificates of all amounts required to be distributed to Certificateholders pursuant to Section 5.02 will be made upon presentation and surrender of the Certificates at the Corporate Trust Office, and (B) that the Record Date otherwise applicable to such Distribution Date is not applicable, distribution being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. The Trustee shall give such notice to the Master Servicer and the Certificate Registrar at the time such notice is given to Holders of the Certificates. Upon any such termination, the duties of the Certificate Registrar with respect to the Certificates shall terminate and the Trustee shall terminate, or request the Master Servicer to terminate, the Collection Account it maintains, the Certificate Account and any other account or fund maintained with respect to the Certificates, subject to the Trustee's obligation hereunder to hold all amounts payable to Certificateholders in trust without interest pending such payment.

     (b)  In  the  event  that  all  of  the  Holders  do  not  surrender  their
Certificates for cancellation within three months after the time specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps to contact the remaining Certificateholders concerning surrender of such Certificates, and the cost thereof shall be paid out of the amounts distributable to such Holders. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall, subject to applicable state law relating to escheatment, hold all amounts distributable to such Holders for the benefit of such Holders. No interest shall accrue on any amount held by the Trustee and not distributed to a Certificateholder due to such Certificateholder's failure to surrender its Certificate(s) for payment of the final distribution thereon in accordance with this Section.

     (c) Any reasonable expenses incurred by the Trustee in connection with any termination or liquidation of the Trust Fund shall be paid from proceeds received from the liquidation of the Trust Fund.

     Section 7.03. Additional Trust Fund Termination Requirements. (a) The Trust
                   ----------------------------------------------
Fund shall be terminated in accordance with the following additional requirements, unless the Trustee seeks (at the request of the Master Servicer), and subsequently receives, an Opinion of Counsel (at the expense of the Master Servicer), addressed to the Trustee to the effect that the failure of the Trust Fund to comply with the requirements of this Section 7.03 will not (i) result in the imposition of taxes on any REMIC under the REMIC Provisions or (ii) cause any REMIC established hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (i) Within 89 days prior to the time of the making of the final payment on the Certificates, the Trustee (upon (x) the sale of the property of the Trust Fund by the Trustee pursuant to Section 7.01(b) or (y) notification by the Depositor that it intends to exercise its option to cause the termination of the Trust Fund) shall adopt a plan of complete liquidation of the Trust Fund on behalf of each REMIC, meeting the requirements of a qualified liquidation under the REMIC Provisions;

          (ii) The sale of the assets of the Trust Fund pursuant to Section 7.02 shall be a sale for cash and shall occur at or after the time of adoption of such a plan of complete liquidation and prior to the time of making of the final payment on the Certificates;

          (iii) On the date specified for final payment of the Certificates, the Trustee shall make final distributions of principal and interest on the Certificates in accordance with Section 5.02 and distribute or credit, or cause to be distributed or credited, to the Holder of the Residual
     Certificate all cash on hand after such final payment (other than cash retained to meet claims), and the Trust Fund (and each REMIC) shall terminate at that time; and

          (iv) In no event may the final payment on the Certificates or the final distribution or credit to the Holder of the Residual Certificate be made after the 89th day from the date on which the plan of complete liquidation is adopted.

     (b) By its acceptance of a Residual Certificate, each Holder thereof hereby
(i) authorizes the Trustee to take such action as may be necessary to adopt a plan of complete liquidation of the related REMIC and (ii) agrees to take such other action as may be necessary to adopt a plan of complete liquidation of the related REMIC, which authorization shall be binding upon all successor Residual Certificateholders.

                                  ARTICLE VIII

                          RIGHTS OF CERTIFICATEHOLDERS

     Section 8.01.  Limitation on Rights of Holders. (a) The death or incapacity
                    -------------------------------
of any Certificateholder shall not operate to terminate this Agreement or this Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of this Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them. Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the Master Servicer or the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     (b) No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Class Principal Amount (or Class Notional Amount) of Certificates of each Class shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request has been given such Trustee during such sixty-day period by such Certificateholders; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 8.02.  Access to List of Holders.  (a) If the Trustee is not acting
                    -------------------------
as Certificate Registrar, the Certificate Registrar will furnish or cause to be furnished to the Trustee, within fifteen days after receipt by the Certificate Registrar of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

     (b) If three or more Holders or Certificate Owners (hereinafter referred to as "Applicants") apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such Applicants reasonable access during the normal business hours of the Trustee to the most recent list of Certificateholders held by the Trustee or shall, as an alternative, send, at the Applicants' expense, the written communication proffered by the Applicants to all Certificateholders at their addresses as they appear in the Certificate Register.

     (c) Every Holder or Certificate Owner, if the Holder is a Clearing Agency, by receiving and holding a Certificate, agrees with the Depositor, the Master Servicer, the Certificate Registrar and the Trustee that neither the Depositor, the Master Servicer, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

     Section 8.03.  Acts of Holders of  Certificates.  (a) Any request,  demand,
                    --------------------------------
authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders or Certificate Owner, if the Holder is a Clearing Agency, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where expressly required herein, to the Master Servicer. Such instrument or instruments (as the action embodies therein and evidenced thereby) are herein sometimes referred to as an "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agents shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and Master Servicer, if made in the manner provided in this Section. Each of the Trustee and Master Servicer shall promptly notify the other of receipt of any such instrument by it, and shall promptly forward a copy of such instrument to the other.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments or deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee) shall be proved by the Certificate Register, and neither the Trustee, the Master Servicer, nor the Depositor shall be affected by any notice to the contrary.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

                                   ARTICLE IX

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS
                             BY THE MASTER SERVICER

     Section 9.01.  Duties of the Master Servicer.  The  Certificateholders,  by
                    -----------------------------
their purchase and acceptance of the Certificates, appoint Aurora Loan Services Inc., as Master Servicer. For and on behalf of the Depositor, the Trustee and the Certificateholders, the Master Servicer shall master service the Mortgage Loans in accordance with the provisions of this Agreement and the provisions of the applicable Servicing Agreement.

     Section 9.02.  Master Servicer Fidelity Bond and Master Servicer Errors and
                    ------------------------------------------------------------
Omissions  Insurance  Policy.  (a) The Master  Servicer,  at its expense,  shall
----------------------------
maintain in effect a Fidelity Bond and an Errors and Omissions Insurance Policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer's behalf, and covering errors and omissions in the performance of the Master Servicer's obligations hereunder. The Errors and Omissions Insurance Policy and the Fidelity Bond shall be in such form and amount that would meet the requirements of FNMA or FHLMC if it were the purchaser of the Mortgage Loans. The Master Servicer shall (i) require each Servicer to maintain an Errors and Omissions Insurance Policy and a Fidelity Bond in accordance with the provisions of the applicable Servicing Agreement,
(ii) cause each Servicer to provide to the Master Servicer certificates evidencing that such policy and bond is in effect and to furnish to the Master Servicer any notice of cancellation, non-renewal or modification of the policy or bond received by it, as and to the extent provided in the applicable Servicing Agreement, and (iii) furnish copies of the certificates and notices referred to in clause (ii) to the Trustee upon its request. The Fidelity Bond and Errors and Omissions Insurance Policy may be obtained and maintained in blanket form.

     (b) The Master Servicer shall promptly report to the Trustee any material changes that may occur in the Master Servicer Fidelity Bond or the Master Servicer Errors and Omissions Insurance Policy and shall furnish to the Trustee, on request, certificates evidencing that such bond and insurance policy are in full force and effect. The Master Servicer shall promptly report to the Trustee all cases of embezzlement or fraud, if such events involve funds relating to the Mortgage Loans. The total losses, regardless of whether claims are filed with the applicable insurer or surety, shall be disclosed in such reports together with the amount of such losses covered by insurance. If a bond or insurance claim report is filed with any of such bonding companies or insurers, the Master Servicer shall promptly furnish a copy of such report to the Trustee. Any amounts relating to the Mortgage Loans collected by the Master Servicer under any such bond or policy shall be promptly remitted by the Master Servicer to the Trustee for deposit into the Certificate Account. Any amounts relating to the Mortgage Loans collected by any Servicer under any such bond or policy shall be remitted to the Master Servicer to the extent provided in the applicable Servicing Agreement.

     Section  9.03.   Master   Servicer's   Financial   Statements  and  Related
                      ----------------------------------------------------------
Information.  For each year this  Agreement  is in effect,  the Master  Servicer
-----------
shall submit to the Trustee, each Rating Agency and the Depositor a copy of its annual unaudited financial statements on or prior to May 31 of each year. Such financial statements shall include a balance sheet, income statement, statement of retained earnings, statement of additional paid-in capital, statement of changes in financial position and all related notes and schedules and shall be in comparative form, certified by a nationally recognized firm of Independent Accountants to the effect that such statements were examined and prepared in accordance with generally accepted accounting principles applied on a basis consistent with that of the preceding year.

     Section  9.04.  Power to Act;  Procedures.  (a) The Master  Servicer  shall
                     -------------------------
master service the Mortgage Loans and shall have full power and authority, subject to the REMIC Provisions and the provisions of Article X hereof, and each Servicer shall have full power and authority (to the extent provided in the applicable Servicing Agreement) to do any and all things that it may deem necessary or desirable in connection with the servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable; provided that the Master Servicer shall not take, or knowingly permit any Servicer to take, any action that is inconsistent with or prejudices the interests of the Trust Fund or the Certificateholders in any Mortgage Loan or the rights and interests of the Depositor, the Trustee and the Certificateholders under this Agreement. The Master Servicer shall represent and protect the interests of the Trust Fund in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any Servicer to make any modification, waiver or amendment of any term of any Mortgage Loan that would cause the Trust Fund to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Servicer, and each Servicer, to the extent such authority is delegated to such Servicer by the Master Servicer under the applicable Servicing Agreement, is hereby authorized and empowered by the Trustee when the Master Servicer or a Servicer, as the case may be, believes it appropriate in its best judgment and in accordance with Accepted Servicing Practices and the applicable Servicing Agreement, to execute and deliver, on behalf of itself and the Certificateholders, the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Trustee shall furnish the Master Servicer, upon request, with any powers of attorney empowering the
Master Servicer or any Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with the applicable Servicing Agreement and this Agreement, and the Trustee shall execute and deliver such other documents, as the Master Servicer may request, necessary or appropriate to enable the Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Servicing Practices (and the Trustee shall have no liability for misuse of any such powers of attorney by the Master Servicer or any Servicer). If the Master Servicer or the Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Trustee or that the Trustee would be adversely affected under the "doing business" or tax laws of such state if such action is taken in its name, then upon request of the Trustee, the Master Servicer shall join with the Trustee in the appointment of a co-trustee pursuant to Section 6.09 hereof. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Trustee, be deemed to be the agent of the Trustee.

     (b) In master servicing and administering the Mortgage Loans, the Master Servicer shall employ procedures, and shall cause each Servicer to employ procedures (including, but not limited to, collection procedures), consistent with the applicable Servicing Agreement. Consistent with the foregoing, the Master Servicer may, and may permit any Servicer to, in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that the maturity of any Mortgage Loan shall not be extended past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-off Date. In the event of any extension described in clause
(ii) above, the Master Servicer shall make or cause to be made Advances on the related Mortgage Loan in accordance with the provisions of Section 5.04 on the basis of the amortization schedule of such Mortgage Loan without modification thereof by reason of such extension. Notwithstanding anything to the contrary in this Agreement, the Master Servicer shall not, unless default by the related Mortgagor is, in the reasonable judgment of the Master Servicer, imminent, permit any modification, waiver or amendment of any material term of any Mortgage Loan (including but not limited to the interest rate, the principal balance, the amortization schedule, or any other term affecting the amount or timing of payments on the Mortgage Loan or the collateral therefor) unless the Master Servicer shall have provided or caused to be provided to the Trustee an Opinion of Counsel in writing to the effect that such modification, waiver or amendment would not be treated as giving rise to a new debt instrument for federal income tax purposes and would not adversely affect the status of the REMIC.

     Section  9.05.   Servicing  Agreements  Between  the  Master  Servicer  and
                      ----------------------------------------------------------
Servicers;  Enforcement of Servicers' Obligations.  (a) Each Servicing Agreement
-------------------------------------------------
requires the applicable Servicer to service the Mortgage Loans in accordance with the provisions thereof. References in this Agreement to actions taken or to be taken by the Master Servicer include actions taken or to be taken by a Servicer on behalf of the Master Servicer. Any fees and other amounts payable to such Servicers shall be deducted from amounts remitted to the Master Servicer by the applicable Servicer and shall not be an obligation of the Trust.

     (b) The Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of each Servicer under the related Servicing Agreement, and shall, in the event that a Servicer fails to perform its obligations in accordance with the related Servicing Agreement, terminate the rights and obligations of such Servicer thereunder and either act as servicer of the related Mortgage Loans or enter into a Servicing Agreement with a successor Servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor initially only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed, and then, to the extent that such amounts are insufficient to reimburse the Master Servicer for the costs of such enforcement, (iii) from the Collection Account.

     Section 9.06.  Collection of Taxes,  Assessments and Similar Items.  (a) To
                    ---------------------------------------------------
the extent provided in the applicable Servicing Agreement, the Master Servicer shall cause each Servicer to establish and maintain one or more custodial accounts at a depository institution (which may be a depository institution with which the Master Servicer or any Servicer establishes accounts in the ordinary course of its servicing activities), the accounts of which are insured to the maximum extent permitted by the FDIC (each, an "Escrow Account") and shall deposit therein any collections of amounts received with respect to amounts due for taxes, assessments, water rates, Standard Hazard Insurance Policy premiums or any comparable items for the account of the Mortgagors. Withdrawals from any Escrow Account may be made (to the extent amounts have been escrowed for such purpose) only in accordance with the applicable Servicing Agreement. Each Servicer shall be entitled to all investment income not required to be paid to Mortgagors on any Escrow Account maintained by such Servicer. The Master
Servicer shall make (or cause to be made) to the extent provided in the applicable Servicing Agreement advances to the extent necessary in order to effect timely payment of taxes, water rates, assessments, Standard Hazard Insurance Policy premiums or comparable items in connection with the related Mortgage Loan (to the extent that the Mortgagor is required, but fails, to pay such items), provided that it has determined that the funds so advanced are recoverable from escrow payments, reimbursement pursuant to Section 4.02(v) or otherwise.

     (b) Costs incurred by the Master Servicer or by Servicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans may be added to the amount owing under the related Mortgage Note where the terms of the Mortgage Note so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Certificateholders. Such costs, to the extent that they are unanticipated, extraordinary costs, and not ordinary or routine costs shall be recoverable by the Master Servicer pursuant to Section 4.02(v).

     Section 9.07. Termination of Servicing Agreements; Successor Servicers. (a)
                   --------------------------------------------------------
The Master Servicer shall be entitled to terminate the rights and obligations of any Servicer under the applicable Servicing Agreement in accordance with the terms and conditions of such Servicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Servicing Agreement by the Master Servicer or the related Servicer, the Master Servicer shall either act as Servicer of the related Mortgage Loans, or enter into a Servicing Agreement with a successor Servicer.

     (b) If the Master Servicer acts as Servicer, it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces. The Master Servicer shall use reasonable efforts to have the successor Servicer assume liability for the representations and warranties made by the terminated Servicer in respect of the related Mortgage Loans, and in the event of any such assumption by the successor Servicer, the Trustee or the Master Servicer, as applicable, may, in the exercise of its business judgment, release the terminated Servicer from liability for such representations and warranties.

     Section 9.08. Master Servicer Liable for Enforcement.  Notwithstanding  any
                   --------------------------------------
Servicing Agreement, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders in accordance with the provisions of this Agreement, to the extent of its obligations hereunder, without diminution of such obligation or liability by virtue of such Servicing Agreements or arrangements. The Master Servicer shall use commercially reasonable efforts to ensure that the Mortgage Loans are serviced in accordance with the provisions of this Agreement and shall use commercially reasonable efforts to enforce the provisions of each Servicing Agreement for the benefit of the Certificateholders. The Master Servicer shall be entitled to enter into any agreement with the Servicers for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification. Except as expressly set forth herein, the Master Servicer shall have no liability for the acts or omissions of any Servicer in the performance by such Servicer of its obligations under the related Servicing Agreement.

     Section 9.09. No Contractual  Relationship Between Servicers and Trustee or
                   -------------------------------------------------------------
Depositor.  Any  Servicing  Agreement  that may be  entered  into and any  other
---------
transactions or services relating to the Mortgage Loans involving a Servicer in its capacity as such and not as an originator shall be deemed to be between such Servicer, the Seller and the Master Servicer, and the Trustee and the Depositor shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to such Servicer except as set forth in Section 9.10 hereof.

     Section  9.10.  Assumption  of Servicing  Agreement by Trustee.  (a) In the
                     ----------------------------------------------
event the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Event of Default under this Agreement), the Trustee shall thereupon assume all of the rights and obligations of such Master Servicer hereunder and under each Servicing Agreement entered into with respect to the Mortgage Loans. The Trustee, its designee or any successor master servicer appointed by the Trustee shall be deemed to have assumed all of the Master Servicer's interest herein and therein to the same extent as if such Servicing Agreement had been assigned to the assuming party, except that the Master Servicer shall not thereby be relieved of any liability or obligations of the Master Servicer under such Servicing Agreement accruing prior to its replacement as Master Servicer, and shall be liable to the Trustee, and hereby agrees to indemnify and hold harmless the Trustee from and against all costs, damages, expenses and liabilities (including reasonable attorneys' fees) incurred by the Trustee as a result of such liability or obligations of the Master Servicer and in connection with the Trustee's assumption (but not its performance, except to the extent that costs or liability of the Trustee are created or increased as a result of negligent or wrongful acts or omissions of the Master Servicer prior to its replacement as Master Servicer) of the Master Servicer's obligations, duties or responsibilities thereunder; provided that the Master Servicer shall not indemnify or hold harmless the Trustee against negligent or wrongful acts or omissions of the Trustee.

     (b) The Master Servicer that has been terminated shall, upon request of the Trustee but at the expense of such Master Servicer, deliver to the assuming party all documents and records relating to each Servicing Agreement and the related Mortgage Loans and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Servicing Agreement to the assuming party.

     Section 9.11. "Due-on-Sale" Clauses;  Assumption Agreements.  To the extent
                   ---------------------------------------------
provided in the applicable Servicing Agreement, to the extent Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the Servicers to enforce such clauses in accordance with the applicable Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the applicable Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the applicable Servicing Agreement.

     Section 9.12.  Release of Mortgage  Files.  (a) Upon becoming  aware of the
                    --------------------------
payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes for payment to Certificateholders on the next Distribution Date, the Master Servicer will, or will cause the applicable Servicer to, promptly notify the Trustee (or the applicable Custodian) by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the Collection Account maintained by the Master Servicer pursuant to Section 4.01 have been or will be so deposited) of a Servicing Officer and shall request the Trustee or the applicable Custodian, to deliver to the applicable Servicer the related Mortgage File. Upon receipt of such certification and request, the Trustee or the applicable Custodian (with the consent, and at the direction of the Trustee), shall promptly release the related Mortgage File to the applicable Servicer and the Trustee shall have no further responsibility with regard to such Mortgage File. Upon any such payment in full, the Master Servicer is authorized, and each Servicer, to the extent such authority is delegated to such Servicer by the Master Servicer under the applicable Servicing Agreement, is authorized, to give, as agent for the Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Collection Account.

     (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with Accepted Servicing Practices and the applicable Servicing Agreement, the Trustee shall execute such documents as shall be prepared and furnished to the Trustee by the Master Servicer, or by a Servicer (in form reasonably acceptable to the Trustee) and as are necessary to the prosecution of any such proceedings. The Trustee or the Custodian, shall, upon request of the Master Servicer, or of a Servicer, and delivery to the Trustee or the applicable Custodian, of a trust receipt signed by a Servicing Officer substantially in the form of Exhibit C, release the related Mortgage File held in its possession or control to the Master Servicer (or the applicable Servicer). Such trust receipt shall obligate the Master Servicer or applicable Servicer to return the Mortgage File to the Trustee or Custodian, as applicable, when the need therefor by the Master Servicer or applicable Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that herein above specified, the trust receipt shall be released by the Trustee or the Custodian, as applicable, to the Master Servicer (or the applicable Servicer).

     Section 9.13. Documents, Records and Funds in Possession of Master Servicer
                   -------------------------------------------------------------
To Be Held for Trustee.  (a) The Master  Servicer shall  transmit,  or cause the
----------------------
applicable Servicer to transmit, to the Trustee such documents and instruments coming into the possession of the Master Servicer or such Servicer from time to time as are required by the terms hereof to be delivered to the Trustee. Any funds received by the Master Servicer or by a Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer or by a Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be held for the benefit of the Trustee and the Certificateholders subject to the Master Servicer's right to retain or withdraw from the Collection Account the Master Servicing Fee and other amounts provided in this Agreement, and to the right of each Servicer to retain its Servicing Fee as provided in the applicable Servicing Agreement. The Master Servicer shall, and shall (to the extent provided in the applicable Servicing Agreement) cause each Servicer to, provide access to information and documentation regarding the Mortgage Loans to the Trustee, its agents and accountants at any time upon reasonable request and during normal business hours, and to Certificateholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it. In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

     (b) All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer, or any Servicer, in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be held by the Master Servicer, or by any Servicer, for and on behalf of the Trustee and the Certificateholders and shall be and remain the sole and exclusive property of the Trustee; provided, however, that the Master Servicer and each Servicer shall be entitled to setoff against, and deduct from, any such funds any amounts that are properly due and payable to the Master Servicer or such Servicer under this Agreement or the applicable Servicing Agreement.

     (c) The Master Servicer hereby acknowledges that concurrently with the execution of this Agreement, the Trustee shall own or, to the extent that a court of competent jurisdiction shall deem the conveyance of the Mortgage Loans from the Seller to the Depositor not to constitute a sale, the Trustee shall have a security interest in the Mortgage Loans and in all Mortgage Files representing such Mortgage Loans and in all funds now or hereafter held by, or under the control of, a Servicer or the Master Servicer that are collected by any Servicer or the Master Servicer in connection with the Mortgage Loans, whether as scheduled installments of principal and interest or as full or partial prepayments of principal or interest or as Liquidation Proceeds or Insurance Proceeds or otherwise, and in all proceeds of the foregoing and proceeds of proceeds (but excluding any fee or other amounts to which a Servicer is entitled under its Servicing Agreement, or the Master Servicer or the Depositor is entitled to hereunder); and the Master Servicer agrees that so long as the Mortgage Loans are assigned to and held by the Trustee, all documents or instruments constituting part of the Mortgage Files, and such funds relating to the Mortgage Loans which come into the possession or custody of, or which are subject to the control of, the Master Servicer or any Servicer shall be held by the Master Servicer or such Servicer for and on behalf of the Trustee as the Trustee's agent and bailee for purposes of perfecting the Trustee's security interest therein as provided by the applicable Uniform Commercial Code or other laws.

     (d) The Master Servicer agrees that it shall not, and shall not authorize any Servicer to, create, incur or subject any Mortgage Loans, or any funds that are deposited in any custodial account, Escrow Account or the Collection Account, or any funds that otherwise are or may become due or payable to the Trustee, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, nor assert by legal action or otherwise any claim or right of setoff against any Mortgage Loan or any funds collected on, or in connection with, a Mortgage Loan.

     Section 9.14.  Representations  and Warranties of the Master Servicer.  (a)
                    ------------------------------------------------------
The Master Servicer hereby represents and warrants to the Depositor and the Trustee, for the benefit of the Certificateholders, as of the Closing Date that:

          (i) it is validly existing and in good standing under the jurisdiction of its formation, and as Master Servicer has full power and authority to transact any and all business contemplated by this Agreement and to execute, deliver and comply with its obligations under the terms of this Agreement, the execution, delivery and performance of which have been duly authorized by all necessary corporate action on the part of the Master Servicer;

          (ii) the  execution  and  delivery  of this  Agreement  by the  Master
     Servicer and its performance and compliance with the terms of this Agreement will not (A) violate the Master Servicer's charter or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or by which it is bound or to which any of its assets are subject, which violation, default or breach would materially and adversely affect the Master Servicer's ability to perform its obligations under this Agreement;

          (iii) this Agreement constitutes, assuming due authorization, execution and delivery hereof by the other respective parties hereto, a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (iv) the Master Servicer is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance hereunder;

          (v) the Master Servicer is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as Master Servicer to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Master Servicer of its obligations under this Agreement;

          (vi) no litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

          (vii) the Master Servicer, or an affiliate thereof the primary business of which is the servicing of conventional residential mortgage loans, is an FNMA-and FHLMC-approved seller/servicer;

          (viii) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders (if any) as have been obtained;

          (ix) the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer; and

          (x) the Master Servicer has obtained an Errors and Omissions Insurance Policy and a Fidelity Bond in accordance with Section 9.02, each of which is in full force and effect, and each of which provides at least such coverage as is required hereunder.

     (b) It is understood and agreed that the representations and warranties set forth in this Section 9.14 shall survive the execution and delivery of this Agreement. The Master Servicer shall indemnify the Depositor and the Trustee and hold them harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Master Servicer's representations and warranties contained in Section 9.14(a). Notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits). It is understood and agreed that the enforcement of the obligation of the Master Servicer set forth in this Section to indemnify the Depositor and the Trustee as provided in this Section constitutes the sole remedy (other than as set forth in Section 6.14) of the Depositor and the Trustee, respecting a breach of the foregoing representations and warranties. Such indemnification shall survive any termination of the Master Servicer as Master Servicer hereunder, and any termination of this Agreement.

     Any cause of action against the Master Servicer relating to or arising out of the breach of any representations and warranties made in this Section shall accrue upon discovery of such breach by either the Depositor, the Master Servicer or the Trustee or notice thereof by any one of such parties to the other parties.

     (c) It is understood and agreed that the representations and warranties of the Depositor set forth in Sections 2.03(a) through (f) shall survive the execution and delivery of this Agreement. The Depositor shall indemnify the Master Servicer and hold it harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Depositor's representations and warranties contained in Sections 2.03(a) through (f) hereof. It is understood and agreed that the enforcement of the obligation of the Depositor set forth in this Section to indemnify the Master Servicer as provided in this Section constitutes the sole remedy of the Master Servicer respecting a breach by the Depositor of the representations and warranties in Sections 2.03(a) through (f) hereof.

     Any cause of action against the Depositor relating to or arising out of the breach of the representations and warranties made in Sections 2.03(a) through
(f) hereof shall accrue upon discovery of such breach by either the Depositor or the Master Servicer or notice thereof by any one of such parties to the other parties.

     Section 9.15.  Closing  Certificate  and Opinion.  On or before the Closing
                    ---------------------------------
Date, the Master Servicer shall cause to be delivered to the Depositor and Lehman Brothers Inc. an Opinion of Counsel, dated the Closing Date, in form and substance reasonably satisfactory to the Depositor and Lehman Brothers Inc., as to the due authorization, execution and delivery of this Agreement by the Master Servicer and the enforceability thereof.

     Section  9.16.  Standard  Hazard  and Flood  Insurance  Policies.  For each
                     ------------------------------------------------
Mortgage Loan, the Master Servicer shall maintain, or cause to be maintained by each Servicer, standard fire and casualty insurance and, where applicable, flood insurance, all in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. It is understood and agreed that such insurance shall be with insurers meeting the eligibility requirements set forth in the applicable Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

     Pursuant to Section 4.01, any amounts collected by the Master Servicer, or by any Servicer, under any insurance policies maintained pursuant to this
Section 9.16 (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the applicable Servicing Agreement) shall be deposited into the Collection Account, subject to withdrawal pursuant to Section 4.02. Any cost incurred by the Master Servicer or any Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Certificateholders and shall be recoverable by the Master Servicer or such Servicer pursuant to Section 4.02(v).

     Section 9.17.  Presentment of Claims and Collection of Proceeds. The Master
                    ------------------------------------------------
Servicer shall, or shall cause each Servicer (to the extent provided in the applicable Servicing Agreement) to, prepare and present on behalf of the Trustee and the Certificateholders all claims under the Insurance Policies with respect to the Mortgage Loans, and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such policies. Any proceeds disbursed to the Master Servicer (or disbursed to a Servicer and remitted to the Master Servicer) in respect of such policies or bonds shall be promptly deposited in the Collection Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition requisite to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

     Section 9.18.  Maintenance of the Primary Mortgage Insurance Policies.  (a)
                    ------------------------------------------------------
The Master Servicer shall not take, or permit any Servicer (consistent with the applicable Servicing Agreement) to take, any action that would result in non-coverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of such Master Servicer or Servicer, would have been covered thereunder. The Master Servicer shall use its best reasonable efforts to keep in force and effect, or to cause each Servicer to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), primary mortgage insurance applicable to each Mortgage Loan in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. The Master Servicer shall not, and shall not permit any Servicer to, cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder except in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.

     (b) The Master Servicer agrees to present, or to cause each Servicer to present, on behalf of the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 4.01, any amounts collected by the Master Servicer or any Servicer under any Primary Mortgage Insurance Policies shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 4.02.

     Section 9.19.  Trustee To Retain Possession of Certain  Insurance  Policies
                    ------------------------------------------------------------
and  Documents.  The  Trustee  (or its  custodian,  if any,  as  directed by the
--------------
Trustee), shall retain possession and custody of the originals of the Primary Mortgage Insurance Policies or certificate of insurance if applicable and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement. Until all amounts distributable in respect of the Certificates have been distributed in full and the Master Servicer otherwise has fulfilled its obligations under this Agreement, the Trustee (or its custodian, if any, as directed by the Trustee) shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement. The Master Servicer shall promptly deliver or cause to be delivered to the Trustee (or its custodian, if any, as directed by the Trustee), upon the execution or receipt thereof the originals of the Primary Mortgage Insurance Policies and any certificates of renewal thereof, and such other documents or instruments that constitute portions of the Mortgage File that come into the possession of the Master Servicer from time to time.

     Section  9.20.  Realization  Upon  Defaulted  Mortgage  Loans.  The  Master
                     ---------------------------------------------
Servicer shall use its reasonable best efforts to, or to cause each Servicer to, foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the applicable Servicing Agreement.

     Section 9.21.  Compensation  to the Master  Servicer.  The Master  Servicer
                    -------------------------------------
shall (i) be entitled, at its election, either (a) to pay itself the Master Servicing Fee, as reduced pursuant to Section 5.05, in respect of the Mortgage Loans out of any Mortgagor payment on account of interest prior to the deposit of such payment in the Collection Account it maintains or (b) to withdraw from the Collection Account, subject to Section 5.05, the Master Servicing Fee to the extent permitted by Section 4.02(iv). The Master Servicer shall also be entitled, at its election, either (a) to pay itself the Master Servicing Fee in respect of each delinquent Mortgage Loan master serviced by it out of
Liquidation Proceeds in respect of such Mortgage Loan or other recoveries with respect thereto to the extent permitted in Section 4.02 or (b) to withdraw from the Collection Account it maintains the Master Servicing Fee in respect of each Liquidated Mortgage Loan to the extent of such Liquidation Proceeds or other recoveries, to the extent permitted by Section 4.02. Servicing compensation in the form of assumption fees, if any, late payment charges, as collected, if any, or otherwise (including any Prepayment Penalty Amount) shall be retained by the Master Servicer (or the applicable Servicer) and shall not be deposited in the Collection Account. If the Master Servicer does not retain or withdraw the Master Servicing Fee from the Collection Account as provided herein, the Master Servicer shall be entitled to direct the Trustee to pay the Master Servicing Fee to such Master Servicer by withdrawal from the Certificate Account to the extent that payments have been received with respect to the applicable Mortgage Loan. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement. Pursuant to Section 4.01(e), all income and gain realized from any investment of funds in the Collection Account shall be for the benefit of the Master Servicer as additional compensation. The provisions of this Section 9.21 are subject to the provisions of Section 6.14(b).

     Section  9.22.  REO  Property.  (a) In the event the  Trust  Fund  acquires
                     -------------
ownership of any REO Property in respect of any Mortgage Loan, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the Certificateholders. The Master Servicer shall use its reasonable best efforts to sell, or, to the extent provided in the applicable Servicing
Agreement, cause the applicable Servicer to sell, any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable, but in all events within the time period, and subject to the conditions set forth in Article X hereof. Pursuant to its efforts to sell such REO Property, the Master Servicer shall protect and conserve, or cause the applicable Servicer to protect and conserve, such REO Property in the manner and to such extent required by the applicable Servicing Agreement, subject to Article X hereof.

     (b) The Master Servicer shall deposit or cause to be deposited all funds collected and received by it, or recovered from any Servicer, in connection with the operation of any REO Property in the Collection Account.

     (c) The Master Servicer and the applicable Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Advances as well as any unpaid Master Servicing Fees or Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that any such unreimbursed Advances as well as any unpaid Master Servicing Fees or Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

     (d) The Liquidation Proceeds from the final disposition of the REO Property, net of any payment to the Master Servicer and the applicable Servicer as provided above, shall be deposited in the Collection Account on or prior to the Determination Date in the month following receipt thereof (and the Master Servicer shall provide prompt written notice to the Trustee upon such deposit) and be remitted by wire transfer in immediately available funds to the Trustee for deposit into the Certificate Account on the next succeeding Deposit Date.

     Section 9.23. [Omitted]
                   ---------

     Section 9.24. Reports to the Trustee. (a) Not later than 30 days after each
                   ----------------------
Distribution Date, the Master Servicer shall forward to the Trustee a statement, deemed to have been certified by a Servicing Officer, setting forth the status of the Collection Account maintained by the Master Servicer as of the close of business on the related Distribution Date, indicating that all distributions required by this Agreement to be made by the Master Servicer have been made (or if any required distribution has not been made by the Master Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Collection Account maintained by the Master Servicer. Copies of such statement shall be provided by the Master Servicer to the Depositor, Attention: Contract Finance, and, upon request, any Certificateholders (or by the Trustee at the Master Servicer's expense if the Master Servicer shall fail to provide such copies (unless (i) the Master Servicer shall have failed to provide the Trustee with such statement or (ii) the Trustee shall be unaware of the Master Servicer's failure to provide such statement)).

     (b) Not later than two Business Days following each Distribution Date, the Master Servicer shall deliver to the Person designated by the Depositor, in a format consistent with other electronic loan level reporting supplied by the Master Servicer in connection with similar transactions, "loan level" information with respect to the Mortgage Loans as of the related Determination Date, to the extent that such information has been provided to the Master Servicer by the Servicers or by the Depositor.

     Section 9.25. Annual Officer's Certificate as to Compliance. (a) The Master
                   ---------------------------------------------
Servicer shall deliver to the Trustee and the Rating Agencies on or before May 31 of each year, commencing on May 31, 2000, an Officer's Certificate, certifying that with respect to the period ending on the immediately preceding December 31; (i) such Servicing Officer has reviewed the activities of such Master Servicer during the preceding calendar year or portion thereof and its performance under this Agreement; (ii) to the best of such Servicing Officer's knowledge, based on such review, such Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof, (iii) nothing has come to the attention of such Servicing Officer to lead such Servicing Officer to believe that any Servicer has failed to perform any of its duties, responsibilities and obligations under its Servicing Agreement in all material respects throughout such year, or, if there has been a material default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof, and (iv) the Master Servicer has received from each Servicer such Servicer's annual certificate of compliance and a copy of such Servicer's annual audit report, in each case to the extent required under the applicable Servicing Agreement, or, if any such certificate or report has not been received by the Master Servicer, the Master Servicer is using its best reasonable efforts to obtain such certificate or report.

     (b) Copies of such statements shall be provided to any Certificateholder upon request, by the Master Servicer or by the Trustee at the Master Servicer's expense if the Master Servicer failed to provide such copies (unless (i) the Master Servicer shall have failed to provide the Trustee with such statement or
(ii) the Trustee shall be unaware of the Master Servicer's failure to provide such statement).

     Section 9.26.  Annual  Independent  Accountants'  Servicing  Report. If the
                    ----------------------------------------------------
Master Servicer has, during the course of any fiscal year, directly serviced any of the Mortgage Loans, then the Master Servicer at its expense shall cause a nationally recognized firm of independent certified public accountants to furnish a statement to the Trustee, the Rating Agencies and the Depositor on or before May 31 of each year, commencing on May 31, 2000, to the effect that, with respect to the most recently ended fiscal year, such firm has examined certain records and documents relating to the Master Servicer's performance of its servicing obligations under this Agreement and pooling and servicing and trust agreements in material respects similar to this Agreement and to each other and that, on the basis of such examination conducted substantially in compliance with the audit program for mortgages serviced for FHLMC or the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Master Servicer's activities have been conducted in compliance with this Agreement, or that such examination has disclosed no material items of noncompliance except for (i) such exceptions as such firm believes to be immaterial, (ii) such other exceptions as are set forth in such statement and
(iii) such exceptions that the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages Serviced by FHLMC requires it to report. Copies of such statements shall be provided to any Certificateholder upon request by the Master Servicer, or by the Trustee at the expense of the Master Servicer if the Master Servicer shall fail to provide such copies. If such report discloses exceptions that are material, the Master Servicer shall advise the Trustee whether such exceptions have been or are susceptible of cure, and will take prompt action to do so.

     Section  9.27.  Merger or  Consolidation.  Any Person into which the Master
                     ------------------------
Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer shall be a Person that shall be qualified and approved to service mortgage loans for FNMA or FHLMC and shall have a net worth of not less than $15,000,000.

     Section 9.28. Resignation of Master Servicer.  Except as otherwise provided
                   ------------------------------
in Sections 9.27 and 9.29 hereof, the Master Servicer shall not resign from the obligations and duties hereby imposed on it unless it or the Trustee determines that the Master Servicer's duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel that shall be Independent to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee shall have assumed, or a successor master servicer shall have been appointed by the Trustee and until such successor shall have assumed, the Master Servicer's responsibilities and obligations under this Agreement. Notice of such resignation shall be given promptly by the Master Servicer to the Depositor.

     Section 9.29.  Assignment  or Delegation of Duties by the Master  Servicer.
                    -----------------------------------------------------------
Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder; provided, however, that the Master Servicer shall have the right without the prior written consent of the Trustee, the Depositor or the Rating Agencies to delegate or assign to or subcontract with or authorize or appoint an Affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder. In no case, however, shall any such delegation, subcontracting or assignment to an Affiliate of the Master Servicer relieve the Master Servicer of any liability hereunder. Notice of such permitted assignment shall be given promptly by the Master Servicer to the Depositor and the Trustee. If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor master servicer, the entire amount of the Master Servicing Fees and other compensation payable to the Master Servicer pursuant hereto, including amounts payable to or permitted to be retained or withdrawn by the Master Servicer pursuant to Section 9.21 hereof, shall thereafter be payable to such successor master servicer.

     Section 9.30.  Limitation  on Liability of the Master  Servicer and Others.
                    -----------------------------------------------------------
Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Trustee or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement. The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to master service the Mortgage Loans in accordance with this Agreement and that in its opinion may involve it in any expenses or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Master Servicer shall be entitled to be reimbursed therefor out of the Collection Account it maintains as provided by Section 4.02.

     The Master Servicer shall not be liable for any acts or omissions of any Servicer. In particular, the Master Servicer shall not be liable for any servicing errors or interruptions resulting from any failure of any Servicer to maintain computer and other information systems that are year-2000 compliant.

     Section 9.31.  Indemnification;  Third-Party  Claims.  The Master  Servicer
                    -------------------------------------
agrees to indemnify the Depositor and the Trustee, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses that the Depositor and the Trustee may sustain as a result of the failure of the Master Servicer to perform its duties and master service the Mortgage Loans in compliance with the terms of this Agreement. The Depositor and the Trustee shall immediately notify the Master Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans entitling the Depositor or the Trustee to indemnification hereunder, whereupon the Master Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim.

                                   ARTICLE X

                              REMIC ADMINISTRATION

     Section 10.01.  REMIC  Administration.  (a) As set forth in the Preliminary
                     ---------------------
Statement hereto, the Trustee shall elect REMIC status in accordance with the REMIC Provisions with respect to each of the Lower Tier REMIC and the Upper Tier REMIC. The Trustee shall make such elections on Forms 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of such elections, each Lower Tier Interests, other than the Class LTR Interest, is hereby designated as a regular interest in the Lower Tier REMIC, and each Certificate, other than the Class R Certificate, is hereby designated as a regular interest in the Upper Tier REMIC. The Class LTR Interest is hereby designated as the sole residual interest in the Lower Tier REMIC. The Class R Certificate evidences ownership of the Class LTR Interest and is also hereby designated as the sole residual interest in the Upper Tier REMIC.

     (b) The Closing Date is hereby designated as the "Startup Day" of each REMIC within the meaning of section 86OG(a)(9) of the Code.

     (c) The Trustee shall pay any and all tax related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Trustee in fulfilling its duties hereunder (including its duties as tax return preparer). The Trustee shall be entitled to reimbursement of expenses to the extent provided in clause (i) above from the Certificate Account.

     (d) The Trustee shall prepare, sign and file, all of each REMIC's federal and state tax and information returns as such REMIC's direct representative. The expenses of preparing and filing such returns shall be borne by the Trustee.

     (e) The Trustee or its designee shall perform on behalf of each REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Trustee shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any disqualified person or organization and (ii) to the Certificateholders such information or reports as are required by the Code or REMIC Provisions.

     (f) The Trustee, the Master Servicer and the Holders of Certificates shall take any action or cause the REMIC to take any action necessary to create or maintain the status of such REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. Neither the Trustee, the Master Servicer nor the Holder of any Residual Certificate shall take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of such REMIC as a REMIC or (ii) result in the imposition of a tax upon such REMIC (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth on Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee and the Master Servicer have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax. In addition, prior to taking any action with respect to the REMIC or the assets therein, or causing such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Residual Certificate will consult with the Trustee and the Master Servicer, or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to such REMIC, and no such Person shall take any such action or cause such REMIC to take any such action as to which the Trustee or the Master Servicer has advised it in writing that an Adverse REMIC Event could occur.

     (g) Each Holder of a Residual Certificate shall pay when due any and all taxes imposed on the related REMIC by federal or state governmental authorities. To the extent that such Trust taxes are not paid by a Residual
Certificateholder, the Trustee shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Residual Certificate in such REMIC or, if no such amounts are available, out of other amounts held in the Collection Account, and shall reduce amounts otherwise payable to holders of regular interests in such REMIC, as the case may be.

     (h) The Trustee shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis.

     (i) No additional contributions of assets shall be made to any REMIC, except as expressly provided in this Agreement with respect to eligible substitute mortgage loans.

     (j) Neither the Trustee nor the Master Servicer shall enter into any arrangement by which any REMIC will receive a fee or other compensation for services.

     (k) Upon the request of any Rating Agency, the Trustee shall deliver to such Rating Agency an Officer's Certificate stating the Trustee's compliance with the provisions of this Section 10.01.

     Section  10.02.  Prohibited   Transactions  and  Activities.   Neither  the
                      ------------------------------------------
Depositor, the Master Servicer nor the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to
(i) the  foreclosure of a Mortgage Loan,  (ii) the bankruptcy of the Trust Fund,
(iii) the  termination of each REMIC pursuant to Article VII of this  Agreement,
(iv) a substitution pursuant to Article II of this Agreement or (v) a repurchase of Mortgage Loans pursuant to Article II of this Agreement, nor acquire any assets for any REMIC, nor sell or dispose of any investments in the Certificate Account for gain, nor accept any contributions to the REMIC after the Closing Date, unless it has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, or substitution) that such disposition, acquisition, substitution, or acceptance will not (a) affect adversely the status of such REMIC as a REMIC or of the Certificates other than the Residual Certificates as the regular interests therein, (b) affect the distribution of interest or principal on the Certificates, (c) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement) or (d) cause such REMIC to be subject to a tax on prohibited transactions or prohibited contributions pursuant to the REMIC Provisions.

     Section  10.03.  Indemnification  with Respect to Certain Taxes and Loss of
                      ----------------------------------------------------------
REMIC Status.  (a) In the event that a REMIC fails to qualify as a REMIC,  loses
------------
its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by the Trustee of its duties and obligations set forth herein, the Trustee shall indemnify the Holder of the Residual Certificate against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence; provided, however, that the Trustee shall not be liable for any such Losses attributable to the action or inaction of the Master Servicer, the Depositor, or the Holder of such Residual Certificate, as applicable, nor for any such Losses resulting from misinformation provided by the Holder of such Residual Certificate on which the Trustee has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of such Residual Certificate now or hereafter existing at law or in equity. Notwithstanding the foregoing, however, in no event shall the Trustee have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement, (2) for any Losses other than arising out of a negligent performance by the Trustee of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders (in addition to payment of principal and interest on the Certificates).

     Section 10.04.  REO Property.  (a)  Notwithstanding  any other provision of
                     ------------
this Agreement, the Master Servicer, acting on behalf of the Trustee hereunder, shall not, and shall, to the extent provided in the applicable Servicing Agreement, not permit any Servicer to, rent, lease, or otherwise earn income on behalf of any REMIC with respect to any REO Property which might cause such REO Property to fail to qualify as "foreclosure" property within the meaning of section 860G(a)(8) of the Code or result in the receipt by any REMIC of any "income from non-permitted assets" within the meaning of section 860F(a)(2) of the Code or any "net income from foreclosure property" which is subject to tax under the REMIC Provisions unless the Master Servicer has advised, or has caused the applicable Servicer to advise, the Trustee in writing to the effect that, under the REMIC Provisions, such action would not adversely affect the status of the REMIC as a REMIC and any income generated for such REMIC by the REO Property would not result in the imposition of a tax upon such REMIC.

     (b) The Master Servicer shall make, or shall cause the applicable Servicer to make, reasonable efforts to sell any REO Property for its fair market value. In any event, however, the Master Servicer shall, or shall cause the applicable Servicer to, dispose of any REO Property within three years from the end of the calendar year of its acquisition by the Trust Fund unless the Trustee has received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a Federal or state tax upon such REMIC. If the Trustee has received such an extension, then the Trustee, or the Master Servicer, acting on its behalf hereunder, shall, or shall cause the applicable Servicer to, continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Trustee has not received such an extension and the Trustee, or the Master Servicer acting on behalf of the Trustee hereunder, or the applicable Servicer is unable to sell the REO Property within 33 months after its acquisition by the Trust Fund or if the Trustee has received such an extension, and the Trustee, or the Master Servicer acting on behalf of the Trustee hereunder, is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Master Servicer shall, or shall cause the applicable Servicer to, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Master Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

     Section  11.01.  Binding  Nature of Agreement;  Assignment.  This Agreement
                      -----------------------------------------
shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     Section  11.02.  Entire  Agreement.  This  Agreement  contains  the  entire
                      -----------------
agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

     Section  11.03.  Amendment.  (a) This Agreement may be amended from time to
                      ---------
time by the Depositor, the Master Servicer and the Trustee, without notice to or the consent of any of the Holders, (i) to cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund or this Agreement in any Offering Document; or to correct or supplement any provision herein which may be inconsistent with any other provisions herein, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions. No such amendment effected pursuant to the preceding sentence shall, as evidenced by an Opinion of Counsel, adversely affect the status of any REMIC created pursuant to this Agreement, nor shall such amendment effected pursuant to clause (iii) of such sentence adversely affect in any material respect the interests of any Holder. Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Trustee may require an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this paragraph. Any such amendment shall be deemed not to adversely affect in any material respect any Holder, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates (and any Opinion of Counsel requested by the Trustee in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

     (b) This Agreement may also be amended from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee receives an Opinion of Counsel, at the expense of the party requesting the change, that such change will not adversely affect the status of the REMIC as a REMIC or cause a tax to be imposed on such REMIC; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates affected thereby. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

     (c) Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Holder, the Depositor and to the Rating Agencies.

     (d) It shall not be necessary for the consent of Holders under this Section
11.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

     (e) Notwithstanding anything to the contrary in any Servicing Agreement, the Trustee shall not consent to any amendment of any Servicing Agreement except pursuant to the standards provided in this Section with respect to amendment of this Agreement.

     Section 11.04. Voting Rights.  Except to the extent that the consent of all
                    -------------
affected Certificateholders is required pursuant to this Agreement, with respect to any provision of this Agreement requiring the consent of Certificateholders representing specified percentages of aggregate outstanding Certificate Principal Amount (or Notional Amount), Certificates owned by the Depositor, the Master Servicer, the Trustee or any Servicer or Affiliates thereof are not to be counted so long as such Certificates are owned by the Depositor, the Master Servicer, the Trustee or any Servicer or Affiliates thereof.

     Section  11.05.  Provision  of  Information.  (a) For so long as any of the
                      --------------------------
Certificates of any Series or Class are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, each of the Depositor and the Trustee agree to cooperate with each other to provide to any Certificateholders and to any prospective purchaser of Certificates designated by such Certificateholder, upon the request of such Certificateholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Act. Any reasonable, out-of-pocket expenses incurred by the Trustee in providing such information shall be reimbursed by the Depositor.

     (b) The Trustee will provide to any person to whom a Prospectus was delivered, upon the request of such person specifying the document or documents requested, (i) a copy (excluding exhibits) of any report on Form 8-K or Form 10-K filed with the Securities and Exchange Commission pursuant to Section 6.20(c) and (ii) a copy of any other document incorporated by reference in the Prospectus. Any reasonable out-of-pocket expenses incurred by the Trustee in providing copies of such documents shall be reimbursed by the Depositor.

     (c) On each Distribution Date, the Trustee shall deliver or cause to be delivered by first class mail to the Depositor, Attention: Contract Finance, a copy of the report delivered to Certificateholders pursuant to Section 4.03.

     Section  11.06.  Governing  Law.  THIS  AGREEMENT  SHALL  BE  CONSTRUED  IN
                      --------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

     Section 11.07. Notices. All demands,  notices and communications  hereunder
                    -------
shall be in writing and shall be deemed to have been duly given when received by
(a) in the case of the Depositor, Structured Asset Securities Corporation, 200 Vesey Street, 12th Floor, New York, New York 10285, Attention: Mark Zusy, (b) in the case of the Trustee, The Chase Manhattan Bank, 450 West 33rd Street, New York, New York 10001-2697, Attention: Structured Finance Services, and (c) in the case of the Master Servicer, Aurora Loan Services Inc., 2530 South Parker Road, Suite 601, Aurora, Colorado 80014; Attention: Master Servicing, or as to each party such other address as may hereafter be furnished by such party to the other parties in writing. Any notice required or permitted to be mailed to a Holder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.

     Section  11.08.  Severability  of  Provisions.  If any  one or  more of the
                      ----------------------------
covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 11.09.  Indulgences;  No Waivers. Neither the failure nor any delay
                     ------------------------
on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

     Section  11.10.  Headings  Not  To  Affect  Interpretation.   The  headings
                      -----------------------------------------
contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

     Section 11.11.  Benefits of Agreement.  Nothing in this Agreement or in the
                     ---------------------
Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates, any benefit or any legal or equitable right, power, remedy or claim under this Agreement, except to the extent specified in Section 11.14.

     Section 11.12.  Special Notices to the Rating  Agencies.  (a) The Depositor
                     ---------------------------------------
shall give prompt notice to the Rating Agencies of the occurrence of any of the following events of which it has notice:

          (i) any amendment to this Agreement pursuant to Section 11.03;

          (ii) any Assignment by the Master Servicer of its rights hereunder or delegation of its duties hereunder;

          (iii) the  occurrence  of any Event of  Default  described  in Section
     6.14;

          (iv) any notice of termination given to the Master Servicer pursuant to Section 6.14 and any resignation of the Master Servicer hereunder;

          (v) the appointment of any successor to any Master Servicer pursuant to Section 6.14; and

          (vi) the making of a final payment pursuant to Section 7.02.

     (b) All notices to the Rating Agencies provided for this Section shall be in writing and sent by first class mail, telecopy or overnight courier, as follows:

     If to DCR, to:

     Duff & Phelps Credit Rating Co.
     55 East Monroe Street
     38th Floor
     Chicago, Illinois  60603
     Attention:  Residential
     MBS/SASCO 1999-ALS1

     If to Fitch, to:

     Fitch IBCA, Inc.
     1201 East 7th Street
     Powell, Wyoming  82435
     Attention:  Residential Mortgage Surveillance

     If to S&P, to:

     Standard & Poor's Rating Services
     25 Broadway, 12th Floor
     New York, New York  10004
     Attention: Residential Mortgages

     (c) The Trustee shall deliver to the Rating Agencies reports prepared pursuant to Section 4.03.

     Section 11.13. Counterparts.  This Agreement may be executed in one or more
                    ------------
counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

     Section  11.14.  Transfer  of  Servicing.  The Seller  agrees that it shall
                      -----------------------
provide written notice to the Trustee and the Master Servicer thirty days prior to any transfer or assignment by the Seller of its rights under any Servicing Agreement or of the servicing thereunder or delegation of its rights or duties thereunder or any portion thereof to any Person other than the initial Servicer under such Servicing Agreement. In addition, the ability of the Seller to transfer or assign its rights and delegate its duties under any Servicing Agreement or to transfer the servicing thereunder to a successor servicer shall be subject to the following conditions:

          (i) Such successor servicer must be qualified to service loans for FNMA or FHLMC;

          (ii) Such successor servicer must satisfy the seller/servicer eligibility standards in the applicable Servicing Agreement, exclusive of any experience in mortgage loan origination, and must be reasonably acceptable to the Master Servicer, whose approval shall not be unreasonably withheld;

          (iii) Such successor servicer must execute and deliver to the Trustee and the Master Servicer an agreement, in form and substance reasonably satisfactory to the Trustee and the Master Servicer, that contains an assumption by such successor servicer of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under the applicable Servicing Agreement;

          (iv) There must be delivered to the Trustee a letter from each Rating Agency to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates;

          (v) The Seller shall, at its cost and expense, take such steps, or cause the terminated Servicer to take such steps, as may be necessary or appropriate to effectuate and evidence the transfer of the servicing of the Mortgage Loans to such successor servicer, including, but not limited to, the following: (A) to the extent required by the terms of the Mortgage Loans and by applicable federal and state laws and regulations, the Seller shall cause the prior Servicer to timely mail to each obligor under a Mortgage Loan any required notices or disclosures describing the transfer of servicing of the Mortgage Loans to the successor servicer; (B) prior to the effective date of such transfer of servicing, the Seller shall cause the prior Servicer to transmit to any related insurer notification of such transfer of servicing; (C) on or prior to the effective date of such transfer of servicing, the Seller shall cause the prior Servicer to deliver to the successor servicer all Mortgage Loan Documents and any related records or materials; (D) on or prior to the effective date of such transfer of servicing, the Seller shall cause the prior Servicer to transfer to the successor servicer, or, if such transfer occurs after a Remittance Date but before the next succeeding Deposit Date, to the Master Servicer, all funds held by the Servicer in respect of the Mortgage Loans;
     (E) on or prior to the effective date of such transfer of servicing, the Seller shall cause the prior Servicer to, after the effective date of the transfer of servicing to the successor servicer, continue to forward to such successor servicer, within one Business Day of receipt, the amount of any payments or other recoveries received by the prior Servicer, and to notify the successor servicer of the source and proper application of each such payment or recovery; and (F) the Seller shall cause the prior Servicer to, after the effective date of transfer of servicing to the successor servicer, continue to cooperate with the successor servicer to facilitate such transfer in such manner and to such extent as the successor servicer may reasonably request.

         IN WITNESS WHEREOF, the Depositor, the Trustee and the Master Servicer have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

                                  STRUCTURED ASSET SECURITIES

                                  CORPORATION, as Depositor

                                  By: /s/ Stanley P. Labanowski
                                      ------------------------------------------
                                      Name:  Stanley P. Labanowski
                                      Title:  Authorized Signatory

                                  THE CHASE MANHATTAN BANK,

                                  as Trustee

                                  By:  /s/ Kimberly Costa
                                      ------------------------------------------
                                       Name:  Kimberly Costa
                                       Title:  Vice President

                                  AURORA LOAN SERVICES INC., as Master Servicer

                                  By:  /s/ Ralph Lenzi
                                      ------------------------------------------
                                       Name:  Ralph Lenzi
                                       Title:  CEO

Solely for purposes of Section 11.14,
accepted and agreed to by:

LEHMAN CAPITAL, A DIVISION OF
LEHMAN BROTHERS HOLDINGS INC.

By:  /s/ Joseph J. Kelly
     ----------------------------
     Name:  Joseph J. Kelly
     Title:  Authorized Signatory

                                    EXHIBIT A
                                    ---------

                              FORMS OF CERTIFICATES

                                   EXHIBIT B-1
                                   -----------

                          FORM OF INITIAL CERTIFICATION

                                                  ______________
                                                       Date

Structured Asset Securities Corporation
200 Vesey Street
New York, New York 10285

     Re: Trust Agreement (the "Trust Agreement"), dated as of February 1, 1999 among Structured Asset Securities Corporation, as Depositor, The Chase Manhattan Bank, as Trustee, and Aurora Loan Services Inc., as Master Servicer, with respect to Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-ALS1

Ladies and Gentlemen:

     In accordance with Section 2.02(a) of the Trust Agreement, subject to review of the contents thereof, the undersigned, as Custodian on behalf of the Trustee, hereby certifies that it (or its custodian) has received the documents listed in Section 2.01(b) of the Trust Agreement for each Mortgage File pertaining to each Mortgage Loan listed on Schedule A, to the Trust Agreement, subject to any exceptions noted on Schedule I hereto.

     Capitalized words and phrases used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Trust Agreement. This Certificate is subject in all respects to the terms of Section 2.02 of the Trust Agreement and the Trust Agreement sections cross-referenced therein.

                                   [Custodian], on behalf of
                                   THE CHASE MANHATTAN BANK,
                                   as Trustee


                                   By:_____________________________________
                                      Name:
                                      Title:

                                   EXHIBIT B-2
                                   -----------

                          FORM OF INTERIM CERTIFICATION


                                             ______________
                                                  Date

Structured Asset Securities Corporation
200 Vesey Street
New York, New York 10285

     Re: Trust Agreement (the "Trust Agreement"), dated as of February 1, 1999 among Structured Asset Securities Corporation, as Depositor, The Chase Manhattan Bank, as Trustee, and Aurora Loan Services Inc., as Master Servicer, with respect to Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-ALS1

Ladies and Gentlemen:

     In accordance with Section 2.02(b) of the Trust Agreement, the undersigned, as Custodian on behalf of the Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on Schedule I hereto) it (or its custodian) has received the applicable documents listed in Section 2.01(b) of the Trust Agreement.

     The undersigned hereby certifies that as to each Mortgage Loan identified on the Mortgage Loan Schedule, other than any Mortgage Loan listed on Schedule I hereto, it has reviewed the documents identified above and has determined that each such document appears regular on its face and appears to relate to the Mortgage Loan identified in such document.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Trust Agreement. This Certificate is qualified in all respects by the terms of said Trust Agreement including, but not limited to, Section 2.02(b).

                                   [Custodian], on behalf of
                                   THE CHASE MANHATTAN BANK,
                                   as Trustee

                                   By:_____________________________________
                                        Name:
                                        Title:

                                   EXHIBIT B-3
                                   -----------

                           FORM OF FINAL CERTIFICATION

                                             ______________
                                                  Date

Structured Asset Securities Corporation
200 Vesey Street
New York, New York 10285

     Re: Trust Agreement (the "Trust Agreement"), dated as of February 1, 1999 among Structured Asset Securities Corporation, as Depositor, The Chase Manhattan Bank, as Trustee, and Aurora Loan Services Inc., as Master Servicer, with respect to Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-ALS1

Ladies and Gentlemen:

     In accordance with Section 2.02(d) of the Trust Agreement, the undersigned, as Custodian on behalf of the Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on Schedule I hereto) it (or its custodian) has received the applicable documents listed in Section 2.01(b) of the Trust Agreement.

     The undersigned hereby certifies that as to each Mortgage Loan identified on the Mortgage Loan Schedule, other than any Mortgage Loan listed on Schedule I hereto, it has reviewed the documents listed above and has determined that each such document appears to be complete and, based on an examination of such documents, the information set forth in the Mortgage Loan Schedule is correct.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Trust Agreement. This Certificate is qualified in all respects by the terms of said Trust Agreement.

                                     [Custodian], on behalf of
                                     THE CHASE MANHATTAN BANK,
                                     as Trustee


                                     By:_____________________________________
                                          Name:
                                          Title:

                                   EXHIBIT B-4
                                   -----------

                               FORM OF ENDORSEMENT

     Pay to the order of The Chase Manhattan Bank, as trustee (the "Trustee") under the Trust Agreement dated as of February 1, 1999, among Structured Asset Securities Corporation, as Depositor, the Trustee and the Master Servicer relating to Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-ALS1, without recourse.

                                    ______________________________________
                                         [current signatory on note]

                                    By:___________________________________
                                         Name:
                                         Title:

                                    EXHIBIT C
                                    ---------

                  REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

                                             _______________
                                                  Date

[Addressed to Trustee
or, if applicable, custodian]

     In connection with the administration of the mortgages held by you as Trustee under a certain Trust Agreement dated as of February 1, 1999 among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, and you, as Trustee (the "Trust Agreement"), the undersigned Master Servicer hereby requests a release of the Mortgage File held by you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

     Mortgagor's Name:

     Address:

     Loan No.:

         Reason for requesting file:

     1. Mortgage Loan paid in full. (The Master Servicer hereby certifies that all amounts received in connection with the loan have been or will be credited to the Collection Account or the Certificate Account (whichever is applicable) pursuant to the Trust Agreement.)

     2. The Mortgage Loan is being foreclosed.

     3. Mortgage Loan substituted. (The Master Servicer hereby certifies that a Qualifying Substitute Mortgage Loan has been assigned and delivered to you along with the related Mortgage File pursuant to the Trust Agreement.)

     4. Mortgage Loan repurchased. (The Master Servicer hereby certifies that the Purchase Price has been credited to the Collection Account or the Certificate Account (whichever is applicable) pursuant to the Trust Agreement.)

     5. Other. (Describe)

     The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Trust Agreement and will be returned to you within ten (10) days of our receipt of the Mortgage File, except if the Mortgage Loan has been paid in full, or repurchased or substituted for a Qualifying Substitute Mortgage Loan (in which case the Mortgage File will be retained by us permanently) and except if the Mortgage Loan is being foreclosed (in which case the Mortgage File will be returned when no longer required by us for such purpose).

     Capitalized terms used herein shall have the meanings ascribed to them in the Trust Agreement.

                                    _____________________________________
                                         [Name of Master Servicer]

                                    By:__________________________________
                                         Name:
                                         Title: Servicing Officer

                                   EXHIBIT D-1
                                   -----------

          FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEREE)

STATE OF       )
               )  ss.:
COUNTY OF      )

     [NAME OF OFFICER], _________________ being first duly sworn, deposes and says:

     1. That he [she] is [title of officer] ________________________ of [name of Purchaser] _________________________________________ (the "Purchaser"), a
_______________________ [description of type of entity] duly organized and existing under the laws of the [State of __________] [United States], on behalf of which he [she] makes this affidavit.

     2. That the Purchaser's Taxpayer Identification Number is ______________.

     3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will not be a "disqualified organization" as of __________________ [date of transfer], and that the Purchaser is not acquiring a Residual Certificate (as defined in the Agreement) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code
Section  1381(a)(2)(C),  any "electing large partnership"  within the meaning of
Section 775 of the Code, or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511.

     4. That the Purchaser is not, and on __________________ [date of transfer] will not be, and is not and on such date will not be investing the assets of, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan subject to Code Section 4975 or a person or entity that is using the assets of any employee benefit plan or other plan to acquire a Residual Certificate.

     5. That the Purchaser hereby acknowledges that under the terms of the Trust Agreement (the "Agreement") among Structured Asset Securities Corporation, The Chase Manhattan Bank, as Trustee and Aurora Loan Services Inc., as Master Servicer, dated as of February 1, 1999, no transfer of a Residual Certificate shall be permitted to be made to any person unless the Trustee has received a certificate from such transferee to the effect that such transferee is not an employee benefit plan subject to ERISA or a plan subject to Section 4975 of the Code and is not using the assets of any employee benefit plan or other plan to acquire a Residual Certificate.

     6. That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a "Book-Entry Nominee").

     7. That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual Certificate.

     8. That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Trustee a written statement substantially in the form of Exhibit G to the Agreement.

     9. That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that it intends to pay taxes associated with holding such Residual Certificate as they become due.

     10. That the Purchaser (i) is a U.S. Person or (ii) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code. "Non-U.S. Person" means an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, including for this purpose, the District of Columbia, or an estate that is subject to U.S. federal income tax regardless of the source of its income, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust.

     11. That the Purchaser agrees to such amendments of the Trust Agreement as may be required to further effectuate the restrictions on transfer of any Residual Certificate to such a "disqualified organization," an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

     12. That the Purchaser consents to the designation of the Trustee as its agent to act as "tax matters person" of the Trust Fund pursuant to the Trust Agreement.

     IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this _____ day of __________, 19__.

                                    ______________________________________
                                            [name of Purchaser]

                                    By:___________________________________
                                         Name:
                                         Title:

     Personally appeared before me the above-named [name of officer] ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer] _________________ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

     Subscribed and sworn before me this _____ day of __________, 19__.

NOTARY PUBLIC


______________________________


COUNTY OF_____________________

STATE OF______________________

My commission expires the _____ day of __________, 19__.

                                   EXHIBIT D-2
                                   -----------

          FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEROR)

                                             ______________
                                                  Date

     Re:  Structured Asset Securities  Corporation
          Mortgage Pass-Through Certificates

     _______________________ (the "Transferor") has reviewed the attached affidavit of _____________________________ (the "Transferee"), and has no actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate. In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

                                    Very truly yours,

                                    _______________________________
                                    Name:
                                    Title:

                                    EXHIBIT E
                                    ---------

                               SERVICING AGREEMENT

                                    EXHIBIT F
                                    ---------

                     FORM OF RULE 144A TRANSFER CERTIFICATE

     Re:  Structured Asset Securities  Corporation
          Mortgage    Pass-Through    Certificates
          Series 1999-ALS1
          ----------------------------------------

     Reference is hereby made to the Trust Agreement dated as of February 1, 1999 (the "Trust Agreement") among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and The Chase Manhattan Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Trust Agreement.

     This letter relates to $_________ initial Certificate Balance of Class Certificates which are held in the form of Definitive Certificates registered in the name of (the "Transferor"). The Transferor has requested a transfer of such Definitive Certificates for Definitive Certificates of such Class registered in the name of [insert name of transferee].

     In connection with such request, and in respect of such Certificates, the Transferor hereby certifies that such Certificates are being transferred in accordance with (i) the transfer restrictions set forth in the Trust Agreement and the Certificates and (ii) Rule 144A under the Securities Act to a purchaser that the Transferor reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A purchasing for its own account or for the account of a "qualified institutional buyer", which purchaser is aware that the sale to it is being made in reliance upon Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Placement Agent and the Depositor.

                                    ________________________________________
                                             [Name of Transferor]

                                    By:_____________________________________
                                         Name:
                                         Title:

Dated: __________________, ________

                                    EXHIBIT G
                                    ---------

                         FORM OF PURCHASER'S LETTER FOR
                        INSTITUTIONAL ACCREDITED INVESTOR

                                             ______________
                                                  Date

Dear Sirs:

     In connection with our proposed purchase of $______________ principal amount of Mortgage Pass-Through Certificates, Series 1999-ALS1 (the "Privately Offered Certificates") of Structured Asset Securities Corporation (the "Depositor"), we confirm that:

(1) We understand that the Privately Offered Certificates have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Privately Offered Certificates within three years of the later of the date of original issuance of the Privately Offered Certificates or the last day on which such Privately Offered Certificates are owned by the Depositor or any affiliate of the Depositor (which includes the Placement Agent) we will do so only (A) to the Depositor, (B) to "qualified institutional buyers" (within the meaning of Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act ("QIBs"), (C) pursuant to an exemption from registration in accordance with Rule 904 of Regulation S under the Securities Act, (D) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (E) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is not a QIB (an "Institutional Accredited Investor") which, prior to such transfer, delivers to the Trustee under the Trust Agreement dated as of February 1, 1999 among the Depositor, Aurora Loan Services Inc., as Master Servicer and The Chase Manhattan Bank, as Trustee (the "Trustee"), a signed letter in the form of this letter; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Privately Offered Certificates from us a notice advising such purchaser that resales of the Privately Offered Certificates are restricted as stated herein.

(2) We understand that, in connection with any proposed resale of any Privately Offered Certificates to an Institutional Accredited Investor, we will be required to furnish to the Trustee and the Depositor a certification from such transferee in the form hereof to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We further understand that the Privately Offered Certificates purchased by us will bear a legend to the foregoing effect.

(3) We are acquiring the Privately Offered Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Privately Offered Certificates, and we and any account for which we are acting are each able to bear the economic risk of such investment.

(4) We are an Institutional Accredited Investor and we are acquiring the Privately Offered Certificates purchased by us for our own account or for one or more accounts (each of which is an Institutional Accredited Investor) as to each of which we exercise sole investment discretion.

(5) We have received such information as we deem necessary in order to make our investment decision.

(6) If we are acquiring ERISA-Restricted Certificates, we understand that in accordance with ERISA, the Code and the Exemption, no Plan as to which the Purchaser, the Depositor, any Servicer or Master Servicer or the Trustee is a party in interest or disqualified person, and no person acting on behalf of such a Plan may acquire such Certificate unless the acquisition would constitute an exempt transaction under a statutory exemption or any of the administrative exemptions issued by the U.S. Department of Labor.

     Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Trust Agreement.

     You and the Depositor are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                    Very truly yours,

                                    __________________________________
                                               [Purchaser]

                                    By________________________________
                                         Name:
                                         Title:

                                    EXHIBIT H
                                    ---------

                       [FORM OF ERISA TRANSFER AFFIDAVIT]

STATE OF NEW YORK       )
                        )  ss.:
COUNTY OF NEW YORK      )

     The undersigned, being first duly sworn, deposes and says as follows:

     1. The undersigned is the ______________________ of (the "Investor"), a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.

     2. The  Investor  either (x) is not an  employee  benefit  plan  subject to
Section 406 or Section 407 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), the Trustee of any such plan or a person acting on behalf of any such plan nor a person using the assets of any such plan or (2) if the Investor is an insurance company, such Investor is purchasing such Certificates with funds contained in an "Insurance Company General Account" (as such term is defined in Section v(e) of the Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under PTCE 95-60; or (y) shall deliver to the Trustee and the Depositor an opinion of counsel (a "Benefit Plan Opinion") satisfactory to the Trustee and the Depositor, and upon which the Trustee and the Depositor shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Investor will not result in the assets of the Trust Fund being deemed to be plan assets and subject to the prohibited transaction provisions of ERISA or the Code and will not subject the Trustee or the Depositor to any obligation in addition to those undertaken by such entities in the Trust Agreement, which opinion of counsel shall not be an expense of the Trustee or the Depositor.

     3. The Investor hereby acknowledges that under the terms of the Trust Agreement (the "Agreement") among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, and The Chase Manhattan Bank, as Trustee, dated as of February 1, 1999, no transfer of the ERISA-Restricted Certificates shall be permitted to be made to any person unless the Depositor and Trustee have received a certificate from such transferee in the form hereof.

     IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of _______________, 199 .

                                    ________________________________________
                                                   [Investor]

                                    By:_____________________________________
                                         Name:
                                         Title:

ATTEST:

_____________________________

STATE OF         )
                 )  ss.:
COUNTY OF        )

     Personally appeared before me the above-named

     _________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _________________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.

     Subscribed and sworn before me this _____ day of ___________ 199__.

                                    _______________________________
                                    NOTARY PUBLIC

                                    My  commission  expires the
                                    ____  day  of   __________, 19__.

                                    EXHIBIT I
                                    ---------

                            MONTHLY REMITTANCE ADVICE

                                    EXHIBIT J
                                    ---------

                      MONTHLY ELECTRONIC DATA TRANSMISSION

                                    EXHIBIT K
                                    ---------

                               CUSTODIAL AGREEMENT

                                   SCHEDULE A
                                   ----------

                             MORTGAGE LOAN SCHEDULE

                                   SCHEDULE B
                                   ----------

                           PRINCIPAL AMOUNT SCHEDULES

                                [Not Applicable]